                                                 Registration File No. 333-76931
                                                                        811-9075

       As filed with the Securities and Exchange Commission on April 29, 2005

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                   ----------

                                    FORM N-6
                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933                     /X/
                           PRE-EFFECTIVE AMENDMENT NO.                    / /

                                   ----------

                          POST-EFFECTIVE AMENDMENT NO. 8                  /X/

                      ON FORM N-6 TO REGISTRATION STATEMENT
                                   ON FORM S-6

                                   ----------

                                     AND/OR

                          REGISTRATION STATEMENT UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                 AMENDMENT NO. 8                          /X/

                        (CHECK APPROPRIATE BOX OR BOXES.)

                              LLAC VARIABLE ACCOUNT
                           (EXACT NAME OF REGISTRANT)

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                               (NAME OF DEPOSITOR)
                                175 BERKELEY ST.
                           BOSTON, MASSACHUSETTS 02117
              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

        DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE: (617) 357-9500

                                STEPHEN M. BATZA
                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                                175 BERKELEY ST.
                           BOSTON, MASSACHUSETTS 02117

                     (NAME AND ADDRESS OF AGENT FOR SERVICE)

                                   ----------

   Copies to:
   JOAN E. BOROS, ESQ.                      WILLIAM J. O'CONNELL, ESQ.
   CHRISTOPHER S. PETITO                    ASSISTANT GENERAL COUNSEL AND
   JORDEN BURT, LLP                         ASSISTANT SECRETARY
   1025 THOMAS JEFFERSON ST., N.W.          LIBERTY LIFE ASSURANCE COMPANY
   WASHINGTON, D.C.  20007-5201             OF BOSTON
                                            175 BERKELEY ST.
                                            BOSTON, MASSACHUSETTS 02117

        APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING: CONTINUOUS

It is proposed that this filing will become effective (check appropriate box)

          / / Immediately upon filing pursuant to paragraph (b) of Rule 485.

          /X/ On May 1, 2005 pursuant to paragraph (b) of Rule 485.

          / / 60 days after filing pursuant to paragraph (a) of Rule 485.

          / / On May 1, 2005 pursuant to paragraph (a) of Rule 485.

If appropriate, check the following box:

          / / This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

                                   ----------

                      TITLE OF SECURITIES BEING REGISTERED:

Variable portion of flexible premium variable life insurance contracts.

================================================================================

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                                    ISSUED BY
                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             IN CONNECTION WITH ITS
                              LLAC VARIABLE ACCOUNT
                        175 BERKELEY STREET, P.O. BOX 140
                        BOSTON, MASSACHUSETTS 02117-0140
                                 SERVICE CENTER
                                 100 LIBERTY WAY
                           DOVER, NEW HAMPSHIRE 03820
                            1-800-451-7065 EXT. 36203


This prospectus describes Flexible Premium Variable Life Insurance Contracts (the "Contract" or "Contracts" ) offered by Liberty Life Assurance Company of Boston ("we", "our" or "Liberty Life") for prospective insured persons who meet our Age and underwriting standards. The Contracts are designed to provide life insurance benefits for the Insured and investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving frequent transfers of Contract values. This prospectus provides information that a prospective owner should know before investing in the Contracts. Please read this prospectus carefully and retain it for future reference.

The Contracts currently offer 27 investment options, each of which is a Sub-Account of LLAC Variable Account of Liberty Life (the "Variable Account") and invests in a series (a "Portfolio") of the following investment companies:

AIM Variable Insurance Funds
The Dreyfus Corporation
Franklin Templeton Variable Insurance Products Trust
Liberty Variable Investment Trust
MFS(R)Variable Insurance Trust
SteinRoe Variable Investment Trust


Please refer to the table starting on page 15 for a complete listing of the Portfolios in which the Sub-Accounts invest. Not all of the Sub-Accounts may be available under your Contract. This prospectus is valid only if accompanied by the current prospectuses for the Portfolios. IF ANY OF THOSE PROSPECTUSES ARE MISSING OR OUTDATED, PLEASE CALL OR WRITE TO US AT OUR SERVICE CENTER AT THE TELEPHONE NUMBER OR ADDRESS GIVEN ABOVE AND WE WILL SEND A REPLACEMENT OR CURRENT VERSION.


The Owner ("you") also can allocate all or a part of your Contract's value to the Fixed Account, which credits a specified rate of interest.

No claim is made that this variable life insurance contract is in any way similar or comparable to a systematic investment plan of a mutual fund.

In certain states the Contracts may be offered as group contracts with individual ownership represented by Certificates. The discussion of Contracts in this prospectus applies equally to Certificates under group contracts, unless the context specifies otherwise. The Contracts may not be available in all states.

It may not be advantageous for you to purchase variable life insurance to replace your existing insurance coverage or if you already own a variable life insurance contract.

THE CONTRACTS AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY, NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ITS SUBSIDIARIES, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF VALUE.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                   The Date of this Prospectus is May 1, 2005

                                TABLE OF CONTENTS


                                                                                       PAGE
                                                                                       ----
Summary of Benefits, Risks & Characteristics of the Contracts                           1
    Description and Benefits of the Contracts                                           1
    Issuance and Underwriting                                                           1
    Death Benefit                                                                       1
    Choice of Death Benefit Options                                                     1
    Coverage Guarantees                                                                 1
    Account Value                                                                       1
    Multiple Investment Options                                                         1
    Fixed Account                                                                       1
    Flexibility                                                                         1
    Transfers                                                                           1
    Right to Return Period                                                              1
    Surrenders and Partial Withdrawals                                                  2
    Loans                                                                               2
    Assignment                                                                          2
    Tax Benefits                                                                        2
    Optional Insurance Benefits                                                         2
    Risks of the Contracts                                                              2
    Investment Performance                                                              2
    Suitability                                                                         2
    Risk of Lapse                                                                       2
    Limitations on Access to Cash Value                                                 2
    Limitations on transfers among the Sub-Accounts and the Fixed Account               2
    Impact of Loans                                                                     2
    Adverse Tax Consequences                                                            2
    Portfolio Company Risks                                                             3
    Characteristics of the Contracts                                                    3
Tables of Fees and Expenses                                                             4
    Transaction Fees                                                                    4
    Periodic Charges other than Portfolio Operating Expenses                            5
    Optional Insurance Benefit Charges                                                  6
    Annual Portfolio Operating Expenses                                                 8
Description of Liberty Life and the Variable Account                                   10
    Liberty Life Assurance Company of Boston                                           10
    Variable Account                                                                   10
    Safekeeping of the Variable Account's Assets                                       10
    The Investment and Fixed Account Options                                           10
    Variable Account Investments                                                       10
    Voting Rights                                                                      14
    Additions, Deletions, and Substitutions of Securities                              14
    The Fixed Account                                                                  15
Purchasing a Contract                                                                  15
    Initial Premium                                                                    15
    Contract Date                                                                      16
    Face Amount                                                                        16
    Subsequent Premiums                                                                16
    Guaranteed Coverage Monthly Premium                                                17
    Modified Endowment Contract                                                        18
    Right to Return Contract                                                           18

                                                                                        PAGE
                                                                                        ----
Account Value                                                                           18
    General                                                                             18
    Adjustments to Account Value                                                        18
    Accumulation Units                                                                  19
    Accumulation Unit Value                                                             19
    Postponement of Payments                                                            19
Allocation of Net Premiums                                                              20
    Initial Net Premium                                                                 20
    Subsequent Net Premiums                                                             20
    Asset Allocation Models                                                             20
Transfer Provisions                                                                     21
    Transfer Privilege                                                                  21
    Limitations on Transfers                                                            21
    Transfers Authorized by Telephone                                                   22
    Dollar Cost Averaging                                                               22
    Asset Rebalancing                                                                   23
Death Benefit and Optional Insurance Benefits                                           23
    Death Benefit                                                                       23
    Death Benefit Options                                                               24
    Death Benefit at Attained Age 100                                                   25
    Change in the Face Amount                                                           25
    Proceeds Options                                                                    26
        - Option 1-Interest                                                             26
        - Option 2-Fixed Amount                                                         26
        - Option 3-Fixed Period                                                         26
        - Option  4-Life Income, with or without a guarantee period                     26
    Liberty Security Account(R)                                                         26
    Optional Insurance Benefit Agreements                                               27
        - Accelerated Death Benefit Agreement                                           27
        - Waiver of Specified Monthly Premium                                           27
        - Waiver of Monthly Deduction                                                   27
        - Children's Protection Benefit                                                 27
        - Accidental Death and Dismemberment                                            27
        - Primary Insured Term Insurance                                                27
        - Level Term Insurance                                                          28
        - Additional Insured Term Insurance                                             28
Charges and Deductions                                                                  28
    Premium Expense Charge                                                              28
    Separate Account Expense Charge                                                     28
    Monthly Deduction                                                                   29
    Cost of Insurance Charge                                                            29
    Contract Fee                                                                        30
    Charges for Optional Insurance Benefit Agreements                                   30
    Portfolio Expenses                                                                  30
    Transaction Fees                                                                    30
    Withdrawal Charge                                                                   30
    Medical Waiver of Withdrawal Charge                                                 31
    Partial Withdrawal Fee                                                              31
    Transfer Fee                                                                        31
Contract Surrender and Partial Withdrawals                                              31
    Surrender                                                                           31
    Partial Withdrawals                                                                 32
        - Effect of Partial Withdrawal on Death Benefit                                 32
        - Allocating Partial Withdrawals among Sub-Accounts and the Fixed Account       32

                                                                                        PAGE
                                                                                        ----
Loans                                                                                   32
    Availability of Loans                                                               32
    Limitations                                                                         32
    Interest                                                                            33
    Effect of Loans                                                                     33
    Loan Procedures                                                                     33
Lapse and Reinstatement                                                                 34
    Lapse                                                                               34
    Lapse Options                                                                       34
    Reinstatement                                                                       34
General Contract Provisions                                                             34
    Ownership Rights                                                                    34
    Beneficiary                                                                         34
    Assignment                                                                          35
    Periodic Reports                                                                    35
Distribution of Contracts                                                               35
    Liberty Life Distributors LLC                                                       35
Federal Income Tax Considerations                                                       35
    Taxation of Liberty Life and the Variable Account                                   36
    Tax Status of the Contract                                                          36
    Diversification Requirements                                                        36
    Owner Control                                                                       37
    Income Tax Treatment of Life Insurance Death Benefit Proceeds                       37
    Accelerated Death Benefit                                                           37
    Tax Deferral During Accumulation Period                                             37
    Contracts Which Are MECs                                                            38
    Characterization of a Contract as a MEC                                             38
    Tax Treatment of Withdrawals, Loans, Assignments and Pledges under MECs             38
    Penalty Tax                                                                         38
    Aggregation of Contracts                                                            38
    Contracts Which Are Not MECs                                                        38
    Tax Treatment of Withdrawals Generally                                              38
    Certain Distributions Required by the Tax Law in the First 15 Contract Years        38
    Tax Treatment of Loans                                                              38
    Actions to Ensure Compliance with the Tax Law                                       38
    Federal Income Tax Withholding                                                      39
    Tax Advice                                                                          39
Legal Proceedings                                                                       39
Legal Matters                                                                           39
Financial Statements                                                                    39
Glossary of Terms used in the Prospectus                                                40


THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. LIBERTY LIFE DOES NOT AUTHORIZE ANY INFORMATION OR REPRESENTATION REGARDING THE OFFERING DESCRIBED IN THIS PROSPECTUS OTHER THAN AS CONTAINED IN THIS PROSPECTUS.

          SUMMARY OF BENEFITS, RISKS & CHARACTERISTICS OF THE CONTRACTS


The following is a summary of the benefits, risks and characteristics of the Contracts. It is only a summary. Additional information on the Contracts' benefits, risks and characteristics can be found in the later sections of this prospectus. Capitalized terms used in this prospectus are defined where first used or in the Glossary beginning on page 52 of this prospectus.


DESCRIPTION AND BENEFITS OF THE CONTRACTS

ISSUANCE AND UNDERWRITING. We will issue a Contract on the life of a prospective Insured who meets our Age and underwriting standards.

DEATH BENEFIT. The primary benefit of your Contract is life insurance coverage. While the Contract is in force, a Death Benefit will be paid to the Beneficiary when the Insured covered under the Contract dies. You or your Beneficiary may choose to receive the Death Benefit in a lump sum or under one of our proceeds options.

CHOICE OF DEATH BENEFIT OPTIONS. The Contract offers a choice of two Death Benefits. Under Option 1, the Death Benefit will not be less than the then current Face Amount of your Contract less any outstanding loans. Under Option 2, the Death Benefit will not be less than the sum of the then current Face Amount of your Contract and your Account Value, less any outstanding loans. Under either option, the Death Benefit may equal a multiple of the Account Value, if that amount would be greater than the amount described above.

COVERAGE GUARANTEES. During defined periods of the Contracts, your Contract will not terminate, regardless of changes in its Account Value, as long as the specified Premiums have been paid and there are no loans outstanding. The terms and availability of the coverage guarantees differ in certain states.

ACCOUNT VALUE. Your Contract has an Account Value. Your Account Value will vary with the performance of the Sub-Accounts, the amount of interest credited to the Fixed Account, and Net Premiums paid, partial withdrawals and charges assessed. The Contract provides you with the opportunity to take advantage of any increase in your Account Value due to positive investment performance of the Sub-Accounts, but you also bear the risk of any decrease due to negative investment performance. We do not guarantee a minimum Account Value.

MULTIPLE INVESTMENT OPTIONS. The Contract currently offers a choice of 27 Sub-Accounts to invest in within the Variable Account. We also have arranged to make available five Asset Allocation Models, which provide generalized patterns on how to allocate the Account Value among the Sub-Accounts in a manner that is consistent with various investment objectives and risk tolerances.

FIXED ACCOUNT. In addition to the above-mentioned Sub-Accounts, you may also allocate all or part of your Account Value to the Fixed Account. Amounts allocated to the Fixed Account are guaranteed by Liberty Life and earn interest daily.

FLEXIBILITY. The Contracts are designed to be flexible to meet your specific life insurance needs. Within limitations, you can:

               - Choose the timing, amount and frequency of your Premium payments;
               -    Increase or decrease the Contract's Face Amount;
               -    Change the Death Benefit option;
               -    Change the Beneficiary;
               -    Change your investment selections.

TRANSFERS. Within limitations, you may transfer your Account Value among the Sub-Accounts and the Fixed Account. We also offer two automated transfer programs: Dollar Cost Averaging and Asset Rebalancing. While we currently waive the transfer fee, we reserve the right to charge a transfer fee of up to $ 25 per transfer in certain circumstances.

RIGHT TO RETURN PERIOD. You have a limited period of time after your Contract has been issued during which you can cancel the Contract and receive a refund. You generally may cancel the Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. We will refund your Premium or Account Value, as provided by state law.

SURRENDER AND PARTIAL WITHDRAWALS. You may surrender your Contract at any time and we will pay you its Surrender Value. After the first Contract Year, you may also withdraw a part of the Surrender Value. A partial withdrawal reduces the Account Value and may reduce the Face Amount of the Contracts and does not need to be paid back. We may deduct a withdrawal charge and/or a withdrawal fee at the time of surrender or partial withdrawal. Surrenders and partial withdrawals may have adverse tax consequences.

LOANS. You may borrow up to 90% of the Surrender Value of your Contract as a Contract loan. The Contract secures the loan. Taking a loan may suspend coverage guarantees and may have adverse tax consequences. We will deduct any outstanding loan balance and unpaid loan interest we charge on Contract loans from any Death Benefit proceeds. Loans and/or accrued loan interest may be repaid while the Contract is in force.

ASSIGNMENT. You may assign the Contract as collateral for a loan or other obligation. Collateral assignment of the Contract may have adverse tax consequences.

TAX BENEFITS. Under current tax law, you are not taxed on the Contract's earnings until you withdraw Account Value from your Contract.


OPTIONAL INSURANCE BENEFITS. There are a number of additional benefits you may be eligible to add to your Contract. Descriptions of the Optional Insurance Benefit Agreements we offer are provided in this prospectus beginning on page
30. Some of these benefits may not be available in certain states.


RISKS OF THE CONTRACTS

INVESTMENT PERFORMANCE. Account Value allocated to the Sub-Accounts may decline in value or may not perform to your expectations. You bear the investment risk of any Account Value invested in the Sub-Accounts.

SUITABILITY. Variable life insurance is designed for long-term financial objectives. It is not suitable as a vehicle for short-term savings due to the Withdrawal Charge applicable to the Contract in the early years, which could exceed the Account Value. You should not purchase the Contract if you will need the Account Value in a short period of time.

RISK OF LAPSE. Your Contract could terminate if the Surrender Value becomes too low to support the Contract's monthly charges and you do not have a coverage guarantee. Before the Contract terminates, you will have a Grace Period during which you will be notified in writing that your coverage may terminate unless you pay additional Premium.

LIMITATIONS ON ACCESS TO CASH VALUE. Partial withdrawals are not available in the first Contract Year and are subject to minimums and maximums. A withdrawal fee is deducted from surrenders and partial withdrawals. During the first ten Contract Years or for ten years following a Face Amount increase, surrenders and partial withdrawals may be subject to a withdrawal charge.


LIMITATIONS ON TRANSFERS AMONG THE SUB-ACCOUNTS AND THE FIXED ACCOUNT. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests. While we currently are not charging a transfer fee, the Contract provides for a transfer fee of up to $25 per transfer in certain circumstances. To discourage frequent transfers of Account Value, we will impose restrictions on transfers in certain circumstances. We also impose special restrictions on Contracts using strategies involving frequent transfers of Account Value, whether by an individual or a third party authorized to initiate transfer requests on your behalf. Special limitations apply to transfers involving the Fixed Account. We reserve the right to modify or terminate the waiver of transfer fees or impose additional limitations on transfer privileges at any time.


IMPACT OF LOANS. Taking a loan from your Contract may increase the risk that your Contract will lapse. Outstanding loans will reduce the Death Benefit proceeds. Also, if your Contract lapses with an outstanding loan, adverse tax consequences can result.

ADVERSE TAX CONSEQUENCES. Under current tax law, if your Contract becomes a "modified endowment contract" ("MEC"), loans or partial withdrawals from your Contract, or collateral assignments of your Contract, will be included in gross income on an income first basis. Also, if you receive these distributions before you have attained Age 59 1/2, you may be subject to a 10% penalty tax on the amount distributed.

Existing tax laws which benefit this Contract may change at any time.

PORTFOLIO COMPANY RISKS

Each Sub-Account invests in shares of one of the Portfolios. We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Sub-Accounts invest. You bear the investment risk that the Portfolios possibly will not meet their objectives.

A comprehensive discussion of the risks of each Portfolio may be found in the Portfolio's prospectus. Please refer to the Portfolios' prospectuses for more information. If you do not have a prospectus for a Portfolio, please contact us at the address or number provided on the front cover of this prospectus and we will send you a copy.

CHARACTERISTICS OF THE CONTRACTS


The chart below describes the principal characteristics of the Contracts. This summary also is designed to provide you a reference guide to the additional information in this prospectus.



                                     ----------------------
                                        PREMIUM
                                        You make a
                                        premium
                                        payment.
                                     ----------------------        ----------------
                                                |                   We deduct a
                                                |------------------ PREMIUM
                                                |                   EXPENSE CHARGE.
                                     ----------------------        ----------------
                                        NET PREMIUM
                                        We allocate the
                                        Net Premium to
                                        the Fixed
                                        Account or Sub-
                                        Account options
                                        you choose.
                                     ----------------------
                                                |
                                                |
                          --------------------------------------------
                                        ACCOUNT VALUE
------------------                                                                        CHARGES
WE CREDIT OR DEBIT
PORTFOLIO EARNINGS ------ SUB-ACCOUNT INVESTMENT OPTIONS
OR LOSSES.                Amounts you allocate to these options in the ----    DAILY
------------------        Variable Account.                               |      -----------------------------
                          --------------------------------------------    |
------------------                                                        |------ We deduct a SEPARATE
                          FIXED ACCOUNT                                   |       ACCOUNT EXPENSE CHARGE
  WE CREDIT        ------ Amounts you allocate to our Fixed Account       |       daily.
  INTEREST.               option.                                         |
------------------                                                        |       The Portfolios deduct
       |                  -------------------------------------           |       advisory fees and other
       |                   LOAN ACCOUNT                                   |       portfolio expenses.
       |-----------------  Accumulated value to secure a Contract loan.   |      ------------------------------
                          --------------------------------------------    |    MONTHLY
                                                                |         |      ------------------------------
                                                                |         |       We deduct monthly:
                          --------------------------------      |         |       - COST OF INSURANCE
                          CONTRACT LOAN                         |         |------ - CONTRACT FEE
                          Interest accrues and is paid or ------|         |       - OPTIONAL BENEFIT AGREEMENT
                BENEFITS  added to your loan balace             |         |       CHARGES
                          annually.                             |         |      ------------------------------
                          --------------------------------      |         |
                                                                |         |    AT TIME OF TRANSACTION
                                                                |         |      ------------------------------
                          --------------------------------      |         |
                          DEATH BENEFIT                         |         |       We deduct up to $25
                          We pay a Death                        |         |       on PARTIAL AND FULL
                          Benefit to your                 ------|         |       WITHDRAWALS.
                          Beneficiary. We                       |         |
                          deduct any indebtedness.              |         |
                          --------------------------------      |         |       We deduct a WITHDRAWAL
                                                                |         |------ CHARGE DURING THE FIRST 10
                          --------------------------------      |                 YEARS on decreases in
                                                                |                 Face Amount, surrenders
                          PARTIAL WITHDRAWAL                    |                 and certain partial
                          We pay you a portion of the     ------|                 withdrawals.
                          Account Value and reduce              |                ------------------------------
                          the Death Benefit.                    |
                          --------------------------------      |
                                                                |
                          --------------------------------      |
                          SURRENDER                             |
                          We pay you the Surrender              |
                          Value. The Contract             ------|
                          terminates.
                          -------------------------------


ADDITIONAL INFORMATION IS PROVIDED ELSEWHERE IN THIS PROSPECTUS.

                           TABLES OF FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

TRANSACTION FEES

This table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer your Account Value between investment options.


CHARGE                                WHEN CHARGE IS DEDUCTED             AMOUNT DEDUCTED
------                                -----------------------             ---------------
PREMIUM EXPENSE CHARGE                When you pay a Premium              5.5% of each Premium (1)

WITHDRAWAL CHARGE (as a percentage    When you surrender or take a
of  Face Amount) (2)                  partial withdrawal during the
                                      first ten Contract Years or
                                      within the first ten years after
                                      any increase in Face Amount

     INITIAL WITHDRAWAL CHARGE                                            GUARANTEED MAXIMUM:  5% of Face
                                                                          Amount

                                                                          GUARANTEED MINIMUM: 0.016% of
                                                                          Face Amount

     INITIAL WITHDRAWAL CHARGE FOR
     A MALE, AGE 30, PREFERRED
     NON-TOBACCO RATING CLASS                                             CURRENT:  0.08% of Face Amount

PARTIAL WITHDRAWAL FEE                When you take a partial             The lesser of $25 or 2% of the
                                      withdrawal from the Contract        amount withdrawn(3)

TRANSFER FEE                          Each transfer after the first 12    $25 per transfer (4)
                                      in each Contract Year

ACCELERATED DEATH BENEFIT FEE         When you receive an                 $100 processing fee (5)
                                      Accelerated Death Benefit

ANNUAL STATEMENT FEE                  When you request an additional      Up to $25 (6)
                                      annual statement



(1) The current Premium expense charge is 5.5% of the total Premiums paid in each Contract Year up to 12 times the Lifetime Guaranteed Coverage monthly Premium, as described in "Guaranteed Coverage Monthly Premium", beginning on page 21, and 3.5% of any Premium in excess of that amount. Twelve times the Lifetime Guaranteed Coverage monthly Premium equals the Guideline Level Premium determined under Section 7702(c) of the Tax Code. We may change the Premium expense charge but it will never exceed 5.5% of each Premium.

(2) This charge applies to all surrenders and partial withdrawals, unless you are eligible for the medical waiver of withdrawal charge. We also will charge a withdrawal charge if you decrease the Face Amount of your Contract. The amount of your withdrawal charge at issue will depend on the Insured's Age at issue, sex, and rating class. The withdrawal charge declines to zero percent after the tenth Contract Year. The withdrawal charge is equal to the initial withdrawal charge multiplied by the appropriate percentage for the Contract Year in which the surrender occurs, as described in "Transaction Fees - Withdrawal Charge" beginning on page 39.

If you reduce the Face Amount of your Contract, the withdrawal charge applied to the Account Value will be a pro rata amount of the charge that would be assessed on a surrender of your Contract. See "Change in the Face Amount" on page 32. The withdrawal charge on a partial withdrawal will be proportionate to the resulting reduction in the Face Value. See "Transaction Fees - Withdrawal Charge," on page 39.

If you increase the Face Amount of your Contract, we will determine an additional withdrawal charge applicable to the amount of the increase and, subject to the maximum transaction fee, apply it to any subsequent surrender, partial withdrawal or decrease in Face Amount. See "Transaction Fees - Withdrawal Charge" beginning on page 39.

(3) This fee applies to each partial withdrawal after the first in each Contract Year.

(4) We currently waive the transfer fee on all transfers. We reserve the right in the future to charge the transfer fee on all transfers after the first 12 transfers in a Contract Year, as described above.


(5) You may request an Accelerated Death Benefit only once. See "Death Benefit and Optional Insurance Benefits - Accelerated Death Benefit Agreement" on page 35.


(6) We currently waive the charge for providing additional statements. We will tell you the current charge, if one is imposed, before we send you the requested statement.

PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES

This table describes the fees and expenses that you will pay periodically during the time that you own the Contract, not including Portfolio fees and expenses. The cost of insurance charges shown in the table may not be representative of the charges that you would pay. For more information about the cost of insurance charge that would apply to your Contract, please contact us at the address or telephone number shown on the first page of this prospectus or contact your representative.


                                      WHEN CHARGE IS
CHARGE                                DEDUCTED                            AMOUNT DEDUCTED
------                                --------                            ---------------
COST OF INSURANCE ("COI")             Monthly
(per $1,000 Monthly of net
amount at risk) (1):

     MINIMUM AND MAXIMUM COI CHARGE                                       GUARANTEED:
                                                                               Minimum:  $0.06 per thousand
                                                                               Maximum:  $83.33 per thousand

                                                                          CURRENT:
                                                                               Minimum:  $0.04 per thousand
                                                                               Maximum:  $66.65 per thousand

     COI CHARGE FOR A MALE AGE 30
     PREFERRED NON-TOBACCO RATING                                         GUARANTEED:   $0.12 per thousand
     CLASS, $100,000 FACE AMOUNT
                                                                          CURRENT:  $0.10 per thousand

CONTRACT FEE                          Monthly                             $9.00 per month for Contracts with
                                                                          Face Amounts under $100,000.

                                                                          $6.00 per month for Contracts with
                                                                          Face Amounts of at least $100,000.

SEPARATE ACCOUNT EXPENSE CHARGE       Daily                               0.60% of average daily net assets
                                                                          in the Variable Account (2)
     MORTALITY AND EXPENSE RISK;
-    CERTAIN TAXES, AND
     A PORTION OF ADMINISTRATIVE
     EXPENSES

FEDERAL INCOME TAX CHARGE             Daily                               Currently none (3)

NET LOAN INTEREST RATE                Accrues daily                       Standard Loan:  2% (4)
                                      on loan balances


Currently, we are offering the following optional riders. The charges for the riders you select are deducted monthly from your Contract Value as part of the Monthly Deduction. You may not be eligible for all of the optional riders shown below. The benefits provided under each rider are summarized in "Optional Insurance Benefit Charges" below.

OPTIONAL INSURANCE BENEFIT CHARGES


                                      WHEN CHARGE IS
     CHARGE                           DEDUCTED                            AMOUNT DEDUCTED
     ------                           --------                            ---------------
PRIMARY INSURED TERM INSURANCE        Monthly
(per $1,000 of life                                                       GUARANTEED:
insurance coverage) (1)                                                        Minimum:  $0.08 per thousand
                                                                               Maximum:  $83.33 per thousand

     MINIMUM AND MAXIMUM COI CHARGE                                       CURRENT:
                                                                               Minimum:  $0.04 per thousand
                                                                               Maximum:  $66.65 per thousand

     COI CHARGE FOR A MALE AGE 30                                         GUARANTEED:   $0.12 per thousand
     PREFERRED NON-TOBACCO RATING
     CLASS, $100,000 FACE AMOUNT                                          CURRENT:  $0.10 per thousand

ADDITIONAL INSURED TERM INSURANCE     Monthly
(per $1,000 of life
insurance coverage) (1)                                                   GUARANTEED:
                                                                               Minimum:  $0.08 per thousand
                                                                               Maximum:  $83.33 per thousand
     MINIMUM AND MAXIMUM COI CHARGE
                                                                          CURRENT:
                                                                               Minimum:  $0.05 per thousand
                                                                               Maximum:  $66.65 per thousand

     COI CHARGE FOR A MALE AGE 30                                         GUARANTEED:   $0.12 per thousand
     PREFERRED NON-TOBACCO RATING
     CLASS, $100,000 FACE AMOUNT                                          CURRENT:  $0.10 per thousand


LEVEL TERM INSURANCE (per $1,000 of   Monthly
life insurance coverage) (5)

     MINIMUM AND MAXIMUM COI CHARGE                                       CURRENT AND GUARANTEED:
                                                                               Minimum:  $0.03 per thousand
                                                                               Maximum:  $1.97 per thousand

     COI CHARGE FOR A MALE AGE 30
     PREFERRED NON-TOBACCO RATING                                         CURRENT AND GUARANTEED:
     CLASS, $100,000 FACE AMOUNT                                               $0.15 per thousand

WAIVER OF SPECIFIED MONTHLY PREMIUM   Monthly
(per $1 specified monthly premium
waived) (6)

     MINIMUM AND MAXIMUM COI CHARGE                                       CURRENT AND GUARANTEED:
                                                                               Minimum:  $0.02 per $1 specified premium
                                                                               Maximum:  $0.19 per $1 specified premium

                                                                          GUARANTEED: $0.19 per $1 specified premium
     CHARGE FOR AGE 30 AT ISSUE
                                                                          CURRENT:  $0.04 per $1 specified premium

                                      WHEN CHARGE IS
     CHARGE                           DEDUCTED                            AMOUNT DEDUCTED
     ------                           --------                            ---------------
WAIVER OF MONTHLY DEDUCTION (per $1   Monthly
monthly deductions waived) (7)

     MINIMUM AND MAXIMUM CHARGE                                           CURRENT AND GUARANTEED:
                                                                               Minimum:  $0.03 per $1 monthly deductions
                                                                               Maximum:  $0.46 per $1 monthly deductions

       CHARGE FOR AGE 30                                                  CURRENT AND GUARANTEED:
       FIRST CONTRACT YEAR                                                      $0.03 per $1 monthly deductions

CHILDREN'S PROTECTION BENEFIT (per    Monthly
$1,000 of children's life insurance
coverage)

       MINIMUM AND MAXIMUM COI CHARGE                                     CURRENT AND GUARANTEED:
                                                                                $0.50 per thousand

ACCIDENTAL DEATH AND DISMEMBERMENT    Monthly
("AD&D") (per $1,000 AD & D
insurance coverage) (8)

       MINIMUM AND MAXIMUM COI CHARGE                                     GUARANTEED:

                                                                               Minimum:  $0.05 per thousand
                                                                               Maximum:  $0.07 per thousand

                                                                          CURRENT:

                                                                               Minimum:  $0.05 per thousand
                                                                               Maximum:  $0.07 per thousand

       CHARGE FOR A MALE                                                  CURRENT AND GUARANTEED:
                                                                                $0.07 per thousand


(1) Cost of insurance charges vary based on Age, sex, rating class, history of tobacco use of the Insured and Contract date. In general, the cost of insurance charges you pay will increase as the Insured ages. The net amount at risk is determined by subtracting the Account Value from the Death Benefit divided by
1.0032737. We determine the current cost of insurance rates but we guarantee that we will never charge you a higher rate than the guaranteed rate shown in your Contract. We calculate a separate cost of insurance charge for any increase in the Face Amount based on the Insured's circumstances at the time of the increase. For more information about the calculation of the cost of insurance charge, see "Charges and Deductions" beginning on page 36.


(2) Deducted each Valuation Period in an amount equal to 1/365 of the annual rate shown, multiplied by the Account Value in the Variable Account on the relevant Valuation Date, multiplied by the number of days in the relevant Valuation Period.


(3) We currently do not assess a charge for federal income taxes that may be attributable to the operations of the Variable Account. We reserve the right to do so in the future if federal tax laws change so that there is a tax imposed on the Variable Account.. See "Charges and Deductions - Separate Account Expense Charge" beginning on page 37.

(4) The Net Loan Interest Rate represents the difference between the amount of interest we charge you for a loan and the amount of interest we credit to the Account Value held in the Loan Account to secure the loan. This charge does not apply to preferred loans. See "Loans - Interest" on page 42.


(5) Cost of insurance charges vary based on issue Age, sex, rating class, and history of tobacco use of the Insured.

(6) Benefit charges vary based on issue Age.

(7) Benefit charges vary based on Insured's actual Age, as of most recent Contract Anniversary.

(8) Benefit charges vary based on gender.




ANNUAL PORTFOLIO OPERATING EXPENSES


The minimum and maximum total operating expenses charged by the Portfolios that you may pay periodically during the time you own the Contract are listed below. Additional detail concerning each Portfolio's fees and expenses is contained in the table following the summary below and in the prospectus for each Portfolio.



                                                                            MINIMUM       MAXIMUM
                                                                            -------       -------
Total Annual Portfolio Operating Expenses (expenses that are                 0.26%    -      1.15%
deducted from Portfolio assets, including management fees,
distribution (12b-1) fees, and other expenses), without
waivers or expense reimbursements (1)



The fees and expenses reflected in this table are expressed as a percentage of average net assets for the year ended December 31, 2004 for the Portfolios in which the Variable Account invests.



----------

(1) The figures shown in the table above are not subject to any fee reduction or expense reimbursement arrangement. However, the advisers and/or other service providers of certain Portfolios have agreed to reduce their fees and/or reimburse the Portfolios' expenses in order to keep the Portfolios' expenses below specified limits. Certain of these arrangements are contractually required to remain in effect at least through April 30, 2006. Other arrangements are voluntary and may be terminated at any time. Each fee reduction and/or expense reimbursement arrangement is described in the relevant Portfolio's prospectus and in the footnotes following the Portfolio Expenses table that follows.

                              PORTFOLIO EXPENSES*
                (AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)


                                                     TOTAL FUND                                              TOTAL ANNUAL
                                                     MANAGEMENT         12b-1              OTHER                 FUND
PORTFOLIO                                               FEES            FEES              EXPENSES             EXPENSES
AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)
AIM VI. Capital Appreciation Fund                    0.61%              none               0.30%             0.91%(1)
AIM VI. Government Securities Fund                   0.47%              none               0.40%(2)          0.87%(1)
AIM VI. International Growth Fund                    0.74%              none               0.40%             1.14%(1)
AIM VI Technology Fund                               0.75%              none               0.40%             1.15%(1)
THE DREYFUS CORPORATION (INITIAL SHARES)
Dreyfus Stock Index Fund                             0.25%              none               0.01%             0.26%
Dreyfus VIF Appreciation Portfolio                   0.75%              none               0.04%             0.79%
Dreyfus Socially Responsible Growth Fund, Inc        0.75%              none               0.07%             0.82%
Dreyfus IP Technology Growth Portfolio               0.75%              none               0.10%             0.85%
Dreyfus IP Emerging Leaders Portfolio                0.90%              none               0.23%             1.13%(3)
FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)
Franklin Growth and Income Securities Fund           0.49%              0.25%(4)           0.03%             0.77%(5)
Franklin Large Cap Growth Securities Fund            0.75%              0.25%(4)           0.04%             1.04%(5)
Franklin Strategic Income Securities Fund            0.43%              0.25%              0.25%             0.93%(6)
Templeton Growth Securities Fund                     0.79%              0.25%(4)           0.07%             1.11%(5)
Franklin Money Market Fund - Class 2                 0.63%              0.25%(4)           0.05%             0.93%(5)
LIBERTY VARIABLE INVESTMENT TRUST
Colonial Small Cap Value Fund, VS                    0.80%              none               0.17%             0.97%
Columbia High Yield Fund, VS                         0.60%              none               0.16%             0.76%(7)
Colonial Strategic Income Fund, VS                   0.60%(8)           none               0.15%             0.75%
Liberty Growth & Income Fund, VS                     0.77%(8)           none               0.07%             0.84%(7)
MFS VARIABLE INSURANCE TRUST (INITIAL CLASS SHARES)
MFS VIT Emerging Growth Series                       0.75%              none               0.12%             0.87%(9)
MFS VIT Research Series                              0.75%              none               0.13%             0.88%(9)
MFS VIT Utilities Series                             0.75%              none               0.14%             0.89%(9)
MFS VIT Investors Trust Series                       0.75%              none               0.11%             0.86%(9)
MFS VIT Capital Opportunities Series                 0.75%              none               0.13%(10)         0.88%(9)
MFS VIT High Income Series                           0.75%              none               0.11%(10)         0.86%(9)
STEINROE VARIABLE INVESTMENT TRUST
Liberty Asset Allocation Fund, VS                    0.60%              none               0.17%             0.77%(11)
Columbia Large Cap Growth Fund, VS                   0.65%              none               0.08%             0.73%
Liberty Money Market Fund, VS                        0.50%              none               0.07%             0.57%


* All Trust and Portfolio expenses are based on 2004 expenses and exclude any applicable fee waivers or expense reimbursements. There is no guarantee that actual expenses will be the same as the figures given above.

(1) The Fund's adviser has contractually agreed to waive advisory fees and/or reimburse expenses of Series I shares to the extent necessary to limit Total Annual Fund Expenses (excluding certain items discussed below) of Series I shares to 1.30% of average daily net assets for each series portfolio of AIM Variable Insurance Funds. In determining the adviser's obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause
      Total Annual Fund Expenses to exceed the limit stated above: (i) Rule 12b-1 plan fees, if any; (ii) interest; (iii) taxes; (iv) dividend expense on short sales; (v) extraordinary items (these are expenses not anticipated to arise from the Fund's day-to-day operations), or items designated as such by the Fund's Board of Trustees; (vi) expenses related to a merger or reorganization, as approved by the Fund's Board of Trustees; and (vii) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Currently, the only expense offset arrangements from which the Fund benefits are in the form of credits that the Fund receives from banks where the Fund or its transfer agent has deposit accounts in which it holds uninvested cash. These credits are used to pay certain expenses incurred by the Fund. The expense limitation is in effect through April 30, 2006.

(2)   Other Expenses includes interest expense of 0.09%.

(3) The Dreyfus Corporation has agreed, until December 31, 2005, to waive receipt of its fees and/or assume the expenses of the Dreyfus IP Emerging Leaders Portfolio so that annual expenses of this Portfolio (excluding taxes, brokerage commissions, extraordinary expenses, interest expenses and commitment fees on borrowings) do not exceed 1.50%. For the prior year, the application of Dreyfus' fee waiver and/or expense reimbursement resulted in net operating expenses being 1.09%.

(4) While the maximum amount payable under the Fund's Class 2 rule 12b-1 plan is 0.35% per year of the Fund's average daily net assets, the Fund's Board of Trustees has set the current rate at 0.25% per year through May 1, 2006.

(5) The Fund administration fee is paid indirectly through the management fee.

(6) The Fund's manager has agreed in advance to reduce its fees from assets invested by the Fund in a Franklin Templeton Money Market Fund (the Sweep Money Fund). This reduction is required by the Fund's Board of Trustees and an order of the Securities and Exchange Commission. Total Fund Management Fees do not take into account the fee reduction, and are therefore higher than the actual expenses of the Fund. Had the fee reduction been taken into account, the Total Annual Fund Expenses would be 0.91%.

(7) The Fund's adviser has voluntarily agreed to waive advisory fees and reimburse the Fund for certain expenses so that the total annual fund operating expenses (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, if any) will not exceed 0.60% for the Columbia High Yield Fund and 0.80% for the Liberty Growth & Income Fund. If this waiver were taken into account, Other Expenses would be 0.00% for the Columbia High Yield Fund and 0.03% for the Liberty Growth & Income Fund, and Total Annual Fund Expenses would be 0.60% and 0.80% respectively. This arrangement may be modified or terminated by the adviser at any time.

(8) Management fees have been restated to reflect contractual changes to the management fee for the Fund effective November 1, 2004.

(9) Each series has an expense offset arrangement that reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent and may have entered into or may enter into brokerage arrangements that reduce or recapture series' expenses. Other Expenses do not take into account these expense reductions. Had these expense reductions been taken into account, Total Annual Fund Expenses would be lower.

(10) MPS has contractually agreed to bear the series' expenses such that Other Expenses (determined without giving effect to the expense reduction arrangements described in footnote 9), do not exceed 0.15% annually. This expense limitation arrangement excludes management fees, taxes, extraordinary expenses, brokerage and transaction costs and expenses associated with the series' investing activities. This contractual fee arrangement will continue until at least April 30, 2006, unless earlier terminated or revised with the consent of the Board of Trustees which oversees the Series.

(11) The adviser has voluntarily agreed to reimburse 0.02% of the expenses incurred by the Fund. If this reimbursement were taken into account, Other Expenses would be 0.15% and Total Annual Fund Expenses would be 0.75%.

              DESCRIPTION OF LIBERTY LIFE AND THE VARIABLE ACCOUNT

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible to receive dividends and some are not. The variable life insurance contracts described in this prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

With a long-standing commitment to professional standards of conduct in the advertising and sale of life insurance products and services, Liberty Life is an accredited member of the Insurance Marketplace Standards Association ("IMSA").

Liberty Life is an indirect wholly-owned subsidiary of Liberty Mutual Holding Company Inc, which also owns. Liberty Mutual Insurance Company ("Liberty Mutual"), a multi-line insurance company. Liberty Life is a subsidiary of Liberty Mutual.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual's commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.

VARIABLE ACCOUNT. LLAC Variable Account was originally established on July 10, 1998, as a segregated asset account of Liberty Life, under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940 ("the 1940 Act"). The SEC does not supervise the management of the Variable Account or Liberty Life.

We own the assets of the Variable Account, but we hold them separate from our other assets. To the extent that these assets are attributable to the Account Value of the Contracts offered by this prospectus, these assets are not chargeable with liabilities arising out of any other business we may conduct. Income, gains, and losses, whether or not realized, from assets allocated to the Variable Account are credited to or charged against the Variable Account without regard to our other income, gains, or losses. Our obligations arising under the Contracts are general corporate obligations of Liberty Life.

The Variable Account is divided into Sub-Accounts. The assets of each Sub-Account are invested in the shares of one of the Portfolios. We do not guarantee the investment performance of the Variable Account, its Sub-Accounts or the Portfolios. Values allocated to the Variable Account will rise and fall with the values of shares of the Portfolios and are also reduced by Contract charges. In the future, we may use the Variable Account to fund other variable life insurance contracts. We will account separately for each type of variable life insurance contract funded by the Variable Account.

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS. We hold the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

THE INVESTMENT AND FIXED ACCOUNT OPTIONS

VARIABLE ACCOUNT INVESTMENTS. Each of the Sub-Accounts invests in the shares of one of the Portfolios. Each Portfolio is a separate investment series of an open end management investment company registered under the 1940

Act. We briefly describe the Portfolios below. You should read the current prospectuses for the Portfolios for more detailed and complete information concerning the Portfolios, their investment objectives and strategies, and the investment risks associated with the Portfolios. If you do not have a prospectus for a Portfolio, contact us and we will send you a copy.

Each Portfolio holds its assets separate from the assets of the other Portfolios, and each Portfolio has its own distinct investment objective and policies. Each Portfolio operates as a separate investment fund, and the income, gains, and losses of one Portfolio have no effect on the investment performance of any other Portfolio.

The following table lists the Portfolios in which each Sub-Account invests, information on each Portfolio's investment adviser and sub-adviser if applicable, as well as the investment objective of the Portfolio.

MORE DETAILED INFORMATION CONCERNING THE PORTFOLIOS AND THEIR INVESTMENT OBJECTIVES, STRATEGIES, POLICIES, RISKS AND EXPENSES IS CONTAINED IN EACH PORTFOLIO'S PROSPECTUSES. A COPY OF EACH UNDERLYING PORTFOLIO'S PROSPECTUS ACCOMPANIES THIS PROSPECTUS.


PORTFOLIOS IN WHICH THE VARIABLE      INVESTMENT ADVISER (AND SUB-        INVESTMENT OBJECTIVE
ACCOUNT INVESTS                       ADVISER, IF APPLICABLE)
---------------------------------------------------------------------------------------------------------------
AIM VARIABLE INSURANCE FUNDS (SERIES I SHARES)

AIM V.I. Capital Appreciation Fund    ADVISER: A I M Advisors Inc.        Growth of capital.

AIM V.I. Government Securities Fund   ADVISER: A I M Advisors Inc.        High level of current income
                                                                          consistent with reasonable
                                                                          concern for safety of principal.

AIM V.I. International Growth Fund    ADVISER: A I M Advisors Inc.        Long-term growth of capital.

AIM V.I. Technology Fund              ADVISER: A I M Advisors Inc.        Growth of capital.

THE DREYFUS CORPORATION (INITIAL SHARES)

Dreyfus Stock Index Fund              ADVISER: The Dreyfus Corporation    Seeks to match the total  return
                                                                          of  the Standard & Poor's 500
                                                                          Composite Stock Price Index.
                                      Sub-Adviser: Mellon Equity
                                      Associates

Dreyfus Variable Investment Fund      ADVISER: The Dreyfus Corporation    Seeks long-term capital growth
Appreciation Portfolio                                                    consistent with the preservation
                                                                          of capital, with current income
                                      SUB-ADVISER: Fayez Sarofim & Co.    as a secondary objective.

Dreyfus Socially Responsible Growth   ADVISER: The Dreyfus Corporation     Seeks capital growth, with
Fund, Inc.                                                                current income as a secondary
                                                                          goal.

Dreyfus Investment Portfolios         ADVISER: The Dreyfus Corporation    Seeks capital appreciation.
Technology Growth Portfolio

Dreyfus Investment Portfolios         ADVISER: The Dreyfus Corporation    Seeks capital growth.
Emerging Leaders Portfolio

FRANKLIN TEMPLETON VARIABLE INSURANCE PRODUCTS TRUST (CLASS 2 SHARES)

Franklin Growth and Income            ADVISER: Franklin Advisers, Inc.    Seeks capital appreciation with
Securities Fund                                                           current income as a secondary
                                                                          goal.

Franklin Large Cap Growth             ADVISER: Franklin Advisers, Inc.    Seeks capital appreciation.
Securities Fund

Franklin Strategic Income             ADVISER: Franklin Advisers, Inc.    Seeks a high level of current
Securities Fund                                                           income, with capital appreciation
                                                                          over the long term as a secondary
                                                                          objective.

Templeton Growth Securities Fund      ADVISER: Templeton Global           Seeks long-term capital growth.
                                      Advisors Limited

                                      SUB-ADVISER: Templeton Asset
                                      Management Limited

Franklin Money Market Fund            ADVISER: Franklin Advisers, Inc.    Seeks high current income,
                                                                          consistent with liquidity and
                                                                          capital preservation.  The Fund
                                                                          also seeks to maintain a stable
                                                                          share price of $1.00.

LIBERTY VARIABLE INVESTMENT TRUST

Colonial Small Cap Value Fund,        ADVISER: Columbia Management        Seeks long-term growth.
Variable Series                       Advisors, Inc.

Columbia High Yield Fund, Variable    ADVISER: Columbia Management        Seeks a high level of current
Series                                Advisors, Inc.                      income and total return and
                                                                          secondary objective of capital
                                                                          appreciation.

Colonial Strategic Income Fund,       ADVISER: Columbia Management        Seeks current income consistent
Variable Series                       Advisors, Inc.                      with prudent risk and maximizing
                                                                          total return.

Liberty Growth & Income Fund,         ADVISER: Columbia Management        Seeks long-term growth and income.
Variable Series                       Advisors, Inc.

                                      SUB-ADVISER: Liberty Asset
                                      Management Company

MFS VARIABLE INSURANCE TRUST (INITIAL CLASS SHARES)

MFS VIT Emerging Growth Series        ADVISER: Massachusetts Financial    Long-term growth of capital.
                                      Services Company

MFS VIT Research Series               ADVISER: Massachusetts Financial    Long-term growth of capital and
                                      Services Company                    future income.

MFS VIT Utilities Series              ADVISER: Massachusetts Financial    Capital growth and current income.
                                      Services Company

MFS VIT Investors Trust Series        ADVISER: Massachusetts Financial    Long-term growth of capital and
                                      Services Company                    secondarily to provide reasonable
                                                                          current income.

MFS VIT Capital Opportunities Series  ADVISER: Massachusetts Financial    Seeks capital appreciation.
                                      Services Company

MFS VIT High Income Series            ADVISER: Massachusetts Financial    Seeks high current income.
                                      Services Company

STEINROE VARIABLE INVESTMENT TRUST

Liberty Asset Allocation Fund,        ADVISE: Columbia Management         Seeks high total investment
Variable Series                       Advisors, Inc.                      return.

                                      SUB-ADVISER: Nordea Investment
                                      Management North America, Inc.

Columbia Large Cap Growth Fund,       ADVISER: Columbia Management        Seeks long-term growth.
Variable Series                       Advisors, Inc.

Liberty Money Market Fund, Variable   ADVISER: Columbia Management        Seeks maximum current income,
Series                                Advisors, Inc.                      consistent with capital
                                                                          preservation and maintenance of
                                                                          liquidity.


Not all Sub-Accounts may be available under your Contract. You should contact your representative for further information on the availability of the Sub-Accounts.

We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to the Sub-Accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which the Sub-Accounts invest. You bear the investment risk that the Portfolios possibly will not meet their objectives. You should carefully review the Portfolios' prospectuses before allocating amounts to the Sub-Accounts.

Some of the Portfolios are managed by investment advisers who also manage publicly offered mutual funds having similar names and investment objectives. While some of the Portfolios may in some ways resemble, and may in fact be modeled after publicly offered mutual funds, you should understand that the Portfolios are not otherwise directly related to any publicly offered mutual fund. Consequently, the investment performance of publicly offered mutual funds and any similarly named Portfolio may differ substantially.

We automatically reinvest all dividends and capital gains distributions from the Portfolios in shares of the distributing Portfolio at their net asset value. The income and realized and unrealized gains or losses on the assets of each Sub-Account are separate and are credited to or charged against the particular Sub-Account without regard to income, gains or losses from any other Sub-Account or from any other part of our business. We will use the Net Premiums you allocate to a Sub-Account to purchase shares in the corresponding Portfolio and will redeem shares in the Portfolios to meet Contract obligations or make adjustments in reserves. The Portfolios are required to redeem their shares at net asset value and to make payment within seven days.

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Certain of the Portfolios sell their shares to separate accounts underlying both variable life insurance and variable annuity contracts. It is conceivable that in the future it may be unfavorable for variable life insurance separate accounts and variable annuity separate accounts to invest in the same Portfolio. Although neither we nor any of the Portfolios currently foresees any such disadvantages either to variable life insurance or variable annuity Contract Owners, each Portfolio's Board of Directors intends to monitor events in order to identify any material conflicts between variable life and variable annuity Contract Owners and to determine what action, if any, should be taken in response thereto. If a Board of Directors were to conclude that separate investment funds should be established for variable life and variable annuity separate accounts, Contract Owners will not bear the attendant expenses.

Each Portfolio is subject to certain investment restrictions and policies which may not be changed without the approval of a majority of the shareholders of the Portfolio.

VOTING RIGHTS. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Sub-Accounts to which you have allocated your Account Value. Under current interpretations, however, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed and will provide proxy materials or other information to assist you in understanding the matter at issue. We will determine the number of votes for which you may give voting instructions as of the record date set by the relevant Portfolio for the shareholder meeting at which the vote will occur.

As a general rule, you are the person entitled to give voting instructions. If you assign your Contract, however, the assignee may be entitled to give voting instructions. Retirement plans may have different rules for voting by plan participants.

If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Contract. If you do not send us written instructions, we will vote the shares attributable to your Contract in the same proportions as we vote the shares for which we have received instructions from other Contract Owners. We will vote shares that we hold in the same proportions as we vote the shares for which we have received instructions from other Contract Owners.

We may, when required by state insurance regulatory authorities, disregard Contract Owner voting instructions if the instructions require that the shares be voted so as to cause a change in the sub-classification or investment objective of one or more of the Portfolios or to approve or disapprove an investment advisory contract for one or more of the Portfolios.

In addition, we may disregard voting instructions in favor of changes initiated by Contract Owners in the investment objectives or the investment adviser of the Portfolios if we reasonably disapprove of the proposed change. We would disapprove a proposed change only if the proposed change is contrary to state law or prohibited by state regulatory authorities or we reasonably conclude that the proposed change would not be consistent with the investment objectives of the Portfolio or would result in the purchase of securities for the Portfolio which vary from the general quality and nature of investments and investment techniques utilized by the Portfolio. If we disregard voting instructions, we will include a summary of that action and our reasons for that action in the next semi-annual financial report to you.

This description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote the Portfolio shares without obtaining instructions from our Contract Owners, and we may choose to do so.

ADDITIONS, DELETIONS, AND SUBSTITUTIONS OF SECURITIES. If the shares of any of the Portfolios are no longer available for investment by the Variable Account or if, in our judgment, further investment in the shares of a Portfolio is no longer appropriate in view of the purposes of the Contract, we may add or substitute shares of another Portfolio or mutual fund for Portfolio shares already purchased or to be purchased in the future by Net Premiums under the Contract. Any substitution will comply with the requirements of the 1940 Act. We also reserve the right to make the following changes in the operation of the Variable Account and the Sub-Accounts:

(a)  to operate the Variable Account in any form permitted by law;

(b) to take any action necessary to comply with applicable law or obtain and continue any exemption from applicable laws;

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(c)  to transfer assets from one Sub-Account to another, or from any Sub-Account to our general account;

(d)  to add, combine, or remove Sub-Accounts in the Variable Account;


(e) to assess a charge for taxes attributable to the operation of the Variable Account or for other taxes, as described in "Charges and Deductions - Separate Account Expense Charge" on page 37; and


(f) to change the way in which we assess other charges, as long as the total other charges do not exceed the maximum guaranteed charges under the Contracts.

If we take any of these actions, we will comply with the then applicable legal requirements.

THE FIXED ACCOUNT

THE PORTION OF THE CONTRACT RELATING TO THE FIXED ACCOUNT IS NOT REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT") AND THE FIXED ACCOUNT IS NOT REGISTERED AS AN INVESTMENT COMPANY UNDER THE 1940 ACT. ACCORDINGLY, NEITHER THE FIXED ACCOUNT NOR ANY INTERESTS IN THE FIXED ACCOUNT ARE SUBJECT TO THE PROVISIONS OR RESTRICTIONS OF THE 1933 ACT OR THE 1940 ACT, AND THE DISCLOSURE REGARDING THE FIXED ACCOUNT HAS NOT BEEN REVIEWED BY THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION. THE STATEMENTS ABOUT THE FIXED ACCOUNT IN THIS PROSPECTUS MAY BE SUBJECT TO GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS REGARDING ACCURACY AND COMPLETENESS.

You may allocate part or all of your Net Premiums to the Fixed Account. Under this option, we guarantee the principal amount allocated to the Fixed Account and the rate of interest that will be credited to the Fixed Account, as described below. From time to time we will set a current interest rate applicable to Net Premiums and transfers allocated to the Fixed Account during a Contract Year. We guarantee that the current rate in effect when a Net Premium or transfer to the Fixed Account is made will apply to that amount until at least the next Contract Anniversary. We may declare different rates for amounts that are allocated to the Fixed Account at different times. We determine interest rates in accordance with then-current market conditions and other factors.

The effective interest rate credited at any time to your Contract's Fixed Account is the weighted average of all of the interest rates for your Contract. The rates of interest that we set will never be less than the minimum guaranteed interest rate shown in your Contract. We may credit interest at a higher rate, but we are not obligated to do so.


During the 60 days after each Contract Anniversary, you may transfer all or part of your Fixed Account balance to the Sub-Accounts, subject to the requirements and limits described in "Allocation of Net Premiums" on page 25.


Amounts allocated to the Fixed Account become part of the general account of Liberty Life. Liberty Life invests the assets of the general account in accordance with applicable laws governing the investments of insurance company general accounts.

We may delay payment of partial or full withdrawals from the Fixed Account for up to six months from the date we receive your written withdrawal request. If we defer payment for more than 30 days, we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                              PURCHASING A CONTRACT

INITIAL PREMIUM. You must pay an initial Premium to purchase a Contract.

You may apply to purchase a Contract by submitting a written application to us through one of our authorized sales representatives. Before we issue a Contract, we will require the Insured to submit evidence of insurability satisfactory to us. Acceptance of your application is subject to our issue Age and underwriting rules. We reserve the right to reject your application for any lawful reason. If we do not issue a Contract to you, we will return your Premium to you. We reserve the right to change the terms or conditions of your Contract to comply with differences in applicable state law. Variations from the information appearing in this Prospectus due to individual state requirements are described in supplements, which are attached to this prospectus or in endorsements to the Contract, as appropriate.

We will not accept your initial Premium with your application if the requested Face Amount of your Contract exceeds our then-current limit. In other cases, you may choose to pay the initial Premium with your application. If you did not submit your initial Premium with your application, when we deliver your Contract we will require you to pay sufficient Premium to place your Contract in force.


If we approve your application, you will earn interest and/or investment return on your Net Premium from the Contract Date. We will also begin to deduct the Contract charges as of the Contract Date. We may temporarily allocate a portion of your initial Net Premium to our Fixed Account until we allocate it to the Sub-Accounts and the Fixed Account in accordance with the procedures described in the "Allocation of Net Premiums" beginning on page 25.


If we reject your application, we will not issue you a Contract. We will return any Premium you have paid, adding interest at the rate required in your state. In general, we will mail a refund of Premium within seven days of the date that we reject your application. We will not subtract any Contract charges from the amount we refund to you.

CONTRACT DATE. In general, the Contract Date will be the effective date of insurance coverage under your Contract. The Contract Date will be the later of the date that we receive your initial Premium and the date we approve your application. In our discretion, we may permit an earlier Contract Date. We use the Contract Date to determine Contract Anniversaries, Contract Years, and Monthly Dates.

FACE AMOUNT. The Face Amount is the amount of life insurance coverage designated by you on your application and which is used to determine the Death Benefit under the Contract. You may choose between one of two Death Benefit options: (1) a level amount, which generally equals the Face Amount of the Contract; or (2) a variable amount, which generally equals the Face Amount plus the Account Value. In certain circumstances, the Death Benefit may increase or decrease based on the investment experience of the Portfolios underlying the Sub-Accounts to which you have allocated your Net Premiums.


As long as the Contract remains in force and you make no withdrawals, the Death Benefit will never be less than the Face Amount. The minimum Face Amount under the Contract is $50,000. We will reduce the amount of the Death Benefit by any unpaid Indebtedness and any unpaid Contract charge. For additional information about the Death Benefit, please see "Death Benefit and Optional Insurance Benefit Agreements" beginning on page 35.


SUBSEQUENT PREMIUMS. You may pay additional Premiums during the Insured's lifetime from the Contract Date until the Contract Anniversary following the Insured's 100th birthday. You may pay Planned Premiums at the intervals selected in your application. You may change the amount or interval of your Planned Premiums at any time by written request. The amount of each Planned Premium must at least equal our minimum. We also reserve the right to limit the amount of any increase in a Planned Premium. For Contracts issued for delivery in Maryland, we will not limit the amount of Planned Premiums, nor limit the amount of an increase in each Planned Premium. Please see your Contract or contact your representative for additional details. While your Contract will show a Planned Premium amount, you are not required to pay Planned Premiums. Your Contract will not lapse solely because you did not pay a Planned Premium.

Your Contract may enter the Grace Period, and thereafter lapse, even if you pay all of the Planned Premiums if no Coverage Guarantee is in effect and the Surrender Value is no longer enough to cover the Monthly Deductions. Paying Planned Premiums can help to keep your Contract in force, however, if your payments at least equal the applicable Guaranteed Coverage Premiums. If you owe any Indebtedness under the Contract, we will treat any unscheduled Premium as a repayment of the Indebtedness and not as additional Premium. You may pay Premiums at our Service Center or to an authorized representative.


You may pay unscheduled Premiums, provided the payment is at least $50, and the Premium will not disqualify the Contract as a life insurance Contract under the Tax Code. If any unscheduled Premium increases the Death Benefit by more than it increases the Account Value, we will require evidence of insurability satisfactory to us. For example, if you choose an Option 1 Death Benefit, we may require evidence of insurability whenever your Death Benefit would exceed the Face Amount of your Contract after applying the unscheduled premium. See "Death Benefit Options" on page 31, for an explanation of when the Death Benefit under Death Benefit Option 1 may exceed the Face Amount. If such evidence is required, we will notify you of our requirements by telephone or in writing.

Subsequent Premiums may be billed annually, semi-annually, or quarterly. You may elect to pay Premiums by pre-authorized check. Under this procedure, we automatically deduct Premium payments each month from a bank

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account you designate. We will not send a bill for these automatic payments. You can discontinue this service or change your billing mode by contacting our Service Center. An interest factor is included in modal Premiums other than annual.


GUARANTEED COVERAGE MONTHLY PREMIUM. This Contract includes three coverage guarantees:

Three-Year Guaranteed Coverage;
Limited Guaranteed Coverage; and
Lifetime Guaranteed Coverage.

These coverage guarantees are intended to enable you to ensure that your Contract will remain in force during a specified period regardless of changes in the Account Value. The specified period for Three-Year Guaranteed Coverage is the first three Contract Years. The specified period for Limited Guaranteed Coverage is the period from the Contract Date until the later of: (a) the Insured's 75th birthday; or (b) the 15th Contract Anniversary. Lifetime Guaranteed Coverage will remain in effect until the Insured's death, provided that sufficient guaranteed coverage monthly Premiums are paid as described below.

As a general rule, your Contract will enter the Grace Period, and may lapse, if the Surrender Value is not sufficient to pay a Monthly Deduction when it is due. Under each coverage guarantee, however, we guarantee that regardless of declines in your Account Value, your Contract will not enter the Grace Period as long as you have no outstanding Indebtedness and you have paid sufficient total Premiums. To keep a coverage guarantee in effect, your total Premiums must at least equal: (a) the total of the applicable guaranteed coverage monthly Premiums for each month since the Contract Date; plus (b) the amount of any partial withdrawals. If the Insured dies during a Grace Period, the Death Benefit will be reduced by any Monthly Deductions and any Loan Interest due but not paid.

However, if Lifetime Guaranteed Coverage is still in effect and the Contract is still in force when the Insured reaches age 100, we will not require you to pay additional Premium, but the Death Benefit thereafter will be the greater of the Face Amount or 101% of the Account Value (the Death Benefit after age 100 will always be 100% of Account Value in Florida). The guaranteed coverage monthly Premium for each coverage guarantee under your Contract is set forth on the Contract Information Page.

The guaranteed coverage monthly Premium for each coverage guarantee is based on the Insured's Age at issue, sex and rate class, your Contract's Face Amount and Death Benefit option, any optional insurance benefit agreement, and the duration of the coverage guarantee. Guaranteed coverage Premiums will be increased for additional benefits added to the Contract. The guaranteed coverage Premium applicable to your Contract will be provided in your Contract's specifications pages. If you increase or decrease the Face Amount of your Contract, change your Death Benefit option, or add an optional insurance benefit agreement, we will adjust the guaranteed coverage monthly Premium amounts applicable after the change. We will notify you in writing of any adjustments to your guaranteed coverage monthly Premium.

For Contracts issued for delivery in Maryland and New Jersey, under the coverage guarantee, we guarantee that regardless of declines in your Account Value or the existence of outstanding Indebtedness, your Contract will not enter the Grace Period as long as you have paid sufficient total Premiums. To keep the coverage guarantee in effect, your total Premiums must at least equal: (a) the total of the guaranteed coverage monthly Premiums for each month since the Contract Date; plus (b) the amount of any partial withdrawals; plus (c) the amount of any outstanding Indebtedness.

If at any time your total Premiums are insufficient to keep the Limited or Lifetime Coverage Guarantee in effect, we will notify you and you will have a fixed period of time, currently 60 months, to satisfy the Premium shortfall. If you do not, that coverage guarantee will end and it cannot be reinstated. If the Three-Year Coverage Guarantee terminates, it may not be reinstated. If all of the coverage guarantees are no longer in effect, your Contract will stay in force provided that the Surrender Value is sufficient to pay the Monthly Deductions as they come due. We may change the amount of time you have to reinstate a coverage guarantee, but we will not reduce it to fewer than 12 months.

In some states, the coverage guarantees may be unavailable or the terms may differ. In Massachusetts, Lifetime Guaranteed Coverage is not available and Limited Guaranteed Coverage ends five years after the Contract Date. In addition, for Contracts issued for delivery in Maryland, New Jersey and Texas, certain of the coverage guarantees

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described above are not available. Please refer to your Contract for specific information on the coverage guarantees available to you in these states. Please see your Contract or contact your representative for additional details.


MODIFIED ENDOWMENT CONTRACT. Under certain circumstances, a Contract could be classified as a "modified endowment contract"("MEC"), a category of life insurance contract defined in the Tax Code. If your Contract were to become a MEC, distributions and loans from the Contract could result in current taxable income for you, as well as other adverse tax consequences. These tax consequences are described in more detail in "Federal Income Tax Considerations
- Contracts Which Are MECs" on page 49.


Your Contract could be deemed to be a MEC if, among other things, you pay too much Premium or the Death Benefit is reduced. We will monitor the status of your Contract and advise you if you need to take action to prevent your Contract from being deemed a MEC. If you pay a Premium that would result in your Contract being deemed a MEC, we will notify you and allow you to request a refund of the excess Premium, or other action, to avoid having your Contract being deemed a MEC. If, however, you choose to have your Contract deemed a MEC, we will not refund the Premium.

If you replace a MEC issued by another insurer with a Contract, your Contract will also be deemed to be a MEC. Our ability to determine whether a replaced contract issued by another insurer is a MEC is based solely on the sufficiency of the contract data we receive from the other insurer. We do not consider ourselves to be liable to you if that data is insufficient to accurately determine whether the replaced contract is a MEC. You should discuss this issue with your tax adviser if it pertains to your situation.

RIGHT TO RETURN CONTRACT. In many states, you may cancel your Contract by returning it to us within ten days after you receive it. In some states, however, this right to return period may be longer, as provided by state law. If you return your Contract, the Contract terminates and, in most states, we will pay you an amount equal to your initial Premium payment. We ordinarily will pay the refund within seven days of receiving your request. No withdrawal charge is imposed upon return of a Contract within the right to return period. These right to return regulations may vary in certain states in order to comply with the requirements of state insurance laws and regulations. Accordingly, you should refer to your Contract for specific information about your circumstances.

                                  ACCOUNT VALUE

GENERAL. Your Account Value is the sum of the value of your interest in the Sub-Accounts you have chosen, plus your Fixed Account balance, plus your Loan Account balance. On the Contract Date, your Account Value is equal to your initial Net Premium minus any of the charges described below that are due on that date. Thereafter, your Account Value may change daily, as described below. Subsequent Net Premiums are equal to the Premiums you pay less a Premium expense charge, which is deducted prior to allocation in the Account Value. Your Account Value may increase or decrease daily to reflect the performance of the Sub-Accounts you have chosen, the addition of interest credited to the Fixed Account and the Loan Account, the addition of Net Premium, and the subtraction of partial withdrawals and charges assessed.

The Contract does not have a guaranteed minimum Account Value. Your Contract's Account Value will rise and fall, depending on the investment performance of the Portfolios underlying the Sub-Accounts to which you allocate your Net Premiums. You bear the entire investment risk on amounts allocated to the Sub-Accounts. The investment policies and risks of each Portfolio are described in the accompanying prospectuses for the Portfolios. The Account Value will also reflect Net Premiums, amounts withdrawn, and cost of insurance and any other charges.

ADJUSTMENTS TO ACCOUNT VALUE. Over the life of your Contract, your Account Value will increase and/or decrease as indicated below to reflect the following:

-       Addition of new Net Premiums.

-       Any increase due to the investment experience of the chosen
        Sub-Accounts.

- Addition of guaranteed interest at an annual effective rate of 4.0% (plus any excess interest if applicable) on the portion of the Account Value allocated to the Fixed Account.

- Addition of interest at an annual effective rate of 6.0% on the portion of your Loan Account, which serves as collateral for your preferred Contract loans, if any.

- Addition of interest at an effective annual rate of 4.0% on the portion of your Loan Account, which serves as collateral for your other Contract loans, if any.

-       Any decrease due to the investment experience of the chosen
        Sub-Accounts.

-       Subtraction of any amounts withdrawn.


- Subtraction of the charges listed in "Charges and Deductions", beginning on page 36, as applicable.

We make all valuations in connection with the Contract (other than the initial Premium) on the date we receive your Premium or your request for other action at our Service Center, if that date is a Valuation Date and we are open for business. Otherwise, we make that determination on the next succeeding day which is a Valuation Date and a date on which we are open for business. Calculations for initial Premiums and Premiums requiring underwriting are made on the date your Net Premium is allocated to the Sub-Accounts and the Fixed Account, as described in "Allocation of Net Premiums" on page 25.


ACCUMULATION UNITS. We determine the number of Accumulation Units in each Sub-Account to allocate to your Contract by dividing that portion of your Net Premium or other transaction allocated to a Sub-Account by that Sub-Account's Accumulation Unit Value on the Valuation Date when the allocation occurs.

A Valuation Date is any day on which the net asset value of the units of each division of the Variable Account is determined. Generally, this will be any date on which the New York Stock Exchange ("NYSE"), or its successor, is open for trading. Our Valuation Date ends when the NYSE closes. This is usually at 4:00 p.m. Eastern Time.

ACCUMULATION UNIT VALUE. The Accumulation Unit Value for each Sub-Account will vary to reflect the investment experience of the corresponding Portfolio and the deduction of certain expenses. We will determine the Accumulation Unit Value for each Sub-Account on each Valuation Date. A Sub-Account's Accumulation Unit Value for a particular Valuation Date will equal the Sub-Account's Accumulation Unit Value on the preceding Valuation Day multiplied by the Net Investment Factor for that Sub-Account for the Valuation Period then ended. The Net Investment Factor for each Sub-Account is (1) divided by (2) minus (3), where:

        (1) is the sum of (a) the net asset value per share of the corresponding Portfolio at the end of the current Valuation Period plus (b) the per share amount of any dividend or capital gains distribution by that Portfolio, if the ex-dividend date occurs in that Valuation Period;

        (2) is the net asset value per share of the corresponding Portfolio at the beginning of the Valuation Period; and

        (3) is an amount equal to the Separate Account Expense Charge imposed during the Valuation Period.

You should refer to the prospectuses for the Portfolios, which accompany this prospectus, for a description of how the assets of each Portfolio are valued, since that determination directly affects the investment experience of the corresponding Sub-Account and, therefore, your Account Value.

POSTPONEMENT OF PAYMENTS. We may defer for up to 15 days the payment of any amount attributable to a Premium paid by check to allow the check a reasonable time to clear. We ordinarily will pay any amount attributable to the Account Value allocated to the Variable Account within seven days of our receiving your written request, except:

(1) whenever the NYSE is closed (other than customary weekend and holiday closings);

(2) when trading on the NYSE is restricted or an emergency exists, as determined by the SEC, so that disposal of the Variable Account's investments or determination of the value of its net assets is not reasonable practicable; or

(3)  at any other time permitted by the SEC for your protection.

In addition, we may delay payment of Account Value in the Fixed Account for up to six months or a shorter period if required by law. If we defer payment for more than 30 days we will pay interest (if required) on the deferred amount at such rate as may be required by the applicable state or jurisdiction.

                           ALLOCATION OF NET PREMIUMS

INITIAL NET PREMIUM. We generally allocate your initial Net Premium to the Sub-Accounts and the Fixed Account as of the Contract Date. Until the fifth day after the end of the right to return period, however, we will not allocate more than $2,000 of your Net Premiums to the Sub-Accounts. Before then, if your Premium allocation instructions would require us to allocate more than $2,000 to the Sub-Accounts, we will allocate the first $2,000 to the Sub-Accounts in accordance with your instructions and temporarily allocate the excess to the Fixed Account. We generally will then reallocate that excess amount (including any interest) among the Sub-Accounts and the Fixed Account, in accordance with your instructions, on the 15th day after the Delivery Date. This period may be longer, depending on the length of the right to return period in your state, as it will always equal five days plus the number of days in the right to return period in your state. The amount temporarily allocated to the Fixed Account will earn interest until it is reallocated to the Sub-Accounts. In our discretion, in the future we may increase or decrease the temporary allocation limit or otherwise change our procedures for allocating Net Premiums received before the end of the right to return period. We will not change the temporary allocation provisions of your Contract once we have delivered it to you.

If there are outstanding requirements when we issue your Contract that prevent us from placing your Contract in force, your Premiums will not be allocated until all requirements are satisfied. In addition, if we permit you to select a Contract Date before receipt of your initial Net Premium and approval of your application, we may initially allocate your entire Net Premium to our Fixed Account until the date on which we otherwise would have initially allocated your Net Premiums to the Sub-Accounts.

You must specify your allocation percentages in your Contract application. Percentages must be in whole numbers and the total allocation must equal 100%. We will allocate your Net Premiums in those percentages, until you give us new allocation instructions.

You initially may allocate your Account Value to up to ten Sub-Accounts and the Fixed Account. Moreover, you may not allocate less than five percent of your Account Value to any one option. You subsequently may add or delete Sub-Accounts and/or the Fixed Account from your allocation instructions without regard to this limit. Your allocation to the Fixed Account, if any, does not count against this limit. In the future we may change these limits.

SUBSEQUENT NET PREMIUMS. Net Premiums paid after your initial Premium generally will be allocated to the Sub-Accounts and the Fixed Account as of the date we receive your Premium in our Service Center. If an unscheduled Premium requires underwriting, however, we may delay allocation until after we have completed underwriting. We will follow the allocation instructions in our file, unless you send us new allocation instructions with your Premium. If you have any outstanding Indebtedness, we will apply any unscheduled Premium to your outstanding loan balance until it is fully repaid, unless you instruct us otherwise in writing.


ASSET ALLOCATION MODELS. Liberty Life Distributors LLC ("LLD"), a registered broker-dealer and distributor of the contracts, has arranged to make available to your registered representative several Asset Allocation Models for use with the Contract. The purpose of these models is to provide generalized patterns on how to allocate Account Value among the Sub-Accounts in a manner that is consistent with various investment styles and risk tolerances. Please keep in mind that asset allocation models do not guarantee any level of positive investment return.

Standard & Poor's Investment Advisory Services LLC developed and on at least an annual basis reviews the Asset Allocation Models in the Contracts. Standard & Poor's Investment Advisory Services LLC ("SPIAS")is a registered investment adviser and a wholly-owned subsidiary of The McGraw-Hill Companies, Inc.
"S&P", "S&P 500" and "Standard & Poor's" are registered trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use. The Contracts are not endorsed, sold or promoted by SPIAS and its affiliates, and SPIAS and its affiliates make no representation regarding the advisability of investing in the Contracts.

Asset allocation models reflect SPIA's evaluations of the risk and return behavior of the underlying funds in relation to current market conditions. The resultant models are targeted to selected investment styles and risk tolerances. Through your registered representative, you may use a questionnaire and scoring system developed by SPIAS in order to help you to determine which model might be appropriate for you. LLD has arranged to make these Asset Allocation Models and related materials available to your registered representative as a service incidental to its role as distributor of the Contracts. LLD is not a registered investment adviser and does not provide any investment advice. To the extent that LLD is deemed to be providing advice by virtue of making the models available, such activity is solely incidental to its role as distributor of the Contracts. It is up to you to decide whether to use a model and, if so, which model to use. Moreover, the models are not individualized investment advice. Accordingly, LLD recommends that you consult your financial adviser before adopting a model. For additional information on LLD, please see Distribution of the Contracts on page 46.

If you decide to use a model, upon written notice of your adoption of a model, we will automatically allocate your Net Premiums in accordance with the percentages specified in the SPIAS Asset Allocation Model you selected. You may only use one model at a time. We also will automatically enroll you in our Asset Rebalancing Program and we will periodically rebalance your total Sub-Account Values in accordance with your chosen model. If you wish to allocate a portion of your Net Premiums or Account Value to the Fixed Account, you must instruct us specifically, because none of the models includes the Fixed Account.

You may choose to use a SPIAS Asset Allocation Model at any time. You also may discontinue your use at any time by notifying us at our Service Center. We will automatically discontinue your use of a model if you: (a) discontinue the Asset Rebalancing Program; or (b) give us instructions changing your allocations of Payments or Account Value among the Sub-Accounts. Please call us at our Service Center or contact your representative for additional information or forms.

For each model, SPIAS determines the percentage allocations among the Sub-Accounts based upon an evaluation of the model's investment styles and the relevant underlying Portfolios' investment objectives and portfolio composition. These models are specific to this Contract. Similarly named models developed for use with our other products may differ.

On at least an annual basis, SPIAS will review the models. As a result of those reviews, SPIAS may decide that there is a need to change the percentage or mix of the Sub-Account allocations among the various available Sub-Accounts. If you are using that model, you will be notified in writing before the change is implemented, and you will have the opportunity to accept or decline to participate in the changes. Please note that remaining in a prior model may not be consistent with your investment objectives and risk tolerance.

                             TRANSFER PROVISIONS

TRANSFER PRIVILEGE. The Contracts provide investment opportunities for long-term financial objectives. The Contracts are not designed for short-term trading strategies involving excessive transfers of Contract values. The Company discourages excessive transfers of Contract values and does not accommodate short-term trading strategies involving excessive transfers of Contract values. Short-term trading strategies involving frequent transfers of Contract values, when excessive, have the potential to interfere with the efficient management of the Portfolios, generate transaction costs and other expenses and have other adverse effects on Contract Owners who purchase the Contracts for long-term financial objectives.

We have procedures designed to identify and limit frequent transfer activity. These procedures are designed to protect the interests of Contract Owners who have purchased the Contracts for long-term financial objectives and will be applied uniformly by the Company. We monitor the number and timing of transfer activity by Contract Owners or third parties authorized to effect transfers on their behalf. We impose limits and restrictions on the number, timing, and processing requirements of transfer requests, as described below. Also, we will impose special restrictions for Contracts using strategies of programmed and excessive transfers engaged in short-term trading strategies, such as those used by professional market timers or other organizations on a uniform basis. In addition, we will impose the trading restrictions requested by the Portfolios pursuant to their established procedures on a uniform basis for all Contract Owners invested in the affected Portfolio.

Some Contract Owners and third parties authorized to effect transfers on their behalf engaging in short-term trading strategies may employ tactics to avoid detection. Despite our efforts to prevent the use of the Contracts for short-term trading strategies involving excessive transfers of Contract values, there is no assurance that we will be able to identify such Contract Owners or third parties or deter their use of the Contracts for such purposes and, therefore, Contract Owners could be subject to the risks noted above.

We may modify the transfer privilege at any time Modifications will be applied on a uniform basis for all Contract Owners going forward.

LIMITATIONS ON TRANSFERS. While the Contract is in force, you may transfer Account Value among the Fixed Account and Sub-Accounts in writing or by telephone. We will allow you to effect up to 20 transfers each calendar year by telephone, fax or mail. Once that limit has been reached, we will accept subsequent transfer requests only if they are in a form acceptable to us, bear an original signature in ink, and are sent to us by mail, excluding same-day delivery by mail or by courier. Currently, we do not accept transfer requests via electronic means, such as email.

After you have submitted 20 transfer requests in a calendar year, a subsequent transfer request by telephone or fax will be rejected. We will notify you in
writing if a transfer request is rejected.   Currently, transfers effected
systematically under either our optional Dollar Cost Averaging or Asset Rebalancing programs described below do not count towards the limit of 20 transfers. In the future, we may count such transfers towards the limit. In the event of such a change, we will notify you in advance of the effective date of the change.

You may not request a transfer of less than $250 from a single Sub-Account, unless the amount requested is your entire balance in the Sub-Account. If less than $500 would remain in a Sub-Account after a transfer, we may require you to transfer the entire balance of the Sub-Account. We reserve the right to change these minimums.

If we detect a pattern of excessive transfers of Contract values, such as the short-term trading strategies employed by professional market timers or other organizations, by Contract Owners or third parties authorized to effect transfers on their behalf, we will impose special restrictions on those Contracts. Such restrictions will be applied to individual Contract Owners on a uniform basis and may include, but are not limited to, delaying transfer requests until the next Valuation Date at the Accumulation Unit Value determined on the date, or refusing any and all transfer instructions above the 20 transfers permitted each calendar year by telephone, fax or mail. We will provide you written notification of any restrictions imposed in advance of the effective date.

In addition, some of the Portfolios reserve the right to delay transfer requests from the Variable Account. Some Portfolios may refuse transfer requests for purchase transactions. These restrictions may be imposed if, in the judgment of the Portfolio's investment adviser, the Portfolio would be unable to invest effectively in accordance with its investment policies and objectives, or the request is considered to be short-term trading activity. Accordingly, the Variable Account may not be in a position to effectuate some transfers with the Portfolios and, therefore, will be unable to process such transfer requests. We will notify you in writing if we are not able to process a requested transfer.

Neither the Company nor its authorized representatives shall be liable for any loss resulting from rejected transfer requests.

We currently are waiving the transfer fee on all transfers, including Dollar Cost Averaging and Asset Rebalancing transfers. Under the Contract, however, we may charge a maximum transfer fee of $25 on each transfer after the first 12 transfers in any Contract Year. We may impose a limit on the number of free transfers or change that number, at any time.

We currently do not limit the number of Sub-Accounts to which you may allocate your Account Value, other than in your initial allocation. We may impose a limit in the future.

As a general rule, we only make transfers on days when we and the NYSE are open for business. If we receive your request on one of those days, we will make the transfer that day, subject to the limitations discussed above. Otherwise, we will make the transfer on the first subsequent day on which we and the NYSE are open. Transfers pursuant to a Dollar Cost Averaging or Asset Rebalancing program will be made at the intervals you have selected in accordance with the procedures and requirements we establish.

You may make transfers from the Fixed Account to the Sub-Accounts only during the 60 days after each Contract Anniversary. You must submit your request no later than the end of this 60-day period. In addition, in each Contract Year, the largest amount that you may transfer out of the Fixed Account is the greater of: (a) the amount transferred in the prior Contract Year; (b) 20% of the current Fixed Account balance; or (c) the entire balance if it is not more than $250. The Contract permits us to defer transfers from the Fixed Account for up to six months from the date you ask us.

We will not charge a transfer fee on a transfer of all of the Account Value in the Sub-Accounts to the Fixed Account.

TRANSFERS AUTHORIZED BY TELEPHONE. You may make transfers by telephone, up to the limits and subject to the restrictions described above, unless you advise us in writing not to accept telephonic transfer instructions. Telephone transfer requests must be received by 4:00 p.m. Eastern time in order to be processed at that day's price.

We use procedures that we believe provide reasonable assurances that telephone authorized transfers are genuine. For example, we tape telephone conversations with persons purporting to authorize transfers and request identifying information. Accordingly, we disclaim any liability for losses resulting from allegedly unauthorized telephone transfers. If we do not take reasonable steps to help ensure that a telephone authorization is valid, however, we may be liable for such losses. We may suspend, modify or terminate the telephone transfer privilege at any time without notice. Telephone transfers may not be available in some states.


DOLLAR COST AVERAGING. Under our automatic Dollar Cost Averaging program, while the Contract is in force you may authorize us to transfer a fixed dollar amount each month to the Sub-Accounts of your choice in accordance with the procedures and requirements that we establish. The transfers will continue until you instruct us to stop, or until your chosen source of transfer payments is exhausted. If you are Dollar Cost Averaging from the Fixed Account and instruct us to stop, you will have 60 days to transfer any or all of your Fixed Account balance from the Fixed Account to the Sub-Accounts. After that time, you cannot transfer from the Fixed Account until your next Contract Anniversary. Additional details on transfer restrictions from the Fixed Account are provided in "Transfers of Account Value" above. We currently are waiving the contractual transfer fee on all transfers, including Dollar Cost Averaging transfers. If we limit the number of free transfers, however, transfers under the Dollar Cost Averaging Program will count toward that limit and transfers above that limit will be subject to the transfer fee. See "Transaction Fees - Transfer Fee" on page 40.


Your request to participate in this program will be effective when we receive a completed written request form at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in this program. We may change, terminate, limit or suspend Dollar Cost Averaging at any time. Call or write us for a copy of the request form and additional information concerning the program.

The theory of Dollar Cost Averaging is that by spreading your investment over time, you may be able to reduce the effect of transitory market conditions on your investment. In addition, because a given dollar amount will purchase more units when the unit prices are relatively low rather than when the prices are higher, in a fluctuating market, the average cost per unit may be less than the average of the unit prices on the purchase dates. Participation in this program does not assure you of a greater profit, however, from your purchases under the program. In addition, the program will not prevent or necessarily reduce losses in a declining market. Moreover, other investment programs may not work in concert with Dollar Cost Averaging. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Dollar Cost Averaging is being used.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Programs at the same time.


ASSET REBALANCING. Asset Rebalancing allows you to readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level. Over time, the variations in each Sub-Account's investment results will shift the balance of your Account Value allocations. Under the Asset Rebalancing feature, we periodically will transfer your Account Value, including new Net Premium (unless you specify otherwise), back to the percentages you specify in accordance with procedures and requirements that we establish. All of your Account Value allocated to the Sub-Accounts must be included in an Asset Rebalancing program. You may not include your Fixed Account balance in an Asset Rebalancing program. We currently are waiving the Contractual transfer fee on all transfers, including Asset Rebalancing transfers. If we limit the number of free transfers, however, transfers under an Asset Rebalancing program will count toward that limit and transfers above that limit will be subject to the transfer fee. See "Transaction Fees - Transfer Fee" on page 40.


You may request Asset Rebalancing when you apply for your Contract or by submitting a completed written request to us at our Service Center. You may discontinue participation in the program by notifying us at our Service Center. We do not impose a separate charge for participating in this program. Please call or write us for a copy of the request form and additional information concerning Asset Rebalancing.

Asset Rebalancing is consistent with maintaining your allocation of investments among market segments, although it is accomplished by reducing your Account Value allocated to the better performing segments. Other investment programs may not work in concert with Asset Rebalancing. Therefore, you should monitor your use of these programs, as well as other transfers or withdrawals, while Asset Rebalancing is being used. We may change, terminate, limit, or suspend Asset Rebalancing at any time.

You may not participate in both the Dollar Cost Averaging and Asset Rebalancing Program at the same time.

                  DEATH BENEFIT AND OPTIONAL INSURANCE BENEFITS

DEATH BENEFIT. While your Contract is in force, we will pay Death Benefit proceeds to the Beneficiary upon the death of the Insured in a lump sum or under an optional payment plan, as described below.

The Death Benefit proceeds payable to the Beneficiary equal the applicable Death Benefit, less any Indebtedness, and less any due and unpaid charges. The proceeds may be increased, if you have added an agreement that provides an additional benefit. We will determine the amount of the Death Benefit proceeds as of the date of the Insured's death. We will usually pay the Death Benefit proceeds within seven days after we have received due proof of death and all other requirements we deem necessary have been satisfied.


The amount of the Death Benefit will be based on the Death Benefit Option you have selected, any increases or decreases in the Face Amount, and in some instances, your Account Value. If you withdraw part of your Account Value, we will reduce the Death Benefit as described in "Contract Surrender and Partial Withdrawals" on page 41.


DEATH BENEFIT OPTIONS. You are required to elect one of two Death Benefit options before we will issue your Contract. Under Option 1, the Death Benefit will be the greater of: (a) the then current Face Amount of your Contract; or
(b) the Account Value multiplied by the applicable corridor percentage, as described below. Under Option 2, the Death Benefit will be the greater of: (a) the then current Face Amount of your Contract plus the Account Value; or (b) the Account Value multiplied by the applicable corridor percentage, as described below.

The corridor percentages are set so as to seek to ensure that the Contracts will qualify for favorable federal income tax treatment. The corridor percentages are stated in the Contract. They vary according to the Age of the Insured. Under this formula, an increase in Account Value due to favorable investment experience may increase the Death Benefit above the Face Amount, and a decrease in Account Value due to unfavorable investment experience may decrease the Death Benefit (but not below the Face Amount).

                                                EXAMPLE A  EXAMPLE B
                                                --------------------
EXAMPLES:
Face Amount                                     $ 100,000  $ 100,000
Death Benefit Option 1
Insured's Age                                          60         60
Account Value on Date of Death                  $  80,000  $  50,000
Applicable Corridor Percentage                        130%       130%
Death Benefit                                   $ 104,000  $ 100,000

In Example A, the Death Benefit equals $104,000, I.E., the greater of $100,000 (the Face Amount) and $104,000 (the Account Value at the date of death of $80,000, multiplied by the corridor percentage of 130%). This amount, less any Indebtedness and unpaid charges, constitutes the Death Benefit proceeds that we would pay to the Beneficiary.

In Example B, the Death Benefit is $100,000, I.E., the greater of $100,000 (the Face Amount) or $65,000 (the Account Value of $50,000 multiplied by the corridor percentage of 130%).

Option 1 is designed to provide a specific amount of Death Benefit that does not vary with changes in the Account Value. Therefore, under Option 1, as your Account Value increases, the net amount at risk under your Contract will decrease. Under Option 2, however, the amount of the Death Benefit generally increases to reflect increases in the Account Value. Therefore, if you select Option 2, your Contract generally will involve a constant net amount at risk. Since the cost of insurance charge on your Contract is based upon the net amount at risk, the cost of insurance charge will generally be less under a Contract with an Option 1 Death Benefit than under a similar Contract with an Option 2 Death Benefit. As a result, if the Sub-Accounts you select experience favorable investment results, your Account Value will tend to increase faster under Option 1 than under Option 2, but the total Death Benefit under Option 2 will increase or decrease directly with changes in Account Value. Thus, you may prefer Option 1 if you are more interested in the possibility of increasing your Account Value based upon favorable investment experience, while you may prefer Option 2 if you are seeking to increase your Death Benefit.

After the first Contract Year, once each Contract Year you may change the Death Benefit option by writing to us at our Service Center. If you ask to change from Option 2 to Option 1, we will increase the Face Amount of your Contract to equal the Option 2 Death Benefit as of the effective date of the change. If you ask to change from Option 1 to Option 2, we will change the Face Amount of your Contract to equal the Option 1 Death Benefit less the Account Value as of the effective date of the change. The change will take effect on the Monthly Date on or immediately following the date we approve your request. If you change your Contract's Death Benefit option, your Contract's guaranteed coverage monthly Premium amounts will change prospectively from the date of the change. For changes from Option 1 to Option 2, your cost of insurance will generally increase because any increases in the Account Value will not reduce the net amount at risk, as occurs with Option 1.

We may require you to provide evidence of insurability for a change in Death Benefit option. We will not permit you to change the Death Benefit option under your Contract if the Face Amount remaining in force after the change would be less than $50,000.

DEATH BENEFIT AT ATTAINED AGE 100. If the Insured is living and your Contract is in effect on the first Contract Anniversary after the Insured's 100th birthday, we will make the following changes in your Contract:

- If Lifetime Guaranteed Coverage is in effect, the Death Benefit will equal the greater of the Face Amount of your Contract or 101% of the Account Value of your Contract. Otherwise, the Death Benefit will equal 101% of the Account Value of your Contract. For Contracts issued in Florida, the Death Benefit after Age 100 will be equal to the Account Value of the Contract;

-    You may not pay additional Premiums; and

- We no longer will charge the cost of insurance charge as part of your Monthly Deductions.

The Death Benefit after Attained Age 100 may be less than the prior Death Benefit under an Option 2 Death Benefit Contract.

For Contracts issued for delivery in Illinois, at attained Age 100 all Account Value in the Sub-Accounts will be transferred to the Fixed Account and no further transfers may be made to the Sub-Accounts.

The Death Benefit at attained Age 100 provisions do not apply to Contracts issued for delivery in New York. Instead, there is a Maturity Benefit at attained Age 100 provision for New York Contracts that reads as follows:

"We will pay a maturity benefit to you equal to the Surrender Value and the Contract will end if the Insured is living and the Contract is in force on the Maturity Date which is the Contract Anniversary following the Insured's attained Age 100."

Please review your Contract or contact your representative for additional details regarding the provisions or state variations.

CHANGE IN THE FACE AMOUNT. While the Contract is in force, you may change the Face Amount after the first Contract Year. Write or call our Service Center to obtain the necessary form(s). The change will take effect when we approve your request.

If you request a decrease in Face Amount, we will first apply it to coverage provided by the most recent increase in Face Amount, then to the next most recent increase successively and finally to the Face Amount under the original application. We will not permit a decrease in the Face Amount of your Contract if the Face Amount remaining in force after the change would be less than $50,000.

We will charge a portion of the withdrawal charge on any decrease in Face Amount that you request. The amount of the withdrawal charge will equal the then applicable withdrawal charge on a surrender of your Contract multiplied by the percentage decrease in the Face Amount. We will deduct this charge from your Account Value, allocating it among the Sub-Accounts and the Fixed Account in proportion to your Account Value in each option.

If a request for a Face Amount decrease would cause your Contract to fail to qualify for treatment as a life insurance Contract under the Tax Code, we may decline your request. In the alternative, we may give you the option of withdrawing sufficient Account Value from your Contract to enable it to continue to be treated as a life insurance Contract for tax purposes after the requested Face Amount decrease. The withdrawal charge for the Face Amount decrease will be calculated as described above, and we will not charge any additional withdrawal charge on the amount withdrawn.

We will not charge a Partial Withdrawal Fee on any amount withdrawn in connection with a Face Amount decrease.

To apply for an increase in the Face Amount, you must submit to us a supplemental application, accompanied by satisfactory evidence of insurability. We will not permit any increase in Face Amount after the Insured's 80th birthday. The minimum amount of a Face Amount increase is $25,000. You may not increase the Face Amount of your Contract more often than once every 12 months.

You should be aware that an increase in the Face Amount of your Contract will affect the cost of insurance charges applicable to your Contract. We will deduct a larger amount of cost of insurance charges, because an increase in the Face Amount also will increase the net amount at risk under your Contract. We will not approve a request for a Face Amount increase if the Surrender Value is too small to pay the Monthly Deduction for the Contract month following the increase. As described in "Transaction Fees - Withdrawal Charge" beginning on page 39, your maximum withdrawal charge will also increase. Increases in the Face Amount of your Contract will increase the guaranteed coverage monthly Premium amount. Likewise, decreases in the Face Amount of your Contract will decrease the guaranteed coverage monthly Premium amount.


PROCEEDS OPTIONS. We will pay the Surrender Value or Death Benefit proceeds under the Contract in a lump sum or under one of the proceeds options that we then offer. Surrender proceeds are payable in a lump sum unless you request one of the other proceeds options. Death Benefit proceeds are payable in a lump sum unless the Beneficiary elects one of the other proceeds options. The amount applied to a proceeds option must be at least $2,000 of Account Value and result in installment payments of not less than $20. Unless we consent in writing, the proceeds options described below are not available if the payee is an assignee, administrator, executor, trustee, association, partnership, or corporation. We will not permit surrenders or partial withdrawals after payments under a proceeds option involving life contingencies, such as Option 4 below, commence. We will transfer to our general account any amount placed under a proceeds option and it will not be affected by the investment performance of the Variable Account.

You may request a proceeds option by writing to us at our Service Center before the death of the Insured. If you change the Beneficiary, the existing choice of proceeds option will become invalid and you may either notify us that you wish to continue the pre-existing choice of proceeds option or select a new one. The following proceeds options are available under the Contract:

        - OPTION 1-INTEREST. We will pay interest monthly on proceeds left with us. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

        - OPTION 2-FIXED AMOUNT. We will pay equal monthly installments until the proceeds are exhausted. We will credit interest to unpaid balances at a rate that we will declare annually. We will never declare an effective annual rate of less than 3 1/2%.

        - OPTION 3-FIXED PERIOD. We will pay monthly installments for a period selected by you of not more than 25 years.

        - OPTION 4-LIFE INCOME, WITH OR WITHOUT A GUARANTEE PERIOD.. We will pay proceeds in periodic payments to the payee for as long as the payee is alive. If no guarantee period is selected, payments will stop when the payee dies, and we will make no further payments to the payee or his or her beneficiary. Therefore, depending on when the payee dies, the total payments received may be more or less than the amount applied to this option. For example, if the payee dies before the second payment is due, the payee will receive only one payment. If a guarantee period is selected and the payee dies before the end of the guarantee period, however, we will continue payments to a named beneficiary until the end of the guarantee period. We offer guarantee periods of ten years, 15 years or 20 years. If you wish to ensure that the total payments to the payee and his or her beneficiary will at least equal the amount applied to this option, you should select a guarantee period that, when multiplied by the annual guaranteed payments, will provide at least that amount. If you select a shorter guarantee period, it is possible that the total payments received may be less than the amount applied to this option. We base the payments on the 1983 Individual Annuity Mortality Table, adjusted to include ten years of mortality improvement under Projection Scale G, which has the effect of lowering the purchase rates applied to amounts payable under this option to reflect the increase in average lifespan since the Table was prepared.

LIBERTY SECURITY ACCOUNT(R). EFFECTIVE MAY 1, 2004, THE LIBERTY SECURITY
ACCOUNT WAS DISCONTINUED AS A PROCEEDS OPTION FOR THE CONTRACTS. For payments of proceeds made prior to May 1, 2004, we will credit interest to those proceeds left with us in the Liberty Security Account. We will credit interest to your Liberty Security Account balance at a rate we declare. We periodically may change that rate.. The Beneficiary will be able to write checks against such account at any time and in any amount up to the total in the account. The checks must be for a minimum amount of $250.

When we begin to make payments under Options 3 and 4, we will tell you the amount of your installment payment. Your installment payment will never be less than the amounts determined using the tables in the Contract. It may be higher.

In addition, we may agree to other proceeds option plans. Please write or call us at our Service Center to obtain information about them.

OPTIONAL INSURANCE BENEFIT AGREEMENTS. You may ask to add one or more of the agreements described below to your Contract to provide additional optional insurance benefits. We may require evidence of insurability before we issue an agreement to you. We will deduct the cost of any agreements as part of the Monthly Deduction. Addition of an optional insurance benefit may also increase your Guaranteed Coverage Monthly Premium amount. The agreements we currently offer are described below. For more information concerning what options we may offer, please ask your representative or contact us at our Service Center.

In our discretion we may offer agreements or stop offering an agreement at any time. Not all of these agreements may be available in your state, and the terms of these benefits may differ in some states. In addition, if your Contract was issued in connection with a tax-qualified plan, we may not be able to offer you some of the benefits provided by these agreements. Please contact us for more information.

        - ACCELERATED DEATH BENEFIT AGREEMENT. You may elect to add an Accelerated Death Benefit agreement to your Contract. If such agreement has been attached, you may request payment of a portion of the Death Benefit as an Accelerated Death Benefit if either: (1) the Insured has a terminal condition; or (2) the Insured is chronically ill, as these terms are defined in the Contract. You generally may request an Accelerated Death Benefit equal to up to the lesser of 90% of the Death Benefit (before subtracting any Indebtedness) or $250,000. We will reduce the amount you request by a discount for the early payment, a $100 processing fee, and the repayment of a pro rata portion of your Indebtedness. You may choose for the Accelerated Death Benefit to be paid in a lump sum or in installments, as described in the Contract.

If you request an Accelerated Death Benefit, the balance of the Death Benefit (net of the amount previously requested) is payable upon the Insured's death, as long as the Contract is in force. You may request an Accelerated Death Benefit only once.


If your request for an Accelerated Death Benefit is based on the Insured's being chronically ill, in some circumstances a portion of your Accelerated Death Benefit may not qualify for exemption from federal income tax. Accordingly, you should consult your tax adviser before requesting an Accelerated Death Benefit. For more information, see "Federal Income Tax Considerations - Accelerated Death Benefit" on page 49.


This benefit may not be available in some states, and the terms may differ in some states. Please contact us for more information.

        - WAIVER OF SPECIFIED MONTHLY PREMIUM. Under this agreement, we will contribute a specified monthly amount to the Account Value while the Insured is disabled, as defined in the agreement. You cannot add both the Waiver of Specified Monthly Premium and the Waiver of Monthly Deduction agreement to your Contract.

        - WAIVER OF MONTHLY DEDUCTION. Under this agreement, we will waive the Monthly Deduction while the Insured is disabled as defined in the agreement. You cannot add both the Waiver of Specified Monthly Premium and the Waiver of Monthly Deduction agreement to your Contract.

        - CHILDREN'S PROTECTION BENEFIT. Under this agreement we will pay a Death Benefit to the Beneficiary if one of the Insured's children dies before the child's 25th birthday while the agreement is in force. If the Insured dies while this agreement is in force, the benefit becomes fully paid-up. Until the child's 25th birthday, you may convert the agreement for a new Contract on the child's life, subject to certain conditions as defined in the agreement. We will not require evidence of insurability to convert the agreement.

        - ACCIDENTAL DEATH AND DISMEMBERMENT. Under this agreement, we will pay a benefit if the Insured dies from accidental bodily injury or suffers a bodily injury, as specified in the agreement.

        - PRIMARY INSURED TERM INSURANCE. This agreement provides additional term life insurance coverage on the primary Insured. Until the primary Insured reaches Age 75, you may exchange this agreement for a new

Contract or an increase in the Face Amount of your Contract without evidence of insurability. In addition, if you convert this agreement on or after its first anniversary, but no later than its fourth anniversary, we will contribute a conversion credit toward the Premium for the new Contract. We will not require evidence of insurability to exchange or convert the agreement. The addition of a term insurance agreement does not affect the withdrawal charge on your Contract. As a result, if you provide a portion of your life insurance coverage through a term insurance agreement instead of through increasing the Face Amount of your Contract, your withdrawal charge will be lower. Under some combinations of Face Amount and optional term insurance coverage, however, your cost of insurance charges may be higher.

        - LEVEL TERM INSURANCE. This agreement provides additional term life insurance coverage on the primary Insured or an additional Insured for a specified period of ten or 20 years. Coverage and benefits under this agreement terminate at the end of the specified period. Cost of insurance charges for this agreement are guaranteed to remain level for the duration of the agreement. You may exchange this agreement for a new Contract for the covered Insured without evidence of insurability during the first five years for a ten year agreement, and during the first ten years for a 20 year agreement. In addition, if you convert this agreement on or after its first anniversary, or before its fifth anniversary, we will contribute a conversion credit toward the premium for the new Contract. The addition of a level term insurance agreement does not affect the withdrawal charge on your Contract.

        - ADDITIONAL INSURED TERM INSURANCE. This agreement provides life insurance coverage on an additional Insured. We will pay the specified Death Benefit under the agreement to the named Beneficiary when we receive due proof that the additional Insured died while the agreement was in force. Until the additional Insured's 75th birthday, you may exchange the agreement for a new Contract on the additional Insured's life, subject to certain conditions as defined in the agreement. In addition, if you convert this agreement on or after its first anniversary, but no later than its fourth anniversary, we will contribute a conversion credit toward the Premium for the new Contract. We will not require evidence of insurability to exchange or convert the agreement.

                             CHARGES AND DEDUCTIONS

We assess charges and deductions against the Contract's Account Value and the Sub-Accounts. Additional deductions and expenses are paid out of the Portfolios' assets, as described in the prospectuses of the Portfolios.

PREMIUM EXPENSE CHARGE

We charge a Premium expense charge on each Premium paid. The current Premium expense charge is 5.5% of the total Premiums paid in each Contract Year up to 12 times the Lifetime Guaranteed Coverage Monthly Premium and 3.5% of any Premium in excess of that amount. Twelve times the Guaranteed Coverage Monthly Premium equals the guideline level Premium determined under Section 7702(c) of the Tax Code. We may change the Premium expense charge, but it will never exceed 5.5% of each Premium.

The Premium expense charge is intended to cover a portion of our state Premium tax expenses, certain federal tax liabilities resulting from the receipt of Premiums, and a portion of our distribution expenses. State Premium tax rates vary from 0% to 4.0%. The current North Carolina Premium tax is 1.9%. We do not vary the Premium expense charge to reflect the actual Premium tax rate in individual states, or the absence of Premium tax in certain states. Accordingly, the portion of this charge attributable to state Premium taxes may be more or less than the Premium taxes assessed in your state.

SEPARATE ACCOUNT EXPENSE CHARGE


On each Valuation Date, we will take a deduction from the Sub-Accounts to compensate Liberty Life for its expenses incurred in connection with this Contract. The Separate Account Expense Charge will be calculated at an annual rate equivalent to 0.60% of average daily net assets of each Sub-Account, as described in the Tables of Fees and Expenses beginning on page 5. The amount deducted will be determined on each Valuation Date and is reflected in the calculation of the Accumulation Unit Value.


The Separate Account Expense Charge is intended to cover all expenses under the Contract other than distribution expenses, and the cost of insurance charges and the other expenses covered by the Monthly Deduction and Premium expense charge, which are charged for separately and described below. Accordingly, the Separate Account Expense Charge is intended to compensate us for incurring the following expenses and assuming certain risks under the Contracts:

-       mortality and expense risk;
- certain federal taxes and other expenses associated with the receipt of Premiums, to the extent not covered by the Premium Expense Charge; and
- a portion of our administrative expenses, such as salaries, postage, telephone, office equipment and periodic reports.

The mortality risk assumed in relation to the Contract includes the risk that the cost of insurance charges specified in the Contract will be insufficient to meet claims and the risks under the Guaranteed Death Benefit. We also assume a risk that, on the Monthly Date preceding the death of an Insured, the Death Benefit will exceed the amount on which the cost of insurance charges were based. The expense risk assumed is that expenses incurred in issuing and administering the Contracts will exceed the administrative charges set in the Contract.

We currently are not maintaining a provision for taxes attributable to the operations of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Contracts). In the future, however, we may make such a charge if federal tax laws change so that there is a tax imposed on the Variable Account. Charges for other taxes, if any, attributable to the Variable Account or to this class of Contracts may also be made.

MONTHLY DEDUCTION

Each month on the Monthly Date we deduct the following charges proportionately from your interest in the Sub-Accounts and your Fixed Account balance. The Monthly Deduction will consist of: (1) a cost of insurance charge; (2) a Contract fee; and (3) any charges for optional benefit agreements.

COST OF INSURANCE CHARGE. The cost of insurance charge is intended to pay us for the cost of providing life insurance coverage for the Insured. We guarantee that this charge will not exceed the maximum cost of insurance charge determined on the basis of the rates shown in the mortality table guaranteed in the Contract. We deduct the Monthly Deduction proportionately from your interests in the Sub-Accounts and your Fixed Account balance.

The current monthly cost of insurance charge is equal to the current cost of insurance rate times the net amount at risk. The net amount at risk is (a) minus
(b) where:

(a) is the Death Benefit on the first day of the Contract month divided by the 1.0032737; and

(b) is the Account Value on that day before the deduction of the Monthly Deduction.

The net amount at risk approximates the portion of the Death Benefit that we would pay from our general assets if the Insured were to die before the next Monthly Date. Cost of insurance charges vary based on Age, sex, history of tobacco use of the Insured and rating classes available when you purchased your Contract. In general, the cost of insurance charge you pay will increase as the Insured ages. Your guaranteed cost of insurance rates are set forth in the mortality tables in your Contract. Additional rating classes were introduced on March 30, 2003. Current cost of insurance rates for some preferred classifications were reduced on March 30, 2003, which may result in lower cost of insurance rates for some Insureds in preferred classifications. These new rating classifications are only available for Contracts issued after March 30, 2003, or for Contract changes made after March 30, 2003, that require underwriting of Insureds in preferred rating classes. Rates under Contracts issued on or prior to that date remain the same. Because the net amount for which we are at risk under your Contract may vary monthly, your cost of insurance charge is likely to differ each month. If the Insured is still living and your Contract is in effect on the first Contract Anniversary after the Insured's 100th birthday, we will discontinue charging you a cost of insurance charge.

We determine the cost of insurance charge separately for the initial Face Amount and each subsequent increase. The current cost of insurance charge covers our anticipated mortality costs for standard and substandard risks. We determine the current cost of insurance rates based on our expectations as to our future mortality experience and other factors. We guarantee, however, that we will never charge you a cost of insurance charge higher than the amount determined using the maximum guaranteed cost of insurance rates shown in the Contract. We base our cost of insurance rates on the sex, issue Age, Contract Year, rating class, and history of tobacco use of the Insured. However, we issue unisex Contracts in Montana. Our cost of insurance rates are based on the 1980 Commissioners Standard Ordinary ("1980 CSO") Mortality Table based on the Insured's sex, Age last birthday, and history of tobacco use. Our cost of insurance rates for unisex Contracts will never exceed a maximum based on the 1980 CSO Mortality Table B assuming a blend of 80% male and 20% female lives.

CONTRACT FEE. We charge a Contract fee of $9.00 per month if your Contract's Face Amount is less than $100,000. We charge a Contract fee of $6.00 per month if your Contract's Face Amount is $100,000 or greater. The Contract fee is intended to compensate us for administrative expenses such as salaries, postage, telephone, office equipment and periodic reports.


CHARGES FOR OPTIONAL INSURANCE BENEFIT AGREEMENTS. We offer several optional insurance benefit agreements which may be added to the Contract. If one or more of these benefits is included on your Contract, the Monthly Deduction for the Contract will be increased to include the charge for the included benefits. Available benefits include primary insured term insurance, additional insured term insurance, level term insurance, waiver of specified monthly Premium, waiver of Monthly Deduction, children's protection benefit, and accidental death and dismemberment. The optional benefit agreement charges are intended to cover the cost of the additional coverage provided by the benefit. The optional benefit charges are set forth in the Table of Fees and Expenses beginning on page 5.


PORTFOLIO EXPENSES


You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Sub-Accounts to which you allocate your Account Value. The Variable Account purchases shares of the Portfolios at net asset value. Each Portfolio's net asset value reflects investment advisory fees and administrative expenses already deducted from the Portfolio's assets. For more information concerning the investment advisory fees and other charges assessed against the Portfolios, please refer to "Tables of Fees and Expenses-Annual Portfolio Operating Expenses" beginning on page 6. Additional details are provided in the prospectuses and the statements of additional information for the Portfolios, which are available upon request.


We may receive compensation from the investment advisers or administrators of the Portfolios. Such compensation will be consistent with the services we provide or the cost savings resulting from the arrangement and therefore may differ between Portfolios. Such compensation typically is a percentage of Variable Account assets invested in the relevant Portfolio and generally may range up to 0.25% annually of net assets. We may receive Rule (12b-1) fees directly from the Franklin Templeton Portfolios for providing certain services primarily intended to assist in the account servicing of the Portfolio's shares held by applicable Franklin Templeton Sub-Accounts.

TRANSACTION FEES

WITHDRAWAL CHARGE. If you surrender your Contract or decrease your Contract's Face Amount during the first ten Contract years, or within ten years following an increase in Face Amount, a withdrawal charge will apply. If you take a partial withdrawal, a withdrawal charge will apply only if there is a decrease in Face Amount. To determine the initial amount of the withdrawal charge, we multiply the initial Face Amount of your Contract by the applicable rate per $1,000 of Face Amount. The applicable rate depends on the Insured's issue Age, sex and underwriting class. Initial withdrawal charges are shown in your Contract and will never exceed $50.00 per $1,000 of Face Amount. For additional information concerning the rates applicable to you, please ask your sales representative. In addition, a table of the applicable rates is on file with the SEC as an exhibit to the registration statement for this product. The amount of the withdrawal charge decreases over time.

We calculate withdrawal charges separately for the initial Face Amount and for each increase in the Face Amount. If you increase the Face Amount, we calculate the additional withdrawal charge using the same procedure described above, except that we use the Insured's Age and underwriting class at the time of the increase, rather than at the time your Contract was issued. The withdrawal charge assessed on a partial withdrawal or a decrease in Face Amount is in proportion to the percentage decrease in Face Amount (I.E., the amount of the decrease divided by the Face Amount before the decrease). Since partial withdrawals do not reduce the Face Amount of a Contract with Death Benefit Option 2, the withdrawal charge does not apply to those withdrawals. For decreases in Face Amount, we will deduct the withdrawal charge proportionately from your Account Value in each Sub-Account and the Fixed Account.

The withdrawal charge is equal to the initial withdrawal charge multiplied by the appropriate percentage shown in the following table for the Contract Year in which the surrender or decrease in Face Amount occurs:

                      % OF                         % OF
                      INITIAL                      INITIAL
        CONTRACT      WITHDRAWAL      CONTRACT     WITHDRAWAL
        YEAR          CHARGE          YEAR         CHARGE
        1             100%            6            70%
        2             100%            7            60%
        3             100%            8            50%
        4              90%            9            40%
        5              80%            10           20%

If you have increased the Face Amount of your Contract, the appropriate percentage is determined separately for the withdrawal charge associated with the initial Face Amount and each increase.

The withdrawal charge is imposed to cover our actual premium and other state taxes and distribution expenses, which include representatives' sales commissions and other sales and distribution expenses. We expect to recover total premium and other state taxes and distribution expenses of the Contracts over the life of the Contracts. However, to the extent premium and other state taxes and distribution costs are not recovered by the withdrawal charge, we may make up any shortfall from the assets of our general account, which includes funds derived from the daily deductions charged to the Sub-Accounts and other fees and charges under the Contracts.

This provision may vary in some states. Please refer to your Contract.

MEDICAL WAIVER OF WITHDRAWAL CHARGE. After the first Contract Year, we will waive the withdrawal charge on all withdrawals under your Contract if on at least 45 days of any continuous 60 day period beginning after the first Contract Year, the Insured or his or her spouse has a qualifying medical stay, as defined in the Contract. To obtain this waiver, you must apply in writing within 180 days of your initial eligibility and meet the requirements for the waiver outlined in the Contract. Please refer to your Contract or call us for additional information about this provision. This provision may not be available in some states and terms may differ in some states.

PARTIAL WITHDRAWAL FEE. In addition to a withdrawal charge, we charge a withdrawal fee on any partial withdrawal after the first in any Contract Year. The partial withdrawal fee will equal the lesser of $25 or two percent of the amount of the partial withdrawal. The partial withdrawal fee does not apply to full surrenders. The partial withdrawal fee is intended to compensate us for our administrative costs in effecting a partial withdrawal.

TRANSFER FEE. The Contract permits us to charge a maximum transfer fee of $25 per transfer on each transfer after the first 12 transfers in any Contract Year, including transfers under our Dollar Cost Averaging and Asset Rebalancing Programs. We currently are waiving the transfer fee on all transfers. We may impose a limit on the number of free transfers, or change that number, at any time. If we limit the number of free transfers, we will notify you of any reduction in the number of free transfers in advance of the effective date of the change.

We will deduct the transfer fee from the Account Value remaining in the Sub-Account or the Fixed Account from which the transfer was made. If that amount is insufficient to pay the transfer fee, we will subtract it from the transferred amount.


To discourage frequent transfers of Account Value, we also may impose limits on the number of transfers in certain circumstances. For more information, see "Transfer Provisions--Limitations on Transfers" on page 27.


                   CONTRACT SURRENDER AND PARTIAL WITHDRAWALS

SURRENDER. While your Contract is in force, you may fully surrender your Contract. We will pay you the Surrender Value determined as of the day we receive your written request at our Service Center. We may require that you give us your Contract document before we pay you the Surrender Value. Before we pay a full surrender, you must provide us with tax withholding information.


The Surrender Value equals the Account Value, minus any applicable withdrawal charges as stated in your Contract, minus any Indebtedness. The Surrender Value will be calculated as of the end of the Valuation Period during which your surrender request was received. We generally will pay you the Surrender Value of the Contract within seven days of our receiving your complete request. The determination of the applicable withdrawal charge is described in "Transaction Fees - Withdrawal Charge" beginning on page 39.

You may receive the Surrender Value in a lump sum or under any of the proceeds options described in "Death Benefit and Optional Insurance Benefits - Proceeds Options" beginning on page 33.

The tax consequences of surrendering the Contract are discussed in "Federal Income Tax Considerations" beginning on page 46.


PARTIAL WITHDRAWALS. A partial withdrawal of a portion of your Surrender Value may be requested beginning in the second Contract Year. Your request must be in writing and will be effective on the date we receive it at our Service Center. You must provide us with tax withholding information before any payment is processed.

After the first Contract Year, you may take partial withdrawals as often as you choose. However, you may not withdraw less than $250 at any one time. In addition, we may refuse to allow any partial withdrawal that would leave less than $250 in a Sub-Account from which the withdrawal was taken unless the entire Sub-Account is withdrawn. If a partial withdrawal, plus any applicable withdrawal charges, would reduce the Account Value below $500, we may treat the request as a request to withdraw the total Account Value and terminate your Contract. We may waive or change these limits.


We will pay you the amount requested minus any applicable withdrawal charges or fees. This amount will be subtracted from your Account Value. The proceeds of a partial withdrawal will generally be paid within seven days of our receiving your complete request. The calculation of the withdrawal charge is described in "Transaction Fees - Withdrawal Charge" beginning on page 39.


The Face Amount after a partial withdrawal may not be less than $50,000. If you have previously increased the Face Amount of your Contract, your partial withdrawals will first reduce the Face Amount of the most recent increase, then the next most recent increases successively, then the original Face Amount of the Contract. We will notify you of any change in the Face Amount in the next quarterly or annual report that we mail to you.


The tax consequences of partial withdrawals are discussed in "Federal Income Tax Considerations" beginning on page 46.


        - EFFECT OF PARTIAL WITHDRAWAL ON DEATH BENEFIT. If your Death Benefit is Option 1, a partial withdrawal will reduce the Face Amount of your Contract as well as the Account Value by the amount of the withdrawal and any charges associated with it.

Under Option 2 Death Benefit, a partial withdrawal will typically result in a dollar for dollar reduction in Account Value as well as a reduction in the Death Benefit proceeds payable under the Contract. It will not, however, affect the Face Amount. Accordingly, we will not assess a withdrawal charge on partial withdrawals from a Contract with an Option 2 Death Benefit.

        - ALLOCATING PARTIAL WITHDRAWALS AMONG SUB-ACCOUNTS AND THE FIXED ACCOUNT. You may specify how much of your partial withdrawal you wish to be taken from each Sub-Account. The amount requested from a specific Sub-Account may not exceed the value of that option less any applicable withdrawal charge and fee. If you do not specify the option from which you wish to take your partial withdrawal, we will take it proportionately from the Sub-Accounts and the Fixed Account.

                                      LOANS

AVAILABILITY OF LOANS. While the Contract is in force, you may borrow money from us using the Contract as the only security for your loan. Loans have priority over the claims of any assignee or any other person. You may borrow up to 90% of the Surrender Value of your Contract as of the end of the Valuation Period in which we receive your loan request. Any outstanding Indebtedness will count against that limit. A loan against your Contract's Surrender Value may be taken at any time.

LIMITATIONS. The minimum loan amount is $250. In addition, if you have named an irrevocable Beneficiary, you must also obtain written consent from that individual or entity before we make a Contract loan to you.

INTEREST. The interest rate on all Contract loans is the loan interest rate shown in your Contract. Interest on Contract loans accrues daily and is due on each Contract Anniversary. If you do not pay the interest when due, the unpaid interest will become part of the Contract loan and will accrue interest at the same rate.

When we make a Contract loan to you, we will transfer to the Loan Account a portion of the Account Value equal to the loan amount. We will take the transfers proportionately from the Fixed Account and Sub-Accounts, unless you instruct us otherwise in writing. You may not transfer more than a pro-rata share from the Fixed Account.

We will credit interest to the portion of the Loan Account attributable to preferred loans at the loan interest rate shown in your Contract. We will treat as a preferred loan the portion of your loan equal in amount to (a) your Account Value, minus (b) your total payments, minus (c) your current preferred loan balance, minus (d) any interest that has accrued on your Indebtedness since the previous Contract Anniversary, plus (e) all prior partial withdrawals in excess of earnings. We will credit interest to the remainder of the Loan Account at the minimum guaranteed interest rate shown in your Contract. The interest charges on the loan may be 2% higher than the interest we credit on the loaned amount. On each Contract Anniversary, we will also transfer to the Loan Account an amount of Account Value equal to the amount by which the Indebtedness exceeds the value of the Loan Account.

EFFECT OF LOANS. A Contract loan, whether or not repaid, will have a permanent effect on your Account Value because the investment results of each Sub-Account and the interest paid on the Fixed Account will apply only to the amounts remaining in those accounts. The longer a loan is outstanding, the greater the effect is likely to be. The effect could be favorable or unfavorable. If the Sub-Accounts and/or Fixed Account earn more than the annual interest rate for amounts held in the Loan Account, your Account Value will not increase as rapidly as it would if you had not taken a Contract loan. If the Sub-Accounts and/or Fixed Account earn less than that rate, then your Account Value will be greater than it would have been if you had not taken a Contract loan. Also, if you do not repay a Contract loan, your Indebtedness will be subtracted from the Death Benefit and Surrender Value otherwise payable.


Generally, coverage guarantees provided under the Contracts will be suspended or terminate while there are outstanding Contract loans. See "Purchasing a Contract
- Guaranteed Coverage Monthly Premium" on page 21. In some states, the terms under which coverage guarantees are affected by Contract loans may differ. Please refer to your Contract or contact your representative for additional information.


If you have an outstanding Contract loan, decreases in your Account Value, including decreases due to negative investment results in the Sub-Accounts you have chosen, could cause your Contract to enter the Grace Period and lapse. If you have an outstanding Contract loan and do not pay loan interest when due, unpaid interest will be added to your Contract loan and will bear interest at the same rate. If your investment gains are insufficient, your outstanding Contract loan could exceed your Surrender Value, resulting in your Contract entering the Grace Period.


If your Contract lapses while a Contract loan is outstanding and your contract is not a MEC, you may owe taxes or suffer other adverse tax consequences. Please refer to "Federal Income Tax Considerations - Contracts Which Are Not MECs" on page 50. Please consult with your tax adviser for additional information.

You may realize taxable income when you take a Contract loan. In some instances, a Contract is treated as a MEC for federal tax purposes. In that situation, Contract loans are treated as withdrawals for tax purposes, and the amount of the loan may be treated as taxable income to you. In addition, you may also incur an additional ten percent penalty tax. You should also be aware that interest on Contract loans is generally not deductible. Please refer to "Federal Income Tax Considerations - Contracts Which Are MECs" on page 49. Accordingly, before you take a Contract loan, you should consult your tax adviser and carefully consider the potential impact of a Contract loan on your rights and benefits under the Contract.


LOAN PROCEDURES. The loan amount available will be calculated as of the end of the Valuation Period during which your loan request is received. We generally will pay you the loan amount within seven days of our receiving your complete request.

In addition, you may repay all or any part of any Contract loan without penalty at any time while the Contract is still in effect and the Insured is living. If you have a Contract loan outstanding, we will treat any unscheduled Premium we receive from you as a loan repayment, unless you instruct us otherwise in writing. The payment will be processed as of the end of the Valuation Period during which it is received. We will deduct an amount equal to your loan repayment from the Loan Account and allocate your Net Premium among the Sub-Accounts and the Fixed Account on the same basis as Planned Premiums are allocated, unless you instruct us otherwise.

                             LAPSE AND REINSTATEMENT

LAPSE. Generally, your Contract will terminate and life insurance coverage will end when one of the following events occurs: (a) you surrender your Contract;
(b) the Grace Period ends; or (c) the Insured dies.

Your Contract will enter the Grace Period if on a Monthly Date the Surrender Value is insufficient to pay the Monthly Deduction and either: (a) no coverage guarantee is in effect; or (b) at least one of the coverage guarantees is in effect, but you have outstanding Indebtedness under your Contract. At the end of this Grace Period, your Contract will lapse and coverage ends.


If the Insured dies during the Grace Period, we will pay the Death Benefit in accordance with your instructions. We will reduce the proceeds, however, by an amount equal to the Monthly Deductions due and unpaid. See "Death Benefit" beginning on page 30.


LAPSE OPTIONS. If your Contract enters the Grace Period, you will be given 61 days in which to pay an amount sufficient to keep the Contract in force. On the date the Grace Period begins, we will send you and any assignee a notice telling you that you must pay at least the amount shown in the notice by the end of the Grace Period to prevent your Contract from terminating. You may pay an amount larger than that indicated in the notice if you wish. If you do not pay us the amount indicated by the date shown in the notice, your Contract will terminate at the end of the Grace Period.

REINSTATEMENT. If your Contract lapses during the life of the Insured, you may apply for reinstatement of the Contract by paying us the reinstatement Premium. You must apply for reinstatement within five years from the end of the Grace Period while the Insured is living. A notice will be sent when the Contract lapses indicating the amount needed to reinstate the Contract. The reinstatement Premium is an amount sufficient (1) to pay all unpaid Monthly Deductions for the Grace Period and (2) to keep your Contract in force for three months. If you choose, you may pay a larger amount. If Indebtedness was outstanding at the time of the lapse, you must either repay or reinstate the loan before we will reinstate your Contract. In addition, you must provide evidence of insurability satisfactory to us. The Account Value on the reinstatement date will reflect the Account Value at the time of termination of the Contract plus the Premium paid at the time of reinstatement. All Contract charges will continue to be based on your original Contract Date.

                           GENERAL CONTRACT PROVISIONS

OWNERSHIP RIGHTS. During the Insured's lifetime, the rights and privileges stated in the Contract may be exercised only by the Owner.

The Owner ("you") is named in the application on the Contract Date, and may be changed from time to time. Unless otherwise provided, the ownership rights of an individual who dies before the Insured will belong to the surviving joint owner, or if no joint owner, to the executors or administrators of that individual's estate. The ownership rights of a corporation, partnership or fiduciary will belong to its successors or assigns.


Only an officer of Liberty Life can modify, alter or waive Contract provisions, and only by a written instrument.


BENEFICIARY. You name the original Beneficiary(ies) and Contingent Beneficiary(ies) in the application for the Contract. You may change the Beneficiary or Contingent Beneficiary at any time while the Insured is alive, except irrevocable Beneficiaries and irrevocable Contingent Beneficiaries may not be changed without their consent.

You must request a change of Beneficiary in writing. We will provide a form to be signed and filed with us. A request for a change in Beneficiary or Contingent Beneficiary will take effect as of the date you signed the form after we acknowledge receipt in writing. Until we acknowledge receipt of change instructions, we are entitled to rely on your most recent instructions in our files. Accordingly, we are not liable for making a payment to the person shown in our files as the Beneficiary or treating that person in any other respect as the Beneficiary, even if instructions that we subsequently receive from you seek to change your Beneficiaries effective as of a date before we made the payment or took the action in question.

If you name more than one Beneficiary, we will divide the Death Benefit among your Beneficiaries according to your most recent written instructions. If you have not given us written instructions, we will pay the Death Benefit in equal shares to the Beneficiaries. If one of the Beneficiaries dies before you, we will divide the Death Benefit among the surviving Beneficiaries. If no Beneficiary is living, the Contingent Beneficiary will be the Beneficiary. The interest of any revocable Beneficiary is subject to the interest of any assignee. If no Beneficiary or Contingent Beneficiary is living, the Beneficiary will be you or your estate.

ASSIGNMENT. While the Insured is alive, you may assign the Contract as collateral security. You must notify us in writing if you assign the Contract. Until we receive notice from you, we are not liable for any action we may take or payments we may make that may be contrary to the terms of your assignment. We are not responsible for the validity of an assignment. Your rights and the rights of the Beneficiary may be affected by an assignment. An assignment may result in income tax and a ten percent penalty tax. You should consult your tax adviser before assigning your Contract.

PERIODIC REPORTS. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract.

In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the 1933 Act, as amended, and the 1940 Act, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.


                            DISTRIBUTION OF CONTRACTS

LIBERTY LIFE DISTRIBUTORS LLC. Liberty Life Distributors LLC ("LLD"), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLD is located at 100 Liberty Way, Dover, New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLD enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Generally, representatives will receive a commission of not more than 30% of the Premiums received in the first year on Premiums up to the commissionable Premium, plus not more than 4% of any additional Premiums in the first Contract Year. Commissions on Premiums paid in subsequent years are lower.
Representatives also will generally receive a commission on a Face Amount increase. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

Additional information about distribution of the Contracts is provided in the Statement of Additional Information (the "SAI") in the section titled "Underwriters." See the back cover of this prospectus for details about the SAI.


                        FEDERAL INCOME TAX CONSIDERATIONS

NOTE: THE FOLLOWING DISCUSSION IS BASED UPON OUR UNDERSTANDING OF CURRENT FEDERAL INCOME TAX LAW APPLICABLE TO LIFE INSURANCE CONTRACTS IN GENERAL. WE CANNOT PREDICT THE PROBABILITY THAT ANY CHANGES IN THOSE LAWS WILL BE MADE. ALSO, WE DO NOT GUARANTEE THE TAX STATUS OF THE CONTRACTS. YOU BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE TREATED AS "LIFE INSURANCE CONTRACTS" UNDER FEDERAL INCOME TAX LAWS.

IN ADDITION, THIS DISCUSSION DOES NOT INCLUDE A DETAILED DESCRIPTION OF THE FEDERAL INCOME TAX CONSEQUENCES OF THE PURCHASE OF THESE CONTRACTS OR ANY DISCUSSION OF SPECIAL TAX RULES THAT MAY APPLY TO CERTAIN PURCHASE SITUATIONS. WE ALSO HAVE NOT TRIED TO CONSIDER ANY OTHER POSSIBLY APPLICABLE TAX LAWS, FOR EXAMPLE, THE STATE TAX CONSEQUENCES OF

THE CONTRACTS. YOU SHOULD SEEK TAX ADVICE CONCERNING THE EFFECT ON YOUR PERSONAL TAX LIABILITY OF THE TRANSACTIONS PERMITTED UNDER THE CONTRACT, AS WELL AS ANY OTHER QUESTIONS YOU MAY HAVE CONCERNING THE TAX STATUS OF THE CONTRACT OR THE POSSIBILITY OF CHANGES IN THE TAX LAW.

TAXATION OF LIBERTY LIFE AND THE VARIABLE ACCOUNT. Liberty Life is taxed as a life insurance company under Part I of Subchapter L of the Tax Code. The operations of the Variable Account are taxed as part of the operations of Liberty Life. Investment income and realized capital gains are not taxed to the extent that they are applied under the Contracts.

Accordingly, we do not anticipate that Liberty Life will incur any federal income tax liability attributable to the operation of the Variable Account (as opposed to the federal tax related to the receipt of Premiums under the Contracts). Therefore, we are not making any charge or provision for federal income taxes. However, if the tax treatment of the Variable Account is changed, we may charge the Variable Account for its share of the resulting federal income tax.

In several states we may incur state and local taxes on the operations of the Variable Account. We currently are not making any charge or provision for them against the Variable Account. We do, however, use part of the withdrawal charge to offset these taxes. If these taxes should be increased, we may make a charge or provision for them against the Sub-Accounts. If we do so, the results of the Sub-Accounts will be reduced.

TAX STATUS OF THE CONTRACT. The Contract is structured to satisfy the definition of a life insurance contract under the Tax Code. As a result, the Death Benefit ordinarily will be fully excluded from the gross income of the Beneficiary. The Death Benefit will be included in your gross estate for federal estate tax purposes if the proceeds are payable to your estate. The Death Benefit will also be included in your estate if the Beneficiary is not your estate but you retained incidents of ownership in the Contract. Examples of incidents of ownership include the right to change Beneficiaries, to assign the Contract or revoke an assignment, and to pledge the Contract or obtain a Contract loan. If you own and are the Insured under a Contract and if you transfer all incidents of ownership in the Contract more than three years before your death, the Death Benefit will not be included in your gross estate. State and local estate and inheritance tax consequences may also apply.

In addition, certain transfers of the Contract or Death Benefit, either during life or at death, to individuals (or trusts for the benefit of individuals) two or more generations below that of the transferor may be subject to the federal generation-skipping transfer tax.

In the absence of final regulations or other pertinent interpretations of the Tax Code, some uncertainty exists as to whether a substandard risk Contract will meet the statutory definition of a life insurance contract. If a Contract were deemed not to be a life insurance contract for tax purposes, it would not provide most of the tax advantages usually provided by a life insurance contract. We reserve the right to amend the Contracts to comply with any future changes in the Tax Code, any regulations or rulings under the Tax Code and any other requirements imposed by the Internal Revenue Service ("IRS").

In addition, you may use the Contract in various arrangements, including non-qualified deferred compensation or salary continuance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances of each individual arrangement. Therefore, if you are contemplating the use of a Contract in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a qualified tax adviser regarding the tax treatment of the proposed arrangement.


DIVERSIFICATION REQUIREMENTS. Section 817(h) of the Tax Code requires that the underlying assets of a variable life insurance contracts be adequately diversified. Regulations issued by the United States Treasury Department (the "Treasury Department") provide that a variable life insurance contract will not be treated as a life insurance contract for federal income tax purposes for any period and any subsequent period for which the investments are not adequately diversified. If the Contract were disqualified for this reason, you would lose the tax deferral advantages of the Contract and would be subject to current federal income taxes on all earnings allocable to the Contract.

The Treasury Department regulations provide that variable life insurance contracts such as the Contract meet the diversification requirements if, as of the close of each calendar quarter, or within 30 days after such last day the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. Government securities and securities of other regulated investment companies. For purposes of determining whether or not the diversification standards of Section 817(h) of the Tax Code have been met, each United States government agency or instrumentality is treated as a separate issuer.

The Treasury Department regulations further provide an alternative to the provision described above. Under this alternative, an investment account will be deemed adequately diversified if: (1) no more than 55% of the value of the total assets of the account is represented by any one investment; (2) no more than 70% of the value of the total assets of the account is represented by any two investments; (3) no more than 80% of the value of the total assets of the account is represented by any three investments; and (4) no more than 90% of the value of the total assets of the account is represented by any four investments.

These diversification standards are applied to each Sub-Account of the Variable Account by looking to the investments of the Portfolio underlying the Sub-Account. One of our criteria in selecting the Portfolios is that their investment managers intend to manage them in compliance with these diversification requirements.

OWNER CONTROL. In certain circumstances, variable life insurance Contract Owners will be considered the owners, for tax purposes, of separate account assets underlying their contracts. In those circumstances, the Contract Owners will be subject to current taxation on the income and gains from the separate account assets.

When the diversification regulations were issued, the Treasury Department announced that in the future, it would provide guidance on the extent to which variable Contract Owners could direct their investments among Sub-Accounts without being treated as owners of the underlying assets of the Variable Account. In Revenue Ruling 2003-91, the IRS described the circumstances under which Contract Owners will not possess sufficient control over the assets underlying their Contracts to be treated as the owner of those assets for federal income tax purposes. Under the contracts in Rev. Rul. 2003-91, there was no arrangement, plan, contract or agreement between the policy owner and the insurance company regarding the availability of a particular investment option and other than the policy owner's right to allocate premiums and transfer funds among the available investment options, all investment decisions concerning the investment options were made by the insurance company or an advisor in its sole and absolute discretion.

We do not believe that your rights under the Contract will result in you being treated as the owner of the assets of any Sub-Account of the Variable Account under Rev. Rul. 2003-91. However, we do not know whether additional guidance will be provided by the IRS on this issue and what standards may be contained in such guidance. We therefore reserve the right to modify the Contract as necessary to attempt to prevent you from being considered the owner for tax purposes of the underlying assets.


THE REMAINDER OF THIS DISCUSSION ASSUMES THAT THE CONTRACT WILL BE TREATED AS A LIFE INSURANCE CONTRACT FOR FEDERAL TAX PURPOSES.

INCOME TAX TREATMENT OF LIFE INSURANCE DEATH BENEFIT PROCEEDS. In general, the amount of the Death Benefit payable under a Contract is excludable from gross income under the Tax Code. Certain transfers of the Contract, however, may result in a portion of the Death Benefit being taxable.

If the Death Benefit is not received in a lump sum and is, instead, applied under one of the proceeds options, payments generally will be prorated between amounts attributable to the Death Benefit, which will be excludable from the Beneficiary's income, and amounts attributable to interest (accruing after the Insured's death), which will be includable in the Beneficiary's income.

ACCELERATED DEATH BENEFIT. In general, the tax treatment of an Accelerated Death Benefit is the same as the tax treatment of Death Benefits, as described above. However, where an Accelerated Death Benefit is based on the Insured's being "chronically ill", the Tax Code limits the amount of the Accelerated Death Benefit that will qualify for exclusion from federal income taxation. In some circumstances, an Accelerated Death Benefit under the Contract may exceed these limits, and the excess amount therefore may be taxable. Accordingly, if you are considering requesting an Accelerated Death Benefit, you should first consult a qualified tax adviser.

TAX DEFERRAL DURING ACCUMULATION PERIOD. Under existing provisions of the Tax Code, except as described below, any increase in your Account Value is generally not taxable to you unless you receive or are deemed to receive amounts from the Contract before the Insured dies. If you surrender your Contract, the Cash Value (less any Contract fee paid upon surrender) will be includable in your income to the extent the amount received exceeds the "investment in the Contract". The "investment in the Contract" generally is the total Premiums and other consideration paid for the Contract, less the aggregate amount received under the Contract previously to the extent such amounts received were excludable from gross income. Whether partial withdrawals (or other amounts deemed to be distributed) from the Contract constitute income depends, in part, upon whether the Contract is considered a MEC for federal income tax purposes.

CONTRACTS WHICH ARE MECs

CHARACTERIZATION OF A CONTRACT AS A MEC. In general, this Contract will not constitute a MEC, unless: (1) it was received in exchange for another life insurance contract which was a MEC; (2) excess Premiums are paid into the Contract, causing it to fail the "7-pay" test under Section 7702A of the Tax Code; or (3) there is a decrease in the Face Amount or an Agreement is removed, such that the Contract no longer complies with the "7-pay" test under Section 7702A of the Tax Code. Other "material" changes to your Contract may also cause it to be treated as a MEC.

TAX TREATMENT OF WITHDRAWALS, LOANS, ASSIGNMENTS AND PLEDGES UNDER MECs. If your Contract is a MEC, withdrawals from your Contract will be treated first as withdrawals of income and then as a recovery of your investment in the Contract. Thus, you may realize taxable income upon a withdrawal if the Account Value exceeds the investment in the Contract. You may also realize taxable income when you take a Contract loan, because any loan (including unpaid loan interest) under the Contract will be treated as a withdrawal for tax purposes. In addition, if you assign or pledge any portion of the value of your Contract (or agree to assign or pledge any portion), the assigned or pledged portion of your Account Value will be treated as a withdrawal for tax purposes. Before assigning, pledging, or requesting a loan under a Contract that is a MEC, you should consult a qualified tax adviser.


PENALTY TAX. Generally, withdrawals (or the amount of any deemed withdrawals) from a MEC are subject to a penalty tax equal to ten percent of the portion of the withdrawal that is includable in income, unless the withdrawals are made:
(1) after you reach Age 59 1/2; (2) because you have become disabled (as defined in the Tax Code); or (3) as substantially equal periodic payments over your life or life expectancy (or the joint lives or life expectancies of you and your beneficiary, as defined in the Tax Code).


AGGREGATION OF CONTRACTS. All life insurance contracts which are MECs and which are purchased by the same person from us or any of our affiliates within the same calendar year will be aggregated and treated as one Contract for purposes of determining the amount of a withdrawal (including a deemed withdrawal) that is includable in taxable income.

CONTRACTS WHICH ARE NOT MECs

TAX TREATMENT OF WITHDRAWALS GENERALLY. If your Contract is not a MEC, the amount of any withdrawal from the Contract will be treated first as a non-taxable recovery of Premiums and then as income from the Contract. Thus, only the portion of a withdrawal that exceeds the investment in the Contract immediately before the withdrawal will be includable in taxable income.

CERTAIN DISTRIBUTIONS REQUIRED BY THE TAX LAW IN THE FIRST 15 CONTRACT YEARS. Where cash distributions are required under the Tax Code in connection with a reduction in benefits during the first 15 years after the Contract is issued (or if withdrawals are made in anticipation of a reduction in benefits, within the meaning of the Tax Code, during this period), some or all of such amounts may be includable in taxable income.

TAX TREATMENT OF LOANS. If your Contract is not a MEC, a loan received under the Contract generally will be treated as indebtedness for tax purposes, rather than a withdrawal of Account Value. As a result, you will not realize taxable income on any part of the loan as long as the Contract remains in force. If you surrender your Contract or your Contract lapses, however, any outstanding loan balance will be treated as an amount received by you as part of the Surrender Value. Accordingly, you may be subject to taxation on the loan amount at that time. Moreover, if any portion of your Contract loan is a preferred loan, a portion of your Contract loan may be includable in your taxable income. Generally, you may not deduct interest paid on loans under the Contract, even if you use the loan proceeds in your trade or business.

ACTIONS TO ENSURE COMPLIANCE WITH THE TAX LAW. We believe that the maximum amount of your Premiums we intend to permit for the Contracts will comply with the Tax Code definition of a life insurance contract. We will monitor the amount of your Premiums, and, if your total Premiums during a Contract Year exceed those permitted by the Tax Code, we will refund the excess Premiums within 60 days of the end of the Contract Year and will pay interest and other earnings (which will be includable in taxable income) as required by law on the amount refunded. We reserve the right to increase the Death Benefit (which may result in larger charges under a Contract) or to take any other action deemed necessary to ensure the compliance of the Contract with the federal tax definition of a life insurance contract.

FEDERAL INCOME TAX WITHHOLDING. We will withhold and remit to the federal government a part of the taxable portion of withdrawals made under a Contract, unless the Owner notifies us in writing at or before the time of the withdrawal that he or she chooses not to have withholding. As a Contract Owner, you will be responsible for the payment of any taxes and early distribution penalties that may be due on the amounts received under the Contract, whether or not you choose withholding. You may also be required to pay penalties under the estimated tax rules, if your withholding and estimated tax payments are insufficient to satisfy your total tax liability.

TAX ADVICE. This summary is not a complete discussion of the tax treatment of the Contract. You should seek tax advice from an attorney who specializes in tax issues.

                                LEGAL PROCEEDINGS

There are no pending legal proceedings affecting the Variable Account or Liberty Life Distributors LLC, the principal distributor of the Contracts. Liberty Life is engaged in routine lawsuits which, in our management's judgment, are not of material importance to its total assets or material with respect to the Variable Account.

                                  LEGAL MATTERS

All matters of Massachusetts law pertaining to the Contract, including the validity of the Contract and our right to issue the Contract under Massachusetts law, have been passed upon by William J. O'Connell, Esq., Assistant General Counsel and Assistant Secretary of Liberty Life. The law firm of Jorden Burt LLP, 1025 Thomas Jefferson Street NW, Suite 400 East, Washington, DC 20007-5208, serves as special counsel to Liberty Life with respect to federal securities laws.

                              FINANCIAL STATEMENTS


The financial statements of the Variable Account as of December 31, 2004 and for each of the periods in the two years then ended, the financial statements of Liberty Life as of December 31, 2004 and December 31, 2003, and for each of the three years in the period ended December 31, 2004, and the related financial statement schedule of Liberty Life and the accompanying Independent Auditors' Reports appear in the SAI..

                    GLOSSARY OF TERMS USED IN THE PROSPECTUS

Please refer to this list for the meaning of the following terms:

ACCOUNT VALUE-The sum of the values of your interests in the Sub-Accounts, the Fixed Account and the Loan Account.

ACCUMULATION UNIT-An accounting unit of measurement which we use to calculate the value of a Sub-Account.

AGE-An Insured's age at his or her last birthday.


ASSET ALLOCATION MODELS-Models developed by Standard & Poor's Investment Advisory Services LLC as a suggestion on how to allocate Account Value among the Sub-Accounts under the Contract.


ASSET REBALANCING-Our program under which we periodically readjust the percentage of your Account Value allocated to each Sub-Account to maintain a pre-set level.

BENEFICIARY(IES)-The person(s) named by you to receive the Death Benefit under the Contract.

CASH VALUE-The Account Value less any applicable withdrawal charges.

CONTRACT ANNIVERSARY-The same day and month as the Contract Date for each subsequent year the Contract remains in force.

CONTRACT DATE-The effective date of insurance coverage under your Contract. It is used to determine Contract Anniversaries, Contract Years and the Monthly Date.

CONTRACT OWNER- The person(s) having the privileges of ownership defined in the Contract. The Contract Owner(s) may or may not be the same person(s) as the Insured(s). If your Contract is issued pursuant to a tax-qualified retirement plan, your ownership privileges may be modified by the plan.

CONTRACT YEAR-Each twelve-month period beginning on the Contract Date and each Contract Anniversary.

DEATH BENEFIT-The amount payable to the Beneficiary under the Contract upon the death of the Insured, before payment of any unpaid Indebtedness.

DELIVERY DATE-If you pay your initial Premium upon receipt of your Contract, the date on which your Contract is personally delivered to you; otherwise, five days after we mail your Contract for delivery to you.

DOLLAR COST AVERAGING-Our program under which we periodically transfer a fixed dollar amount to the Sub-Accounts of your choice, until the source you designate is exhausted or you instruct us to stop.

FACE AMOUNT-The amount designated as such on the Contract information page or as subsequently changed in accordance with the terms of the Contract. It is used to determine the amount of Death Benefit.

FIXED ACCOUNT-The portion of the Account Value allocated to our general account.

GUIDELINE LEVEL PREMIUM- The level annual premium amount, payable over a period not ending before the insured person attains age 95, computed using an interest rate and mortality and other charges as prescribed pursuant to section 7702 (c) of the Tax Code.

GRACE PERIOD- A 61-day period during which the Contract will remain in force so as to permit you to pay a sufficient amount to keep the Contract from lapsing.

INDEBTEDNESS-The sum of all unpaid Contract loans and accrued loan interest.

INSURED-A person whose life is Insured under the Contract.

LOAN ACCOUNT-An account established for amounts transferred from the Sub-Accounts or the Fixed Account as security for outstanding Indebtedness.

MONTHLY DATE-The same day in each month as the Contract Date. The day of the month on which the Monthly Deduction is taken from your Account Value.

MONTHLY DEDUCTION-The amount deducted from the Account Value on each Monthly Date for the cost of insurance charge, the Contract fee, and the cost of any optional benefit agreement.

NET INVESTMENT FACTOR- The factor we use to determine the change in value of an Accumulation Unit in any Valuation Period. We determine the Net Investment Factor separately for each Sub-Account.

NET PREMIUM- A Premium less any Premium Expense Charge.

PLANNED PREMIUM-The amount of Premium selected by you to be paid periodically as payment for the Contract.

PORTFOLIO(S)-The underlying mutual funds in which the Sub-Accounts invest. Each Portfolio is an investment company registered with the SEC or a separate investment series of a registered investment company.

PREMIUM-An amount paid to us as payment for the Contract by you or on your behalf.

SEC-The United States Securities and Exchange Commission.

SUB-ACCOUNT-A division of the Variable Account, which invests wholly in shares of one of the Portfolios.

SUB-ACCOUNT VALUE-The value of the assets held in a Sub-Account.

SURRENDER VALUE-The Cash Value less any unpaid Indebtedness.

TAX CODE-The Internal Revenue Code of 1986, as amended.

VALUATION DATE-Each day the New York Stock Exchange ("NYSE") is open for business and we are open. We currently are open for variable business on each day the NYSE is open, except for emergencies or other times permitted by the SEC.

VALUATION PERIOD-The period of time over which we determine the change in the value of the Sub-Accounts. Each Valuation Period begins at the close of normal trading on the NYSE, currently 4:00 p.m. Eastern time, on each Valuation Date and ends at the close of the NYSE on the next Valuation Date, or the next day we are open, if later.

VARIABLE ACCOUNT-LLAC Variable Account, which is a segregated investment account of Liberty Life.

WE, US, OURS, THE COMPANY- Liberty Life Assurance Company of Boston ("Liberty Life").

YOU, YOUR, YOURS- The Owner of the Contract.

To learn more about the Variable Account, Liberty Life, and the Contracts, you should read the SAI dated the same date as this prospectus. Please call our Service Center at 1-800-451-7065 extension 36203: (1) to request a copy of the SAI; (2) to receive personalized illustrations of Death Benefits, net cash Surrender Values, and Cash Values; and (3) to ask questions about the Contract or make other inquiries.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about the Variable Account and the Contract. Our reports and other information about the Variable Account and the Contract (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., or may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW, Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at (202) 942-8090.

Investment Company Act of 1940 Registration File No.  811-09075

                                FLEXIBLE PREMIUM
                        VARIABLE LIFE INSURANCE CONTRACT
                                    ISSUED BY
                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON
                             IN CONNECTION WITH ITS
                              LLAC VARIABLE ACCOUNT
                        175 BERKELEY STREET, P.O. BOX 140
                        BOSTON, MASSACHUSETTS 02117-0140
                                 SERVICE CENTER
                                 100 LIBERTY WAY
                           DOVER, NEW HAMPSHIRE 03820
                            1-800-451-7065 EXT. 36203


                       STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information ("SAI") is not a prospectus. It contains information in addition to the information in the prospectus, dated May 1, 2005, for Flexible Premium Variable Life Insurance Contracts (the "Contract" or "Contracts"), offered by Liberty Life Assurance Company of Boston ("Liberty Life", "the Company", "we", "us" ,"ours"). You should read this SAI together with the Contract's prospectus, which we may amend from time to time.


To obtain a copy of a prospectus for the Contract, please call us at 1-800-451-7065 Ext. 36203 or write to our Service Center at the address provided above.


THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS FOR THE CONTRACTS AND FOR THE PORTFOLIOS IN WHICH THE LLAC VARIABLE ACCOUNT INVESTS.


THE CONTRACTS AND THE INVESTMENTS IN THE PORTFOLIOS ARE NOT INSURED BY THE FDIC OR ANY OTHER FEDERAL GOVERNMENT AGENCY, NOT DEPOSITS OF, OR GUARANTEED OR ENDORSED BY ANY BANK OR ITS SUBSIDIARIES, AND INVOLVE INVESTMENT RISK, INCLUDING THE POSSIBLE LOSS OF VALUE.


             STATEMENT OF ADDITIONAL INFORMATION DATED: MAY 1, 2005
                    RELATING TO PROSPECTUS DATED: MAY 1, 2005

                               TABLE OF CONTENTS

                                                                                               PAGE
                                                                                               ----
The Company                                                                                     3
Liberty Life Assurance Company of Boston                                                        3
The Variable Account                                                                            3
LLAC Variable Account                                                                           3
Services                                                                                        3
Safekeeping of the Variable Account's Assets                                                    3
Payment Services                                                                                3
Additional Information about the Operation of the Contracts and the Variable Account            4
Periodic Reports                                                                                4
Notice and Elections                                                                            4
Modifications                                                                                   4
Limit on Right to Contest                                                                       4
Suicide                                                                                         4
Misstatement as to Age and Sex                                                                  4
Creditors' Claims                                                                               5
Dividends                                                                                       5
Underwriters                                                                                    5
Liberty Life Distributors LLC                                                                   5
Additional Information About Charges                                                            5
Special Provisions for Group or Sponsored Arrangements                                          5
Underwriting Procedures                                                                         6
Lapse and Reinstatement                                                                         6
Grace Period                                                                                    6
Performance Data                                                                                6
Performance Information                                                                         6
Illustrations                                                                                   7
Narrative Information                                                                           7
Experts.                                                                                        17
Financial Statements                                                                            17
LLAC Variable Account                                                                           17
Liberty Life Assurance Company of Boston                                                        17



Capitalized terms used in this SAI are defined where first used or in the Glossary beginning on page 40 of the Contract prospectus.

                                   THE COMPANY

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON. Liberty Life Assurance Company of Boston was incorporated on September 17, 1963 as a stock life insurance company. Its executive and administrative offices are located at 175 Berkeley Street, Boston, Massachusetts 02117.

Liberty Life writes individual life insurance, group life, disability insurance and individual and group annuity contracts. Some of these contracts are eligible for dividends and some are not. The variable life insurance contracts described in the prospectus are not eligible for dividends. Liberty Life is licensed to do business in all states, in the District of Columbia, and in Canada. We intend to market the Contracts everywhere in the United States where we conduct life insurance business.

Liberty Life is 90% owned by Liberty Mutual Insurance Company ("Liberty Mutual") and 10% owned by Liberty Mutual Fire Insurance Company ("LMFIC"), both of which are stock property and casualty insurance companies incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual and LMFIC are both wholly-owned subsidiaries of Liberty Mutual Group Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. Liberty Mutual Group Inc. is a wholly-owned subsidiary of LMHC Massachusetts Holdings Inc., a stock holding company incorporated under the laws of the Commonwealth of Massachusetts. LMHC Massachusetts Holdings Inc. is a wholly-owned subsidiary of Liberty Mutual Holding Company Inc., a Massachusetts mutual holding company.

Liberty Life is obligated to pay all amounts promised to Contract Owners under the Contracts. Pursuant to a guarantee agreement effective February 3, 1998, Liberty Mutual unconditionally guarantees to us on behalf of and for the benefit of Liberty Life and owners of life insurance contracts and annuity contracts issued by Liberty Life that Liberty Mutual will, on demand, make funds available to us for the timely payment of contractual obligations under any insurance policy or annuity contract issued by us. Liberty Mutual's commitment under the guarantee agreement supports our general account obligations, including our Fixed Account obligations under the Contracts and our obligation to pay death benefits in excess of the Account Values of the Contracts. While the guarantee agreement provides us with financial backing from Liberty Mutual, it does not create a direct contractual relationship between Liberty Mutual and you. Liberty Mutual may terminate this guarantee on notice to Liberty Life.


For additional information, please refer to the Contract prospectus, "Description of Liberty Life and the Variable Account," on page 10.


                              THE VARIABLE ACCOUNT

LLAC VARIABLE ACCOUNT. LLAC Variable Account ("the Variable Account") was originally established on July 10, 1998 as a segregated asset account of Liberty Life under the laws of the Commonwealth of Massachusetts. The Variable Account meets the definition of a "separate account" under the federal securities laws and is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940. The SEC does not supervise the management of the Variable Account or Liberty Life.

                                    SERVICES

SAFEKEEPING OF THE VARIABLE ACCOUNT'S ASSETS. Liberty Life holds the assets of the Variable Account. We keep those assets physically segregated and held separate and apart from our general account assets. We maintain records of all purchases and redemptions of shares of the Portfolios.

PAYMENT SERVICES. Liberty Mutual Insurance Company, the indirect parent company of Liberty Life, provides services with respect to the processing of certain payments received from life insurance policyholders, including Contract Owners. Liberty Life has determined that $2,000 per year was paid to Liberty Mutual in 2003 and 2002, and $1,000 was paid in 2004 for processing services attributable to the Contracts.

           ADDITIONAL INFORMATION ABOUT THE OPERATION OF THE CONTRACTS

PERIODIC REPORTS. We will maintain all records relating to the Variable Account and the Sub-Accounts. While your Contract is in force, we will send you a statement at least once each year showing information concerning your Contract transactions and the current status of your Contract. The statement will include the Account Value as of the end of the current and prior reporting period, the number, type and value of your interests in the Sub-Accounts to which you have allocated your Net Premiums, the current Death Benefit, Surrender Value, indebtedness, partial withdrawals, Premiums paid, and deductions made since the last statement. We will also include any information required by applicable laws and regulations. If you ask us, we will send you an additional statement at any time. We may charge up to $25 for this additional statement. We will tell you the current charge before we send you the statement.

In addition, we will send you such reports or prospectuses concerning the Variable Account or the Portfolios of the underlying Sub-Accounts as may be required by the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended. This information includes annual reports, semi-annual reports and supplements to current prospectuses. You will receive this information in printed form through the mail, unless you consent to available electronic forms of publication, which you can do at any time.

To the extent permitted by rules and regulations, we may provide one copy of each prospectus or report to persons who own more than one Contract.

We also will mail you confirmation notices or other appropriate notices of Contract transactions quarterly or more frequently within the time periods specified by law. Please give us prompt written notice of any address change. In addition, please review your periodic statements and notices carefully, as they contain important information relating to the status of your Contract. It is your obligation to report to us, at the address or phone number provided on your statement, any errors or discrepancies concerning the information provided on the statement or notice.

NOTICE AND ELECTIONS. To be effective, all notices and elections under the Contract must be in writing, signed by you, and received by us at our Service Center. Certain exceptions may apply. Unless otherwise provided in the Contract, all notices, requests and elections will be effective when received at our Service Center complete with all necessary information.

MODIFICATIONS. We reserve the right to modify the Contract without your express consent, in the circumstances described in this prospectus or as necessary to conform to applicable law or regulation or any ruling issued by a governmental agency. The provisions of the Contract will be construed so as to comply with the requirements of Section 7702 of the Tax Code.

LIMIT ON RIGHT TO CONTEST. In the absence of fraud, we may not contest the insurance coverage under the Contract after the Contract has been in force for two years after the Contract Date while the Insured is alive or for two years after any increase in the Face Amount. The two-year incontestability period may vary in certain states to comply with the requirements of state insurance laws and regulations.

In issuing a Contract, we rely on your application. Your statements in that application and any supplemental applications, in the absence of fraud, are considered representations and not warranties. In the absence of fraud, we will not use any statement made in connection with the Contract application to void the Contract or to deny a claim, unless that statement is a part of the application or an amendment thereto.

SUICIDE. If the Insured commits suicide while sane or kills him- or herself while insane within two years of the Contract Date, we are not required to pay the full Death Benefit that would otherwise be payable. Instead, we will pay you an amount equal to the Account Value less any Indebtedness, or the minimum amount required by the state in which your Contract was issued, and the Contract will end. Likewise, if the Insured dies by suicide while sane or kills him- or herself while insane within two years after the effective date of any increase in the Face Amount, the amount we will pay you with respect to that increase will be limited to the Monthly Deductions taken in connection with that increase.

MISSTATEMENT AS TO AGE AND SEX. If the age or sex of the Insured is incorrectly stated in the application, we will adjust any proceeds appropriately as specified in the Contract.

CREDITORS' CLAIMS. TO the extent permitted by law, no benefits payable under this Contract will be subject to the claims of your or the Beneficiary's creditors.

DIVIDENDS. We will not pay any dividend under the Contract.

                                  UNDERWRITERS

LIBERTY LIFE DISTRIBUTORS LLC. Liberty Life Distributors LLC ("LLD"), a wholly owned subsidiary of Liberty Life, serves as distributor of the Contracts. LLD is located at 100 Liberty Way, Dover New Hampshire 03820. It is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the National Association of Securities Dealers, Inc.

The Contracts are offered on a continuous basis and sold by registered representatives of broker-dealers or bank employees who are licensed insurance agents appointed by the Company, either individually or through an incorporated insurance agency. LLD enters into selling agreements with affiliated and unaffiliated broker-dealers and banks whose personnel participate in the offer and sale of the Contracts. In some states, Contracts may be sold by representatives or employees of banks that may be acting as broker-dealers without separate registration under the Securities Exchange Act of 1934, pursuant to legal and regulatory exceptions.

Generally, representatives will receive a commission of not more than 30% of the Premiums received in the first year on Premiums up to the commissionable Premium, plus not more than 4% of any additional Premiums in the first Contract Year. Commissions on Premiums paid in subsequent years are lower.
Representatives also will generally receive a commission on a Face Amount increase. In addition, we may pay or permit other promotional incentives in cash, or credit or other compensation. We also may pay override payments, expense reimbursement allowances, bonuses, broker-dealer fees, training allowances, and service fees.

The aggregate dollar amount of underwriting commissions paid to LLD for the years ended December 31, 2004, 2003 and 2002 were $429,116, $429,102 and
$545,176, respectively. None of the underwriting commissions were retained by LLD for each of these periods. No other fees were paid to LLD for distribution services.

The distribution agreement with LLD provides for indemnification of LLD by Liberty Life for liability to Owners arising out of services rendered or contracts issued.

                      ADDITIONAL INFORMATION ABOUT CHARGES

SPECIAL PROVISIONS FOR GROUP OR SPONSORED ARRANGEMENTS. Where permitted by state insurance laws, Contracts may be purchased under group or sponsored arrangements. We may reduce or waive the charges and deductions described above for Contracts issued under these arrangements. Among other things, we may waive withdrawal charges and deductions to employees, officers, directors, agents, and immediate family members of the foregoing. We will reduce these charges and deductions in accordance with our rules in effect when we approve the application for a Contract. To qualify for a reduction, a group or sponsored arrangement must satisfy our criteria as to, for example, the size of the group, the expected number of participants and anticipated Premiums from the group. Generally, the sales contacts and effort, administrative costs and mortality cost per Contract vary based on such factors as the size of the group or sponsored arrangements, the purposes for which Contracts are purchased and certain characteristics of the group's members. The amount of reduction and the criteria for qualification will reflect the reduced sales effort and administrative costs resulting from, and the different mortality experience expected as a result of, sales to qualifying groups and sponsored arrangements. From time to time, we may modify on a uniform basis both the amounts of reductions and the criteria for qualification. Reductions in these charges will not be unfairly discriminatory against any person, including the affected Contract Owners and all other owners of all other contracts funded by the Variable Account.

UNDERWRITING PROCEDURES. Before issuing a policy we will require evidence of insurability. This means that (1) you must complete an application and submit it to the Company, and (2) we may require that the Insured have a medical examination. Acceptance is subject to our underwriting rules and we reserve the right to reject an application for any reason. Applicants who meet guidelines on issue age and Premium limitations may be eligible for simplified underwriting without a medical examination.

Insurance charges will be determined on each policy anniversary based on our future expectations of such factors as mortality, expenses, interest, persistency and taxes. The insurance charge rate will not exceed those shown on the Contract's specifications pages, which are based on the 1980 Commissioners' Standard Ordinary Mortality Table ("1980 CSO"), male or female (unisex rates may be required in some situations), smoker or nonsmoker, age of the insured on their last birthday.

A special risk class is used when mortality experience in excess of the standard risk classes is expected. These substandard risks will be charged a higher cost of insurance rate that will not exceed rates based on a multiple of 1980 CSO, male or female (unisex rates may be required in some situations), smoker or nonsmoker and age of the insured on their last birthday.


For additional information on charges, please refer to the Contract prospectus, "Charges and Deductions" beginning on page 34.


                             LAPSE AND REINSTATEMENT

GRACE PERIOD. If you have any unpaid Indebtedness and your Surrender Value is insufficient to pay a Monthly Deduction when due, your Contract will enter the Grace Period and may terminate. During the Grace Period, you may surrender the Contract and transfer Account Value among Sub-Accounts. You are not permitted, however, to take a Contract loan, partial withdrawal, make changes to your Face Amount or to optional insurance benefits while your Contract is in the Grace Period.


For additional information, please refer to the Contract prospectus, "Lapse and Reinstatement" beginning on page 34.


                                PERFORMANCE DATA

PERFORMANCE INFORMATION. From time to time, we may include in our marketing materials and Contract Owner reports performance information for the Sub-Accounts of the Variable Account available under the Contract. Please remember that past performance is not an estimate or guarantee of future performance and does not necessarily represent the actual experience of amounts invested by a particular Contract Owner. Also, please note that performance figures shown do not reflect any applicable taxes.

The performance figures in these reports represent the total return for the Sub-Accounts for the periods indicated, and reflect all expenses of the underlying Portfolios, as well as the guaranteed maximum 0.60% Separate Account Expense Charge against amounts allocated to the underlying Portfolios. The rates of return do not reflect withdrawal charges, Monthly Deductions (including the cost of insurance charge), or premium taxes. These charges would reduce the average annual return reflected. Performance figures in these reports run from the date of inception of the underlying Portfolios, which\ may predate when the Variable Account was established on July 10, 1998, and when the Contract first was available for sale on November 11, 1999. The average annual returns shown in the reports are calculated as follows:

P*(1+T)^n = ERV

where:

P        =  a hypothetical initial payment of $1,000
T        =  average annual total return
n        =  number of years
ERV      =  ending redeemable value of a hypothetical $1,000 payment made at the beginning of the one, three, five, or ten -year period as of the end of the period or fractional portion thereof.


For additional information on Contract charges, please refer to the Contract prospectus, "Charges and Deductions" beginning on page 28.

                                  ILLUSTRATIONS



NARRATIVE INFORMATION. The following tables have been prepared to help show how values under Contracts change with investment experience. The tables illustrate how Account Values, Surrender Values, and Death Benefits under a Contract issued on an Insured of a given age would vary over time if the hypothetical gross investment rates of return on the Portfolios' assets were a uniform, gross, after tax, annual rate of 0%, 6%, and 12%. These gross rates of return do not reflect the deduction of charges and expenses of the Portfolios. If the hypothetical gross investment rate of return averages 0%, 6%, or 12%, but fluctuates over or under those averages throughout the years, the Account Values, Surrender Values and Death Benefits may be different.

The illustrations assume annual payment of Planned Premiums in the amount shown in the table, which equals twelve times the Lifetime Guaranteed Coverage monthly Premium. Payment of this level of Premium each month would guarantee Death Benefit coverage for the Insured's lifetime, regardless of investment performance, assuming no loans or withdrawals are taken.

The amounts shown for the Account Value, Surrender Value and Death Benefit as of each Contract Anniversary reflect the fact that the net investment return on the assets held in the Sub-Accounts is lower than the gross after-tax return on the Portfolios, as a result of expenses paid by the Portfolios and charges levied against the Sub-Accounts. The values shown reflect a daily charge to the Sub-Accounts of 0.60% of average daily net assets to compensate Liberty Life for its expenses incurred and for assuming mortality and expense risks under the Contracts. The illustrations also reflect the deduction of the Premium Expense charge from each Premium payment. The current Premium Expense Charge is 5.5% of each Premium up to twelve times the Lifetime Guaranteed Coverage monthly Premium and 3.5% of any Premium in excess of that amount. We guarantee that the Premium Expense Charge will not exceed 5.5% of each Premium.

In addition, the net investment returns also reflect the deduction of the Portfolio investment advisory fees and other Portfolio expenses at an annual effective rate of 0.86%, which is the arithmetic average of the actual and estimated fees and expenses for all of the Portfolios, without any expense reimbursements or fee waivers. If current expense reimbursements and fee waivers were included, the annual effective rate would also have been 0.86%. Liberty Life anticipates that expense reimbursement and fee waiver arrangements currently in effect will continue through the current year. If there should be an increase or decrease in the expense reimbursements and fee waivers of a Portfolio that has such arrangements, that change will be reflected in the net asset value of the corresponding Portfolio.

The tables also reflect applicable charges including monthly cost of insurance charges and a Contract fee of $9.00 per month for Contracts with Face Amounts of less than $100,000 and $6.00 per month for Contracts with higher Face Amounts. For each hypothetical gross investment rate of return, tables are provided reflecting current and guaranteed cost of insurance charges and Premium Expense Charges. After deduction of these amounts (other than the cost of insurance charges, Contract fees and Premium Expense Charges), hypothetical gross average investment rates of return of 0%, 6% and 12% correspond to approximate net annual investment rates of -0.86%, 5.14%, and 11.14%, respectively, on both a current and guaranteed basis. Cost of insurance rates vary by issue age (or attained age in the case of increases in Face Amount), sex, rating class and Contract Year and, therefore, cost of insurance charges are not reflected in the approximate net annual investment rate of return stated above.

The tables reflect the fact that no charges for federal, state or other income taxes are currently made against the Variable Account. If such a charge is made in the future, a higher gross rate of return than illustrated will be needed to produce the net after-tax returns shown in the tables.

The tables illustrate the Account Values, Surrender Values, and Death Benefits that would result based upon the hypothetical investment rates of return if all Premiums are paid as indicated, if all Net Premiums are allocated to the Variable Account, and if no Contract loans are taken. The tables also assume that you have not requested an increase or decrease in Face Amount and no partial withdrawals or transfers have been made.

The Contract offers two Death Benefit Options. Under Option 1, the Death Benefit will be the greater of the Face Amount or a percentage of the Account Value. Under Option 2, the Death Benefit will be the greater of the Face Amount plus the Account Value or a percentage of the Account Value. We subtract any outstanding Contract debt and due and unpaid charges before we pay a Death Benefit. The Death Benefit in the illustration is determined under Option 1.

Values are shown for Contracts which are issued to preferred non-tobacco class Insureds. Values for Contracts issued on a basis involving a higher mortality risk would result in lower Account Values, Surrender Values and Death Benefits than those illustrated. Females generally have a more favorable guaranteed cost of insurance rate structure than males.

In most states, the Contract includes three coverage guarantees: Minimum Guaranteed Coverage, Limited Guaranteed Coverage, and Lifetime Guaranteed Coverage. While any coverage guarantee is in effect, and you have no outstanding Indebtedness, your Contract will not lapse if the Surrender Value is insufficient to pay the Monthly Deduction. Provided sufficient Premium is paid, in most states Lifetime Guaranteed Coverage will be in effect until the later of the Insured's age 75 or 15 years after the Contract Date, and Minimum Guaranteed Coverage will be in effect for the first three Contract Years. In Maryland, Massachusetts, New Jersey, and Texas, Lifetime Guaranteed Coverage is not available and Limited Guaranteed Coverage ends after five Contract Years. If you do not pay sufficient Premium, one or more coverage guarantees will terminate. If Limited or Lifetime Guaranteed Coverage terminates for this reason, you will be given a fixed time of at least one year to pay sufficient additional Premium to restore the guarantee. Even if all of the coverage guarantees terminate, however, your Contract will not lapse provided that the Surrender Value is sufficient to pay the Monthly Deductions as they come due. Your Contract will state a monthly Premium amount for each coverage guarantee. For a guarantee to remain in effect your total Premiums (less any partial withdrawal) must at least equal the relevant monthly Premium amount, times the number of months since the Contract Date, minus the relevant monthly Premium amounts for the most recent three months. However, if Lifetime Guaranteed Coverage is in effect when the Insured reaches age 100, we will not require payment of additional Premium and the Death Benefit will equal the greater of the Face Amount or 101% of the Account Value.

If the Surrender Value in an illustration is zero, any Death Benefit shown is the Guaranteed Death Benefit. If a Contract loan is outstanding in this situation, the Contract may lapse in accordance with the Grace Period provisions. The Contract also might lapse in this situation if you previously had partial withdrawals and your total Premium payments, minus the amounts withdrawn, were insufficient to keep the Guaranteed Death Benefit in effect.

The insurance benefit agreements described in the prospectus are available to add optional insurance benefits to your Contract. The charges for insurance benefit agreements are deducted from your Account Value as part of the Monthly Deduction. The attached illustrations do not include any optional insurance benefits.


Upon request, Liberty Life will furnish a comparable illustration based on the proposed Insured's age, sex, underwriting classification, proposed Planned Premium, and any available agreements requested. Please contact your representative, call us at 1-800-451-7065 Ext. 36203 or write to our Service Center to request an illustration.


THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED NON-TOBACCO
                         $1090.44 ANNUAL PLANNED PREMIUM
                                  ISSUE AGE 30
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES - CURRENT COST OF INSURANCE


                  0% HYPOTHETICAL                       6% HYPOTHETICAL                         12% HYPOTHETICAL
              GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN
         ---------------------------------     ----------------------------------     -------------------------------------
         ACCOUNT      SURRENDER      DEATH     ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER        DEATH
YEAR       VALUE          VALUE    BENEFIT       VALUE          VALUE     BENEFIT         VALUE          VALUE      BENEFIT
----     -------      ---------    -------     -------      ---------     -------     ---------      ---------    ---------
   1         827             27    100,000         882             82     100,000           937            137      100,000
   2       1,641            841    100,000       1,803          1,003     100,000         1,973          1,173      100,000
   3       2,443          1,643    100,000       2,767          1,967     100,000         3,117          2,317      100,000
   4       3,236          2,516    100,000       3,775          3,055     100,000         4,384          3,664      100,000
   5       4,010          3,370    100,000       4,823          4,183     100,000         5,777          5,137      100,000
   6       4,775          4,215    100,000       5,919          5,359     100,000         7,319          6,759      100,000
   7       5,518          5,038    100,000       7,056          6,576     100,000         9,013          8,533      100,000
   8       6,242          5,842    100,000       8,235          7,835     100,000        10,876         10,476      100,000
   9       6,954          6,634    100,000       9,467          9,147     100,000        12,937         12,617      100,000
  10       7,646          7,486    100,000      10,746         10,586     100,000        15,206         15,046      100,000
  11       8,320          8,320    100,000      12,076         12,076     100,000        17,708         17,708      100,000
  12       8,966          8,966    100,000      13,448         13,448     100,000        20,459         20,459      100,000
  13       9,595          9,595    100,000      14,877         14,877     100,000        23,496         23,496      100,000
  14      10,206         10,206    100,000      16,364         16,364     100,000        26,850         26,850      100,000
  15      10,793         10,793    100,000      17,905         17,905     100,000        30,548         30,548      100,000
  16      11,353         11,353    100,000      19,501         19,501     100,000        34,629         34,629      100,000
  17      11,887         11,887    100,000      21,156         21,156     100,000        39,134         39,134      100,000
  18      12,406         12,406    100,000      22,882         22,882     100,000        44,119         44,119      100,000
  19      12,900         12,900    100,000      24,673         24,673     100,000        49,630         49,630      100,000
  20      13,360         13,360    100,000      26,527         26,527     100,000        55,715         55,715      106,417
  25      15,279         15,279    100,000      36,974         36,974     100,000        96,857         96,857      152,066
  30      16,240         16,240    100,000      49,619         49,619     100,000       163,869        163,869      219,585
  35      15,579         15,579    100,000      64,975         64,975     100,000       272,764        272,764      332,772
  40      12,166         12,166    100,000      84,197         84,197     100,000       448,928        448,928      520,756
  45       3,626          3,626    100,000     108,916        108,916     116,540       734,946        734,946      786,393
  50           0              0    100,000     139,787        139,787     146,776     1,203,202      1,203,202    1,263,362
  55           0              0    100,000     176,761        176,761     185,600     1,953,379      1,953,379    2,051,048
  60           0              0    100,000     219,999        219,999     230,999     3,137,318      3,137,318    3,294,184
  65           0              0    100,000     274,105        274,105     276,846     5,064,591      5,064,591    5,115,237
  70           0              0    100,000     343,025        343,025     346,455     8,241,049      8,241,049    8,323,460

   Assumptions:

   (1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

   (2) Assumes no Contract loans have been made.

   (3) Values reflect guaranteed cost of insurance charges and premium expense charges.

   (4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

   (5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

   (6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                    LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED NON-TOBACCO
                         $1090.44 ANNUAL PLANNED PREMIUM
                                  ISSUE AGE 30
                              $100,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES - GUARANTEED COST OF INSURANCE



                  0% HYPOTHETICAL                       6% HYPOTHETICAL                         12% HYPOTHETICAL
              GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN
         ---------------------------------     ----------------------------------     -------------------------------------
         ACCOUNT      SURRENDER      DEATH     ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER        DEATH
YEAR       VALUE          VALUE    BENEFIT       VALUE          VALUE     BENEFIT         VALUE          VALUE      BENEFIT
----     -------      ---------    -------     -------      ---------     -------     ---------      ---------    ---------
   1         827             27    100,000         882             82     100,000           937            137      100,000
   2       1,615            815    100,000       1,777            977     100,000         1,946          1,146      100,000
   3       2,389          1,589    100,000       2,709          1,909     100,000         3,057          2,257      100,000
   4       3,147          2,427    100,000       3,679          2,959     100,000         4,280          3,560      100,000
   5       3,888          3,248    100,000       4,687          4,047     100,000         5,626          4,986      100,000
   6       4,613          4,053    100,000       5,735          5,175     100,000         7,108          6,548      100,000
   7       5,320          4,840    100,000       6,823          6,343     100,000         8,740          8,260      100,000
   8       6,007          5,607    100,000       7,951          7,551     100,000        10,535         10,135      100,000
   9       6,673          6,353    100,000       9,120          8,800     100,000        12,509         12,189      100,000
  10       7,318          7,158    100,000      10,333         10,173     100,000        14,683         14,523      100,000
  11       7,940          7,940    100,000      11,587         11,587     100,000        17,075         17,075      100,000
  12       8,539          8,539    100,000      12,885         12,885     100,000        19,708         19,708      100,000
  13       9,113          9,113    100,000      14,229         14,229     100,000        22,609         22,609      100,000
  14       9,661          9,661    100,000      15,618         15,618     100,000        25,806         25,806      100,000
  15      10,182         10,182    100,000      17,055         17,055     100,000        29,332         29,332      100,000
  16      10,675         10,675    100,000      18,539         18,539     100,000        33,220         33,220      100,000
  17      11,137         11,137    100,000      20,073         20,073     100,000        37,511         37,511      100,000
  18      11,569         11,569    100,000      21,658         21,658     100,000        42,252         42,252      100,000
  19      11,968         11,968    100,000      23,295         23,295     100,000        47,491         47,491      100,000
  20      12,331         12,331    100,000      24,987         24,987     100,000        53,286         53,286      101,776
  25      13,461         13,461    100,000      34,239         34,239     100,000        92,299         92,299      144,909
  30      12,932         12,932    100,000      44,850         44,850     100,000       155,300        155,300      208,102
  35       9,619          9,619    100,000      56,997         56,997     100,000       256,823        256,823      313,325
  40       1,123          1,123    100,000      71,204         71,204     100,000       419,177        419,177      486,245
  45           0              0    100,000      89,427         89,427     100,000       680,426        680,426      728,056
  50           0              0    100,000     114,718        114,718     120,454     1,106,830      1,106,830    1,162,171
  55           0              0    100,000     144,469        144,469     151,693     1,777,942      1,777,942    1,866,839
  60           0              0    100,000     177,807        177,807     186,698     2,808,497      2,808,497    2,948,922
  65           0              0    100,000     219,690        219,690     221,887     4,474,924      4,474,924    4,519,674
  70           0              0    100,000     273,676        273,676     276,413     7,220,410      7,220,410    7,292,614

   Assumptions:

   (1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

   (2) Assumes no Contract loans have been made.

   (3) Values reflect guaranteed cost of insurance charges and premium expense charges.

   (4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

   (5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

   (6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED NON-TOBACCO
                            $5053.44 PLANNED PREMIUM
                                  ISSUE AGE 45
                              $250,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES - CURRENT COST OF INSURANCE


                  0% HYPOTHETICAL                       6% HYPOTHETICAL                         12% HYPOTHETICAL
              GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN
         ---------------------------------     ----------------------------------     -------------------------------------
         ACCOUNT      SURRENDER      DEATH     ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER        DEATH
YEAR       VALUE          VALUE    BENEFIT       VALUE          VALUE     BENEFIT         VALUE          VALUE      BENEFIT
----     -------      ---------    -------     -------      ---------     -------     ---------      ---------    ---------
   1       4,046            626    250,000       4,310            890     250,000         4,574          1,154      250,000
   2       7,995          4,575    250,000       8,775          5,355     250,000         9,588          6,168      250,000
   3      11,874          8,454    250,000      13,430         10,010     250,000        15,119         11,699      250,000
   4      15,657         12,579    250,000      18,257         15,179     250,000        21,193         18,115      250,000
   5      19,327         16,591    250,000      23,248         20,512     250,000        27,853         25,117      250,000
   6      22,911         20,517    250,000      28,434         26,040     250,000        35,189         32,795      250,000
   7      26,410         24,358    250,000      33,827         31,775     250,000        43,276         41,224      250,000
   8      29,808         28,098    250,000      39,422         37,712     250,000        52,183         50,473      250,000
   9      33,126         31,758    250,000      45,250         43,882     250,000        62,021         60,653      250,000
  10      36,347         35,663    250,000      51,305         50,621     250,000        72,879         72,195      250,000
  11      39,453         39,453    250,000      57,583         57,583     250,000        84,857         84,857      250,000
  12      42,428         42,428    250,000      64,082         64,082     250,000        98,073         98,073      250,000
  13      45,276         45,276    250,000      70,819         70,819     250,000       112,678        112,678      250,000
  14      47,982         47,982    250,000      77,797         77,797     250,000       128,830        128,830      250,000
  15      50,532         50,532    250,000      85,021         85,021     250,000       146,709        146,709      250,000
  16      52,928         52,928    250,000      92,511         92,511     250,000       166,535        166,535      250,000
  17      55,164         55,164    250,000     100,285        100,285     250,000       188,555        188,555      250,000
  18      57,233         57,233    250,000     108,359        108,359     250,000       212,993        212,993      268,372
  19      59,096         59,096    250,000     116,734        116,734     250,000       239,926        239,926      297,509
  20      60,749         60,749    250,000     125,436        125,436     250,000       269,602        269,602      328,914
  25      65,184         65,184    250,000     174,911        174,911     250,000       469,526        469,526      544,650
  30      60,140         60,140    250,000     239,149        239,149     255,889       794,433        794,433      850,043
  35      37,437         37,437    250,000     321,916        321,916     338,012     1,326,375      1,326,375    1,392,694
  40           0              0    250,000     421,666        421,666     442,749     2,180,487      2,180,487    2,289,512
  45           0              0    250,000     539,372        539,372     566,340     3,532,928      3,532,928    3,709,574
  50           0              0    250,000     686,309        686,309     693,172     5,735,921      5,735,921    5,793,280
  55           0              0    250,000     872,661        872,661     881,388     9,365,865      9,365,865    9,459,524


   Assumptions:

   (1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

   (2) Assumes no Contract loans have been made.

   (3) Values reflect guaranteed cost of insurance charges and premium expense charges.

   (4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

   (5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

   (6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE CONTRACT
                           MALE PREFERRED NON-TOBACCO
                            $5053.44 PLANNED PREMIUM
                                  ISSUE AGE 45
                              $250,000 FACE AMOUNT
                             DEATH BENEFIT OPTION 1

                       VALUES - GUARANTEED COST OF INSURANCE



                  0% HYPOTHETICAL                       6% HYPOTHETICAL                         12% HYPOTHETICAL
              GROSS INVESTMENT RETURN               GROSS INVESTMENT RETURN                  GROSS INVESTMENT RETURN
         ---------------------------------     ----------------------------------     -------------------------------------
         ACCOUNT      SURRENDER      DEATH     ACCOUNT      SURRENDER       DEATH       ACCOUNT      SURRENDER        DEATH
YEAR       VALUE          VALUE    BENEFIT       VALUE          VALUE     BENEFIT         VALUE          VALUE      BENEFIT
----     -------      ---------    -------     -------      ---------     -------     ---------      ---------    ---------
   1       4,046            626    250,000       4,310            890     250,000         4,574          1,154      250,000
   2       7,731          4,311    250,000       8,502          5,082     250,000         9,308          5,888      250,000
   3      11,304          7,884    250,000      12,828          9,408     250,000        14,484         11,064      250,000
   4      14,765         11,687    250,000      17,290         14,212     250,000        20,146         17,068      250,000
   5      18,108         15,372    250,000      21,889         19,153     250,000        26,343         23,607      250,000
   6      21,324         18,930    250,000      26,623         24,229     250,000        33,126         30,732      250,000
   7      24,405         22,353    250,000      31,491         29,439     250,000        40,554         38,502      250,000
   8      27,339         25,629    250,000      36,489         34,779     250,000        48,692         46,982      250,000
   9      30,114         28,746    250,000      41,611         40,243     250,000        57,609         56,241      250,000
  10      32,721         32,037    250,000      46,859         46,175     250,000        67,394         66,710      250,000
  11      35,146         35,146    250,000      52,228         52,228     250,000        78,143         78,143      250,000
  12      37,377         37,377    250,000      57,718         57,718     250,000        89,970         89,970      250,000
  13      39,411         39,411    250,000      63,338         63,338     250,000       103,013        103,013      250,000
  14      41,234         41,234    250,000      69,087         69,087     250,000       117,423        117,423      250,000
  15      42,823         42,823    250,000      74,960         74,960     250,000       133,375        133,375      250,000
  16      44,154         44,154    250,000      80,956         80,956     250,000       151,072        151,072      250,000
  17      45,206         45,206    250,000      87,074         87,074     250,000       170,759        170,759      250,000
  18      45,937         45,937    250,000      93,305         93,305     250,000       192,718        192,718      250,000
  19      46,308         46,308    250,000      99,644         99,644     250,000       217,171        217,171      269,292
  20      46,279         46,279    250,000     106,092        106,092     250,000       244,068        244,068      297,763
  25      38,558         38,558    250,000     140,381        140,381     250,000       423,785        423,785      491,590
  30       9,333          9,333    250,000     179,931        179,931     250,000       712,978        712,978      762,887
  35           0              0    250,000     233,899        233,899     250,000     1,184,672      1,184,672    1,243,906
  40           0              0    250,000     309,990        309,990     325,489     1,927,558      1,927,558    2,023,936
  45           0              0    250,000     396,235        396,235     416,047     3,069,074      3,069,074    3,222,528
  50           0              0    250,000     504,000        504,000     509,040     4,914,577      4,914,577    4,963,723
  55           0              0    250,000     641,955        641,955     648,374     7,954,286      7,954,286    8,033,828

   Assumptions:

   (1) Assumes the Planned Premium shown is paid at the beginning of each Contract Year.

   (2) Assumes no Contract loans have been made.

   (3) Values reflect guaranteed cost of insurance charges and premium expense charges.

   (4) Net investment returns are calculated as the hypothetical gross investment return less all charges and deductions.

   (5) The Death Benefit reflects current Tax Code requirements based on the guideline premium/cash value corridor test.

   (6) Where the Surrender Value is zero, the Death Benefit is the guaranteed Death Benefit. If past Premiums paid are insufficient to keep the guaranteed Death Benefit in effect or Indebtedness is outstanding, a zero Surrender Value would indicate Contract lapse in the absence of additional Premium payment. If you take a partial withdrawal, the amount of the withdrawal is added to the minimum total Premium payments necessary to keep the guaranteed Death Benefit in effect.

THE HYPOTHETICAL INVESTMENT RATES OF RETURN SHOWN ABOVE ARE ILLUSTRATIVE ONLY AND SHOULD NOT BE DEEMED A REPRESENTATION OF PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN AND WILL DEPEND ON A NUMBER OF FACTORS, INCLUDING THE INVESTMENT ALLOCATIONS MADE BY AN OWNER AND ACTUAL EXPENSES. THE DEATH BENEFIT, ACCOUNT VALUE AND SURRENDER VALUE FOR A CONTRACT WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF RETURN AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS BUT ALSO FLUCTUATED ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL CONTRACT YEARS. NO REPRESENTATIONS CAN BE MADE BY LIBERTY LIFE ASSURANCE COMPANY OF BOSTON THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                     EXPERTS

The consolidated financial statements of Liberty Life Assurance Company of Boston at December 31, 2004 and 2003, and for each of the three years in the period ended December 31, 2004, and the financial statements of LLAC Variable Account at December 31, 2004 and for each of the periods indicated therein, appearing in the prospectus and registration statement have been audited by Ernst & Young LLP, Goodwin Square, 225 Asylum St., Hartford, CT 06103, independent registered public accounting firm, as set forth in their reports thereon appearing elsewhere herein, and are included in reliance upon such reports given on the authority of such firm as experts in accounting and auditing.

Actuarial matters included in the prospectus, this SAI and the registration statement of which they are parts, including the hypothetical Contract illustrations, have been examined by Christopher R. Poirier, FSA, MAAA, Associate Actuary of the Company, and are included in reliance upon his opinion as to their reasonableness.

                              FINANCIAL STATEMENTS

AUDITED FINANCIAL STATEMENTS

LLAC Variable Account
Year ended December 31, 2004

                              LLAC Variable Account

                          Audited Financial Statements

                          Year ended December 31, 2004

                                    CONTENTS

Report of Independent Registered Public Accounting Firm                        1

Audited Financial Statements

Statement of Assets and Liabilities                                            2
Statements of Operations                                                       3
Statements of Changes in Net Assets                                           10
Notes to Financial Statements                                                 17

             Report of Independent Registered Public Accounting Firm

To the Board of Directors of Liberty Life Assurance Company of Boston and Contract Owners of LLAC Variable Account

We have audited the accompanying statement of assets and liabilities of LLAC Variable Account (the Account - comprising, respectively, the AIM V.I. New Technology Fund, AIM V.I. Capital Appreciation Fund, AIM V.I. Government Securities Fund, AIM V.I. International Equity Fund, Dreyfus Stock Index Fund, Dreyfus Variable Investment Fund - Capital Appreciation Portfolio, Dreyfus Investment Portfolio - Emerging Leaders Fund, Dreyfus Investment Portfolio - Technology Growth Fund, Dreyfus Socially Responsible Growth Fund, Franklin Growth and Income Securities Fund, Franklin Large Cap Growth Securities Fund, Franklin Money Market Fund, Franklin Strategic Income Securities Fund, Templeton Growth Securities Fund, Colonial Small Cap Value Fund - Variable Series, Columbia High Yield Securities Fund - Variable Series, Colonial Strategic Income Fund - Variable Series, Liberty Growth and Income Fund - Variable Series, Liberty All-Star Equity Fund - Variable Series, Liberty Asset Allocation Fund - Variable Series, Liberty Money Market Fund, MFS VIT Capital Opportunities Series, MFS VIT Emerging Growth Series, MFS VIT Research Series, MFS VIT Utilities Series, MFS VIT Investors Trust Series, MFS VIT High Income Series, SteinRoe Growth Stock Fund - Variable Series) as of December 31, 2004, and the related statements of operations and changes in net assets for each of the periods indicated therein. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Account's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Account's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective sub-accounts constituting LLAC Variable Account at December 31, 2004, and the results of their operations and the changes in their net assets for each of the periods indicated in conformity with U.S. generally accepted accounting principles.

March 10, 2005

                              LLAC Variable Account

                       Statement of Assets and Liabilities

                                December 31, 2004

ASSETS

                                                                                                        MARKET
                                                                           SHARES         COST           VALUE
                                                                         -------------------------------------------
Investments:
     AIM V.I. New Technology Fund                                                125   $     1,383   $         1,546
     AIM V.I. Capital Appreciation Fund                                       44,763       884,158         1,015,661
     AIM V.I. Government Securities Fund                                      22,761       276,830           274,617
     AIM V.I. International Equity Fund                                       17,557       242,546           347,103
     Dreyfus Stock Index Fund                                                 75,703     1,987,118         2,338,458
     Dreyfus Variable Investment Fund - Capital Appreciation Portfolio        28,986       966,419         1,030,760
     Dreyfus Investment Portfolio - Emerging Leaders Fund                     37,746       719,285           870,425
     Dreyfus Investment Portfolio - Technology Growth Fund                    22,206       165,496           193,634
     Dreyfus Socially Responsible Growth Fund                                  2,855        74,508            71,856
     Franklin Growth and Income Securities Fund                               55,035       719,441           849,182
     Franklin Large Cap Growth Securities Fund                               107,767     1,395,126         1,605,723
     Franklin Money Market Fund                                              851,428       851,427           851,427
     Franklin Strategic Income Securities Fund                                32,697       364,966           417,862
     Templeton Growth Securities Fund                                         76,717       818,255           984,284
     Colonial Small Cap Value Fund, Variable Series                           51,314       638,366           869,364
     Columbia High Yield Securities Fund, Variable Series                     22,902       217,627           218,719
     Colonial Strategic Income Fund, Variable Series                          51,528       509,452           513,220
     Liberty Growth and Income Fund, Variable Series                          83,291     1,178,610         1,317,667
     Liberty Asset Allocation Fund, Variable Series                           11,897       160,860           176,432
     Liberty Money Market Fund                                               256,320       256,319           256,319
     MFS VIT Capital Opportunities Series                                     16,267       186,184           220,741
     MFS VIT Emerging Growth Series                                           17,938       276,387           314,265
     MFS VIT Research Series                                                   9,109       153,735           139,363
     MFS VIT Utilities Series                                                 10,681       145,577           218,434
     MFS VIT Investors Trust Series                                           30,309       476,207           548,025
     MFS VIT High Income Series                                               49,209       461,811           510,298
     SteinRoe Growth Stock Fund, Variable Series                              24,111       598,200           573,127

     Total assets                                                                                    $    16,728,512
                                                                                                     ---------------

LIABILITIES                                                                                                        -
                                                                                                     ---------------

       Net Assets                                                                                    $    16,728,512
                                                                                                     ===============

NET ASSETS
       Variable life contracts                                                                       $    16,728,512
                                                                                                     ===============

                             Statement of Operations

                      For the Year ended December 31, 2004

                                                                         AIM V.I.
                                                       AIM V.I. NEW      CAPITAL           AIM V.I.          AIM V.I.
                                                        TECHNOLOGY     APPRECIATION      GOVERNMENT        INTERNATIONAL
                                                           FUND            FUND        SECURITIES FUND      EQUITY FUND
                                                       ------------    ------------    ---------------    ---------------
                                                           2004            2004             2004               2004
                                                       ------------    ------------    ---------------    ---------------
Investment Income:
   Dividends                                           $          -    $          -    $        10,945    $         2,193
                                                       ------------    ------------    ---------------    ---------------
Total investment income                                           -               -             10,945              2,193

Expenses:
   Mortality and expense risks and
   administrative charges                                       164          98,253             26,760             26,559
                                                       ------------    ------------    ---------------    ---------------
Net investment income (loss)                                   (164)        (98,253)           (15,815)           (24,366)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                            132          (8,652)             6,102             14,042
                                                       ------------    ------------    ---------------    ---------------
Total net realized gains (losses) on investments                132          (8,652)             6,102             14,042

Unrealized appreciation (depreciation)
   during the period                                            (47)         77,406             (9,673)            56,551
                                                       ------------    ------------    ---------------    ---------------

Net increase (decrease) in net assets
   from operations                                     $        (79)   $    (29,499)   $       (19,386)   $        46,227
                                                       ============    ============    ===============    ===============

see accompanying notes

                                                                         DREYFUS           DREYFUS             DREYFUS
                                                                         VARIABLE         INVESTMENT         INVESTMENT
                                                     DREYFUS STOCK      INVESTMENT        PORTFOLIO -        PORTFOLIO -
                                                      INDEX FUND      FUND - CAPITAL       EMERGING          TECHNOLOGY
                                                     -------------    --------------    ---------------    ---------------
                                                         2004              2004               2004               2004
                                                     -------------    --------------    ---------------    ---------------
Investment Income:
   Dividends                                         $      38,786    $       16,515    $        70,284    $             -
                                                     -------------    --------------    ---------------    ---------------
Total investment income                                     38,786            16,515             70,284                  -

Expenses:
   Mortality and expense risks and
   administrative charges                                  196,095            92,832             89,522             18,320
                                                     -------------    --------------    ---------------    ---------------
Net investment income (loss)                              (157,309)          (76,317)           (19,238)           (18,320)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                        (8,967)             (888)            16,249             (1,273)
                                                     -------------    --------------    ---------------    ---------------
Total net realized gains (losses) on investments            (8,967)             (888)            16,249             (1,273)

Unrealized appreciation (depreciation)
   during the period                                       194,829            29,476             20,610              6,000
                                                     -------------    --------------    ---------------    ---------------

Net increase (decrease) in net assets
   from operations                                   $      28,553     $     (47,729)   $        17,621    $       (13,593)
                                                     =============    ==============    ===============    ===============

see accompanying notes

                                                         DREYFUS
                                                        SOCIALLY        FRANKLIN GROWTH    FRANKLIN LARGE
                                                       RESPONSIBLE        AND INCOME         CAP GROWTH       FRANKLIN MONEY
                                                       GROWTH FUND      SECURITIES FUND    SECURITIES FUND      MARKET FUND
                                                     ---------------    ---------------    ---------------    ---------------
                                                          2004               2004               2004               2004
                                                     ---------------    ---------------    ---------------    ---------------
Investment Income:
   Dividends                                         $           278    $        19,833    $         6,216    $         3,051
                                                     ---------------    ---------------    ---------------    ---------------
Total investment income                                          278             19,833              6,216              3,051

Expenses:
   Mortality and expense risks and
   administrative charges                                      4,278             71,714            153,755             51,689
                                                     ---------------    ---------------    ---------------    ---------------
Net investment income (loss)                                  (4,000)           (51,881)          (147,539)           (48,638)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                          (3,541)            25,063              4,452                  -
                                                     ---------------    ---------------    ---------------    ---------------
Total net realized gains (losses) on investments              (3,541)            25,063              4,452                  -

Unrealized appreciation (depreciation)
   during the period                                           7,631             30,784             97,908                  -
                                                     ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets
   from operations                                   $            90    $         3,966    $       (45,179)   $       (48,638)
                                                     ===============    ===============    ===============    ===============

see accompanying notes

                                                        FRANKLIN                           COLONIAL SMALL       COLUMBIA HIGH
                                                        STRATEGIC          TEMPLETON          CAP VALUE        YIELD SECURITIES
                                                         INCOME             GROWTH         FUND, VARIABLE       FUND, VARIABLE
                                                     SECURITIES FUND    SECURITIES FUND        SERIES              SERIES
                                                     ---------------    ---------------    ---------------    ------------------
                                                          2004               2004               2004                 2004
                                                     ---------------    ---------------    ---------------    ------------------
Investment Income:
   Dividends                                         $         9,957    $         6,738    $        25,491    $           11,936
                                                     ---------------    ---------------    ---------------    ------------------
Total investment income                                        9,957              6,738             25,491                11,936

Expenses:
   Mortality and expense risks and
   administrative charges                                     17,999             88,830             78,658                11,160
                                                     ---------------    ---------------    ---------------    ------------------
Net investment income (loss)                                  (8,042)           (82,092)           (53,167)                  776

Net realized gains (losses) on investments
    Net realized gains (losses) on sale
    of portfolio shares                                        6,168             15,057             40,859                (4,999)
                                                     ---------------    ---------------    ---------------    ------------------
Total net realized gains (losses) on investments               6,168             15,057             40,859                (4,999)

Unrealized appreciation (depreciation)
   during the period                                          15,148             98,765             97,896                 8,538
                                                     ---------------    ---------------    ---------------    ------------------

Net increase (decrease) in net assets
   from operations                                   $        13,274    $        31,730    $        85,588    $            4,315
                                                     ===============    ===============    ===============    ==================

see accompanying notes

                                                        COLONIAL       LIBERTY GROWTH                         LIBERTY ASSET
                                                        STRATEGIC        AND INCOME       LIBERTY ALL-STAR     ALLOCATION
                                                       INCOME FUND,     FUND,VARIABLE       EQUITY FUND,     FUND VARIABLE,
                                                     VARIABLE SERIES       SERIES         VARIABLE SERIES        SERIES
                                                     ---------------   ---------------    ----------------   ---------------
                                                          2004              2004               2004               2004
                                                     ---------------   ---------------    ----------------   ---------------
Investment Income:
   Dividends                                         $        39,791   $        22,720    $              -   $         4,107
                                                     ---------------   ---------------    ----------------   ---------------
Total investment income                                       39,791            22,720                   -             4,107

Expenses:
   Mortality and expense risks and
   administrative charges                                     21,209            89,140               2,332             7,440
                                                     ---------------   ---------------    ----------------   ---------------
Net investment income (loss)                                  18,582           (66,420)             (2,332)           (3,333)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                           2,362           (16,029)             15,299              (161)
                                                     ---------------   ---------------    ----------------   ---------------
Total net realized gains (losses) on investments               2,362           (16,029)             15,299              (161)

Unrealized appreciation (depreciation)
   during the period                                             486           142,755             (10,928)           13,146
                                                     ---------------   ---------------    ----------------   ---------------

Net increase (decrease) in net assets
   from operations                                   $        21,430   $        60,306    $          2,039   $         9,652
                                                     ===============   ===============    ================   ===============

see accompanying notes

                                                                            MFS VIT
                                                                            CAPITAL           MFS VIT
                                                      LIBERTY MONEY      OPPORTUNITIES        EMERGING           MFS VIT
                                                       MARKET FUND          SERIES          GROWTH SERIES     RESEARCH SERIES
                                                     ---------------    ---------------    ---------------    ---------------
                                                          2004               2004               2004               2004
                                                     ---------------    ---------------    ---------------    ---------------
Investment Income:
   Dividends                                         $         2,311    $         1,176    $             -    $         1,343
                                                     ---------------    ---------------    ---------------    ---------------
Total investment income                                        2,311              1,176                  -              1,343

Expenses:
   Mortality and expense risks and
   administrative charges                                     23,146             28,941             28,027              4,401
                                                     ---------------    ---------------    ---------------    ---------------
Net investment income (loss)                                 (20,835)           (27,765)           (28,027)            (3,058)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                               -             13,534             (8,186)            (6,592)
                                                     ---------------    ---------------    ---------------    ---------------
Total net realized gains (losses) on investments                   -             13,534             (8,186)            (6,592)

Unrealized appreciation (depreciation)
   during the period                                               -             11,116             46,394             24,841
                                                     ---------------    ---------------    ---------------    ---------------

Net increase (decrease) in net assets
   from operations                                   $       (20,835)   $        (3,115)   $        10,181    $        15,191
                                                     ===============    ===============    ===============    ===============

see accompanying notes

                                                                                                                STEIN ROE
                                                                           MFS VIT                             GROWTH STOCK
                                                         MFS VIT        INVESTORS TRUST     MFS VIT HIGH      FUND, VARIABLE
                                                     UTILITIES SERIES        SERIES         INCOME SERIES        SERIES
                                                     ----------------   ---------------    ---------------    ---------------
                                                          2004               2004               2004               2004
                                                     ----------------   ---------------    ---------------    ---------------
Investment Income:
   Dividends                                         $          2,910   $         4,269    $        17,801    $           867
                                                     ----------------   ---------------    ---------------    ---------------
Total investment income                                         2,910             4,269             17,801                867

Expenses:
   Mortality and expense risks and
   administrative charges                                      10,529            40,237             39,376             49,527
                                                     ----------------   ---------------    ---------------    ---------------
Net investment income (loss)                                   (7,619)          (35,968)           (21,575)           (48,660)

Net realized gains (losses) on investments
    Net realized gains (losses) on sale of
    portfolio shares                                            9,815            40,141              2,135            (59,085)
                                                     ----------------   ---------------    ---------------    ---------------
Total net realized gains (losses) on investments                9,815            40,141              2,135            (59,085)

Unrealized appreciation (depreciation)
   during the period                                           38,944            13,306             18,338             48,914
                                                     ----------------   ---------------    ---------------    ---------------

Net increase (decrease) in net assets
   from operations                                   $         41,140   $        17,479    $        (1,102)   $       (58,831)
                                                     ================   ===============    ===============    ===============

see accompanying notes

                              LLAC Variable Account

                       Statement of Changes in Net Assets

                        For the years ended December 31,

                                                          AIM V.I. NEW TECHNOLOGY FUND       AIM V.I. CAPITAL APPRECIATION FUND
                                                       -----------------------------------   -----------------------------------
                                                           2004                2003                2004                2003
                                                       -----------------------------------   -----------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $           (164)  $           (213)  $        (98,253)  $        (93,015)
     Realized gains (losses)                                        132                270             (8,652)           (42,739)
     Change in unrealized appreciation
       (depreciation) during the period                             (47)               227             77,406            216,790
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from operations                                         (79)               284            (29,499)            81,035

Contract transactions:
  Purchase payments from contract owners                            794                951            348,876            303,504
  Contract terminations and payouts                                (274)              (223)           (44,808)           (54,824)
  Transfers between accounts                                          7               (125)           (34,042)            (6,580)
 Contract Loans                                                       -                  -            (17,940)           (20,488)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                      2               (135)           (31,837)               (71)
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                              529                468            220,249            221,541
                                                       -----------------------------------   -----------------------------------
Total increase (decrease) in net assets                             450                752            190,750            302,576

Net assets at beginning of period                                 1,096                343            824,911            522,335
                                                       -----------------------------------   -----------------------------------

NET ASSETS AT END OF PERIOD                            $          1,546   $          1,096   $      1,015,661   $        824,911
                                                       ===================================   ===================================

                                                       AIM V.I. GOVERNMENT SECURITIES FUND    AIM V.I. INTERNATIONAL EQUITY FUND
                                                       -----------------------------------   -----------------------------------
                                                           2004                2003                2004                2003
                                                       -----------------------------------   -----------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (15,815)  $        (25,956)  $        (24,366)  $        (52,969)
     Realized gains (losses)                                      6,102              4,087             14,042            (62,861)
     Change in unrealized appreciation
       (depreciation) during the period                          (9,673)           (11,781)            56,551            152,905
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from operations                                     (19,386)           (33,650)            46,227             37,075

Contract transactions:
  Purchase payments from contract owners                         67,572            113,362             62,393            168,121
  Contract terminations and payouts                             (13,596)           (48,850)           (20,484)           (38,924)
  Transfers between accounts                                   (278,758)            61,111            (19,202)          (298,724)
 Contract Loans                                                  (4,914)            (3,138)            (5,873)           (15,038)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                (19,040)             1,955            (19,845)               384
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                         (248,736)           124,440             (3,011)          (184,181)
                                                       -----------------------------------   -----------------------------------
Total increase (decrease) in net assets                        (268,122)            90,790             43,216           (147,106)

Net assets at beginning of period                               542,739            451,949            303,887            450,993
                                                       -----------------------------------   -----------------------------------

NET ASSETS AT END OF PERIOD                            $        274,617   $        542,739   $        347,103   $        303,887
                                                       ===================================   ===================================

see accompanying notes

                                                                                              DREYFUS VARIABLE INVESTMENT FUND -
                                                             DREYFUS STOCK INDEX FUND          CAPITAL APPRECIATION PORTFOLIO
                                                       -----------------------------------   -----------------------------------
                                                           2004                2003                2004                2003
                                                       -----------------------------------   -----------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $       (157,309)  $       (159,803)  $        (76,317)  $        (65,089)
     Realized gains (losses)                                     (8,967)           (73,621)              (888)            (8,076)
     Change in unrealized appreciation
       (depreciation) during the period                         194,829            442,681             29,476             91,398
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      28,553            209,257            (47,729)            18,233

Contract transactions:
  Purchase payments from contract owners                        633,591            559,690            384,566            250,173
  Contract terminations and payouts                             (89,080)          (149,670)           (37,351)           (43,805)
  Transfers between accounts                                    (20,220)            12,000            162,370             20,238
 Contract Loans                                                 (36,808)           (45,850)           (14,765)           (12,431)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                (47,195)               867                665                612
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          440,288            377,037            495,485            214,788
                                                       -----------------------------------   -----------------------------------
Total increase (decrease) in net assets                         468,841            586,294            447,756            233,021

Net assets at beginning of period                             1,869,617          1,283,323            583,004            349,983
                                                       -----------------------------------   -----------------------------------

NET ASSETS AT END OF PERIOD                            $      2,338,458   $      1,869,617   $      1,030,760   $        583,004
                                                       ===================================   ===================================

                                                          DREYFUS INVESTMENT PORTFOLIO -        DREYFUS INVESTMENT PORTFOLIO -
                                                             EMERGING LEADERS FUND                 TECHNOLOGY GROWTH FUND
                                                       -----------------------------------   -----------------------------------
                                                           2004                2003                2004                2003
                                                       -----------------------------------   -----------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (19,238)  $        (77,276)  $        (18,320)  $        (16,034)
     Realized gains (losses)                                     16,249              7,280             (1,273)            (2,866)
     Change in unrealized appreciation
       (depreciation) during the period                          20,610            162,884              6,000             40,993
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      17,621             92,888            (13,593)            22,092

Contract transactions:
  Purchase payments from contract owners                        363,676            266,622             85,812             52,455
  Contract terminations and payouts                             (33,563)           (40,796)            (7,693)            (8,259)
  Transfers between accounts                                    (23,886)           (56,046)             8,288             (7,134)
 Contract Loans                                                 (12,417)            (7,567)            (2,605)            (1,975)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                    428               (933)               (88)              (241)
                                                       -----------------------------------   -----------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          294,238            161,280             83,714             34,847
                                                       -----------------------------------   -----------------------------------
Total increase (decrease) in net assets                         311,859            254,168             70,121             56,939

Net assets at beginning of period                               558,566            304,398            123,513             66,574
                                                       -----------------------------------   -----------------------------------

NET ASSETS AT END OF PERIOD                            $        870,425   $        558,566   $        193,634   $        123,513
                                                       ===================================   ===================================

see accompanying notes

                                                           DREYFUS SOCIALLY RESPONSIBLE      FRANKLIN GROWTH AND INCOME SECURITIES
                                                                   GROWTH FUND                               FUND
                                                       ------------------------------------  -------------------------------------
                                                            2004                 2003               2004                2003
                                                       ------------------------------------  -------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $         (4,000)   $         (4,180) $        (51,881)  $          (36,012)
     Realized gains (losses)                                     (3,541)             (2,375)           25,063              (14,343)
     Change in unrealized appreciation
       (depreciation) during the period                           7,631              16,358            30,784              116,934
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                          90               9,803             3,966               66,580

Contract transactions:
  Purchase payments from contract owners                          7,933               8,543           319,062              173,063
  Contract terminations and payouts                              (6,109)               (952)          (22,794)             (66,500)
  Transfers between accounts                                      1,502               2,167          (137,704)             192,885
 Contract Loans                                                  (1,654)             (1,010)          (10,701)              (5,762)
  Other transfers (to) from Liberty Life
    Assurance Company of Boston                                      20                   6            36,485                  497
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                            1,692               8,754           184,348              294,183
                                                       ------------------------------------  -------------------------------------
Total increase (decrease) in net assets                           1,782              18,557           188,314              360,763

Net assets at beginning of period                                70,074              51,517           660,868              300,105
                                                       ------------------------------------  -------------------------------------

NET ASSETS AT END OF PERIOD                            $         71,856    $         70,074  $        849,182   $          660,868
                                                       ====================================  =====================================

                                                       FRANKLIN LARGE CAP GROWTH SECURITIES
                                                                      FUND                         FRANKLIN MONEY MARKET FUND
                                                       ------------------------------------  -------------------------------------
                                                           2004                 2003               2004                2003
                                                       ------------------------------------  -------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $       (147,539)  $        (125,864) $        (48,638)    $        (39,394)
     Realized gains (losses)                                      4,452             (30,329)                -                    -
     Change in unrealized appreciation
       (depreciation) during the period                          97,908             225,702                 -                    -
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                     (45,179)             69,509           (48,638)             (39,394)

Contract transactions:
  Purchase payments from contract owners                        620,784             467,293           179,072              136,502
  Contract terminations and payouts                             (78,351)            (80,334)          (13,706)             (69,495)
  Transfers between accounts                                     16,629              15,977           119,790              120,990
 Contract Loans                                                 (21,464)            (13,128)           (7,468)              (4,060)
  Other transfers (to) from Liberty Life
    Assurance Company of Boston                                  19,402              (1,290)           68,136                 (275)
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          557,000             388,518           345,824              183,662
                                                       ------------------------------------  -------------------------------------
Total increase (decrease) in net assets                         511,821             458,027           297,186              144,268

Net assets at beginning of period                             1,093,902             635,875           554,241              409,973
                                                       ------------------------------------  -------------------------------------

NET ASSETS AT END OF PERIOD                            $      1,605,723   $       1,093,902  $        851,427     $        554,241
                                                       ====================================  =====================================

see accompanying notes

                                                       FRANKLIN STRATEGIC INCOME SECURITIES
                                                                      FUND                       TEMPLETON GROWTH SECURITIES FUND
                                                       ------------------------------------  --------------------------------------
                                                            2004                2003               2004                 2003
                                                       ------------------------------------  --------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $         (8,042)   $         (9,231) $        (82,092)  $          (32,111)
     Realized gains (losses)                                      6,168               3,915            15,057                2,026
     Change in unrealized appreciation
       (depreciation) during the period                          15,148              29,397            98,765               67,723
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      13,274              24,081            31,730               37,638

Contract transactions:
  Purchase payments from contract owners                         84,828              54,838           366,924              120,541
  Contract terminations and payouts                              (3,449)            (45,187)          (32,527)             (11,929)
  Transfers between accounts                                      3,608              26,815           182,032              294,574
 Contract Loans                                                  (2,221)             (1,782)          (13,268)              (3,210)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                 52,609                 515               113                  165
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          135,375              35,199           503,274              400,142
                                                       ------------------------------------  -------------------------------------
Total increase (decrease) in net assets                         148,649              59,280           535,004              437,780

Net assets at beginning of period                               269,213             209,933           449,280               11,500
                                                       ------------------------------------  -------------------------------------

NET ASSETS AT END OF PERIOD                            $        417,862    $        269,213  $        984,284   $          449,280
                                                       ====================================  =====================================

                                                           COLONIAL SMALL CAP VALUE FUND,      COLUMBIA HIGH YIELD SECURITIES
                                                                 VARIABLE SERIES                    FUND, VARIABLE SERIES
                                                       ------------------------------------  -------------------------------------
                                                            2004                 2003             2004                 2003
                                                       ------------------------------------  -------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (53,167)   $        (55,342) $            776   $              668
     Realized gains (losses)                                     40,859              10,108            (4,999)              (6,074)
     Change in unrealized appreciation
       (depreciation) during the period                          97,896             157,679             8,538               16,630
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      85,588             112,444             4,315               11,225

Contract transactions:
  Purchase payments from contract owners                        283,202             229,624            27,395               21,700
  Contract terminations and payouts                             (36,866)            (34,841)           (3,137)              (6,814)
  Transfers between accounts                                    (83,911)            (16,517)            1,019               68,094
 Contract Loans                                                 (14,234)            (10,300)           (2,903)              (1,028)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                (27,736)                 61           (19,172)                (194)
                                                       ------------------------------------  -------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          120,455             168,027             3,202               81,758
                                                       ------------------------------------  -------------------------------------
Total increase (decrease) in net assets                         206,043             280,471             7,517               92,983

Net assets at beginning of period                               663,321             382,850           211,202              118,219
                                                       ------------------------------------  -------------------------------------

NET ASSETS AT END OF PERIOD                            $        869,364    $        663,321  $        218,719   $          211,202
                                                       ====================================  =====================================

see accompanying notes

                                                          COLONIAL STRATEGIC INCOME FUND,          LIBERTY GROWTH AND INCOME FUND,
                                                                VARIABLE SERIES                          VARIABLE SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $         18,582    $          1,364    $        (66,420)   $        (50,979)
     Realized gains (losses)                                      2,362                (123)            (16,029)            (38,182)
     Change in unrealized appreciation
       (depreciation) during the period                             486               8,691             142,755             155,688
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      21,430               9,932              60,306              66,527

Contract transactions:
  Purchase payments from contract owners                         84,360               8,966             263,957             172,402
  Contract terminations and payouts                              (5,783)             (8,277)            (41,747)            (49,013)
  Transfers between accounts                                    286,978                 867             220,302             189,563
 Contract Loans                                                  (3,931)               (649)            (19,210)            (27,855)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                 35,573                 (46)            (17,361)                  6
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          397,197                 861             405,941             285,104
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                         418,627              10,793             466,247             351,631

Net assets at beginning of period                                94,593              83,800             851,420             499,789
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $        513,220    $         94,593    $      1,317,667    $        851,420
                                                       ====================================    ====================================

                                                           LIBERTY ALL-STAR EQUITY FUND,          LIBERTY ASSET ALLOCATION FUND,
                                                                 VARIABLE SERIES                         VARIABLE SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $         (2,332)   $         (7,624)   $         (3,333)   $         (1,431)
     Realized gains (losses)                                     15,299              (4,272)               (161)               (711)
     Change in unrealized appreciation
       (depreciation) during the period                         (10,928)             30,067              13,146              25,258
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                       2,039              18,171               9,652              23,115

Contract transactions:
  Purchase payments from contract owners                          4,411              16,239              12,539               8,908
  Contract terminations and payouts                              (3,870)             (5,777)            (16,341)             (1,090)
  Transfers between accounts                                    (88,925)             (5,297)               (135)              4,808
 Contract Loans                                                  (1,103)                396                   -                   -
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                    (19)               (203)               (789)                  7
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          (89,506)              5,359              (4,726)             12,633
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                         (87,467)             23,530               4,926              35,748

Net assets at beginning of period                                87,467              63,937             171,506             135,758
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $             --    $         87,467    $        176,432    $        171,506
                                                       ====================================    ====================================

see accompanying notes

                                                             LIBERTY MONEY MARKET FUND         MFS VIT CAPITAL OPPORTUNITIES SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (20,835)   $        (22,558)   $        (27,765)   $        (32,325)
     Realized gains (losses)                                          -                   -              13,534              (6,792)
     Change in unrealized appreciation
       (depreciation) during the period                               -                   -              11,116              57,887
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                     (20,835)            (22,558)             (3,115)             18,770

Contract transactions:
  Purchase payments from contract owners                         54,487              67,730             132,976             107,756
  Contract terminations and payouts                             (18,846)            (30,044)            (33,134)            (16,377)
  Transfers between accounts                                     17,283              (2,719)           (142,528)              8,967
 Contract Loans                                                  (2,456)             (1,398)             (3,788)             (3,854)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                (16,710)               (411)                497                (345)
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                           33,758              33,158             (45,977)             96,148
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                          12,923              10,600             (49,092)            114,918

Net assets at beginning of period                               243,396             232,796             269,833             154,915
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $        256,319    $        243,396    $        220,741    $        269,833
                                                       ====================================    ====================================

                                                           MFS VIT EMERGING GROWTH SERIES            MFS VIT RESEARCH SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (28,027)   $        (29,641)   $         (3,058)   $         (3,394)
     Realized gains (losses)                                     (8,186)            (21,778)             (6,592)             (3,297)
     Change in unrealized appreciation
       (depreciation) during the period                          46,394              85,418              24,841              27,653
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      10,181              33,999              15,191              20,962

Contract transactions:
  Purchase payments from contract owners                         64,829              80,379               6,348               6,456
  Contract terminations and payouts                             (17,140)            (19,394)             (5,881)               (795)
  Transfers between accounts                                     (2,079)                546              (2,334)               (414)
 Contract Loans                                                  (6,411)            (14,110)               (181)                 (1)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                (14,349)               (258)                (26)                 14
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                           24,850              47,163              (2,074)              5,260
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                          35,031              81,162              13,117              26,222

Net assets at beginning of period                               279,234             198,072             126,246             100,024
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $        314,265    $        279,234    $        139,363    $        126,246
                                                       ====================================    ====================================

see accompanying notes

                                                             MFS VIT UTILITIES SERIES             MFS VIT INVESTORS TRUST SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $         (7,619)   $         (6,362)   $        (35,968)   $        (72,941)
     Realized gains (losses)                                      9,815              (2,182)             40,141             (94,811)
     Change in unrealized appreciation
       (depreciation) during the period                          38,944              47,383              13,306             221,356
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      41,140              38,839              17,479              53,605

Contract transactions:
  Purchase payments from contract owners                         22,283              22,360             138,288             254,294
  Contract terminations and payouts                             (12,334)             (8,678)            (14,204)            (72,963)
  Transfers between accounts                                    (13,648)             (6,712)           (249,489)           (312,959)
 Contract Loans                                                  (2,637)               (353)             (4,913)             (8,500)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                    380                (171)             38,199                (569)
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                           (5,956)              6,446             (92,119)           (140,696)
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                          35,184              45,285             (74,640)            (87,091)

Net assets at beginning of period                               183,250             137,965             622,665             709,756
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $        218,434    $        183,250    $        548,025    $        622,665
                                                       ====================================    ====================================

                                                                                                   STEIN ROE GROWTH STOCK FUND,
                                                            MFS VIT HIGH INCOME SERIES                  VARIABLE SERIES
                                                       ------------------------------------    ------------------------------------
                                                            2004                 2003               2004                 2003
                                                       ------------------------------------    ------------------------------------
Increase (decrease) in net assets from operations:
     Net investment income (loss)                      $        (21,575)   $        (23,604)   $        (48,660)   $        (51,599)
     Realized gains (losses)                                      2,135                (330)            (59,085)            (29,766)
     Change in unrealized appreciation
       (depreciation) during the period                          18,338              32,335              48,914             138,350
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from operations                                      (1,102)              8,401             (58,831)             56,985

Contract transactions:
  Purchase payments from contract owners                        155,190             141,244             120,307             146,691
  Contract terminations and payouts                             (11,556)            (27,690)            (29,926)            (32,096)
  Transfers between accounts                                     11,199              12,497              31,564                 245
 Contract Loans                                                  (4,599)             (2,901)            (12,831)            (20,947)
  Other transfers (to) from Liberty Life
     Assurance Company of Boston                                 17,810                 (57)            (38,205)               (219)
                                                       ------------------------------------    ------------------------------------
Net increase (decrease) in net assets
  resulting from contract transactions                          168,044             123,093              70,909              93,673
                                                       ------------------------------------    ------------------------------------
Total increase (decrease) in net assets                         166,942             131,494              12,078             150,658

Net assets at beginning of period                               343,356             211,862             561,049             410,391
                                                       ------------------------------------    ------------------------------------

NET ASSETS AT END OF PERIOD                            $        510,298    $        343,356    $        573,127    $        561,049
                                                       ====================================    ====================================

see accompanying notes

                                December 31, 2004

1.  ORGANIZATION

LLAC Variable Account (the Account) is a separate investment account established by Liberty Life Assurance Company of Boston (the Company) to receive and invest premium payments from group and individual variable life insurance contracts issued by the Company. The Account is registered with the Securities and Exchange Commission as a Unit Investment Trust under the Investment Company Act of 1940 and invests in shares of eligible funds. The eligible fund options are as follows:

         AIM Variable Insurance Funds, Inc.
             AIM V.I. New Technology
             AIM V.I. Capital Appreciation Fund
             AIM V.I. Government Securities Fund
             AIM V.I. International Equity Fund

         Dreyfus Funds
             Dreyfus Stock Index Fund
             Dreyfus Variable Investment Fund - Capital Appreciation Portfolio Dreyfus Investment Portfolio - Emerging Leaders Fund
             Dreyfus Investment Portfolio - Technology Growth Fund
             Dreyfus Socially Responsible Growth Fund

         Franklin Templeton Funds, Inc.
             Franklin Growth and Income Securities Fund
             Franklin Large Cap Growth Securities Fund
             Franklin Money Market Fund
             Franklin Strategic Income Securities Fund
             Templeton Growth Securities Fund

         Liberty Variable Investment Trust (LVIT)
             Colonial Small Cap Value Fund, Variable Series Columbia High Yield Securities Fund, Variable Series Colonial Strategic Income Fund, Variable Series Liberty Growth and Income Fund, Variable Series Liberty Asset Allocation Fund, Variable Series Liberty Money Market Fund

         MFS Variable Insurance Trust
             MFS VIT Capital Opportunities Series
             MFS VIT Emerging Growth Series
             MFS VIT Research Series
             MFS VIT Utilities Series
             MFS VIT Investors Trust Series
             MFS VIT High Income Series

         SteinRoe Variable Investment Trust (SRVIT)
             Stein Roe Growth Stock Fund, Variable Series

During the year ended December 31, 2004, one of the Account's funds, the Liberty All-Star Equity, Variable Series fund, was closed due to assets in the fund not sufficient to keep the fund active.

2.  SIGNIFICANT ACCOUNTING POLICIES

ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

INVESTMENTS

Investments in shares of the eligible funds are sold to the Account at the reported net asset values. Transactions are recorded on the trade date. Income from dividends is recorded on the ex-dividend date. Realized gains and losses on sales of investments are computed on the basis of identified cost of the investment sold.

INCOME TAXES

The operations of the Account are included in the federal income tax return of the Company, which is taxed as a life insurance company under the provisions of the Internal Revenue Code (IRC). Under the current provisions of the IRC, the Company does not expect to incur federal income taxes on the earnings of the Account to the extent the earnings are credited under the contracts. As a result, no charge is being made currently to the Account for federal income taxes. The Company will review periodically the status of this policy in the event of changes in the tax law.

3.  EXPENSES

Liberty's Spectrum Select, a modified single payment variable life insurance contract (SPVUL), has no deductions made from purchase payments for sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted. A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder's account at the beginning of each contract month. An annual contract fee to cover the cost of contract administration is deducted from each contractholder's account on the contract anniversary date. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an annual rate of 1.65% of contract value.

Liberty's Spectrum Select Plus, a flexible premium variable life insurance contract (FPVUL), has a deduction made from each purchase payment for taxes and sales charges at the time of purchase. In the event of a contract termination, a contingent deferred sales charge, based upon a graded table of charges, is deducted. A monthly cost of insurance charge to cover the cost of providing insurance is deducted from each contractholder's account at the beginning of each contract month. A monthly contract fee to cover the cost of contract administration is deducted from each contractholder's account at the beginning of each contract month. Daily deductions are made from each sub-account for assumption of mortality and expense risk fees at an annual rate of 0.60% of contract value.

4.  AFFILIATED COMPANY TRANSACTIONS

The Company has absorbed all organizational expenses including the fees of registering the Account and its contracts for distribution under federal and state securities laws.

5.  CONTRACT LOANS

Contractholders are permitted to borrow against the cash value of their account. The loan proceeds are deducted from the Account and recorded in the Company's general account as an asset.

6.  DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable life contract, other than a contract issued in connection with certain types of employee benefit plans, will not be treated as a life insurance contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

7.  PURCHASES AND SALES OF INVESTMENTS

The cost of shares purchased, including reinvestment of dividend distributions, and proceeds from shares sold by the Variable Account during 2004 are shown below:

FUND                                                                 PURCHASES        SALES
-----------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                        $        803   $        438
AIM V.I. Capital Appreciation Fund                                       265,543        143,547
AIM V.I. Government Securities Fund                                       63,913        328,464
AIM V.I. International Equity Fund                                        41,545         68,922
Dreyfus Stock Index Fund                                                 470,094        187,115
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio        464,779         45,611
Dreyfus Investment Portfolio - Emerging Leaders Fund                     339,344         64,344
Dreyfus Investment Portfolio - Technology Growth Fund                     82,059         16,665
Dreyfus Socially Responsible Growth Fund                                   9,032         11,340
Franklin Growth and Income Securities Fund                               296,198        163,731
Franklin Large Cap Growth Securities Fund                                497,576         88,115
Franklin Money Market Fund                                               335,696         38,510
Franklin Strategic Income Securities Fund                                160,506         33,173
Templeton Growth Securities Fund                                         488,038         66,856
Colonial Small Cap Value Fund, Variable Series                           231,855        164,567
Columbia High Yield Securities Fund, Variable Series                      49,898         45,920
Colonial Strategic Income Fund, Variable Series                          444,792         29,013
Liberty Growth and Income Fund, Variable Series                          447,481        107,960
Liberty All-Star Equity Fund, Variable Series                              4,690         96,528
Liberty Asset Allocation Fund                                             16,540         24,599
Liberty Money Market Fund                                                 80,572         67,649
MFS VIT Capital Opportunities Series                                     101,033        174,775
MFS VIT Emerging Growth Series                                            47,993         51,170
MFS VIT Research Series                                                    7,538         12,670
MFS VIT Utilities Series                                                  34,799         48,374
MFS VIT Investors Trust Series                                           156,827        284,914
MFS VIT High Income Series                                               178,502         32,033
SteinRoe Growth Stock Fund, Variable Series                              109,597         87,348
                                                                    ------------   ------------
                                                                    $  5,427,243   $  2,484,351
                                                                    ============   ============

8.  CHANGES IN UNITS OUTSTANDING

The changes in units outstanding during 2004 are shown below:

                                                                                        NET ICREASE
                                                             UNITS          UNITS        (DECREASE)
FUND                                                         ISSUED        REDEEMED       IN UNITS
----------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                        93             42             51
AIM V.I. Capital Appreciation Fund                              40,428         21,023         19,405
AIM V.I. Government Securities Fund                              4,237         26,241        (22,004)
AIM V.I. International Equity Fund                               5,279          9,040         (3,761)
Dreyfus Stock Index Fund                                        54,286         21,271         33,015
Dreyfus Variable Investment Fund - Capital Appreciation         50,186          4,868         45,318
Portfolio
Dreyfus Investment Portfolio - Emerging Leaders Fund            22,212          4,787         17,425
Dreyfus Investment Portfolio - Technology Growth Fund           11,507          2,155          9,352
Dreyfus Socially Responsible Growth Fund                         1,516          1,822           (306)
Franklin Growth and Income Securities Fund                      24,540         14,072         10,468
Franklin Large Cap Growth Securities Fund                       56,854          9,583         47,271
Franklin Money Market Fund                                      34,306          3,872         30,434
Franklin Strategic Income Securities Fund                       11,916          2,448          9,468
Templeton Growth Securities Fund                                44,389          5,408         38,981
Colonial Small Cap Value Fund, Variable Series                  10,945          7,995          2,950
Columbia High Yield Securities Fund, Variable Series             4,037          4,505           (468)
Colonial Strategic Income Fund, Variable Series                 31,687          2,090         29,597
Liberty Growth and Income Fund, Variable Series                 42,756          9,741         33,015
Liberty All-Star Equity Fund, Variable Series                        0          9,492         (9,492)
Liberty Asset Allocation Fund, Variable Series                   1,440          2,496         (1,056)
Liberty Money Market Fund                                        7,399          6,402            997
MFS VIT Capital Opportunities Series                            11,299         21,150         (9,851)
MFS VIT Emerging Growth Series                                   9,088          9,800           (712)
MFS VIT Research Series                                            897          1,612           (715)
MFS VIT Utilities Series                                         2,753          4,552         (1,799)
MFS VIT Investors Trust Series                                  16,550         31,457        (14,907)
MFS VIT High Income Series                                      13,818          2,581         11,237
SteinRoe Growth Stock Fund, Variable Series                     19,512         15,913          3,599
                                                          ------------   ------------   ------------
                                                               533,930        256,418        277,512
                                                          ============   ============   ============

9.  UNIT VALUES

A summary of unit values and units outstanding for variable life contracts and the expense and investment income ratios, excluding expenses of the underlying Portfolios, were as follows:

                                                                                       AT DECEMBER 31, 2004
                                                                    --------------------------------------------------------
                                                                                   UNIT FAIR VALUE
SUBACCOUNT                                                             UNITS      LOWEST TO HIGHEST          NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                               195        $7.95 to $12.75   $              1,546
AIM V.I. Capital Appreciation Fund                                     142,165         $6.09 to $7.56              1,015,661
AIM V.I. Government Securities Fund                                     22,289       $12.19 to $12.85                274,617
AIM V.I. International Equity Fund                                      44,242         $6.97 to $8.28                347,103
Dreyfus Stock Index Fund                                               268,088         $8.79 to $8.80              2,338,458
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio      110,456         $9.30 to $9.44              1,030,760
Dreyfus Investment Portfolio - Emerging Leaders Fund                    63,978       $13.19 to $13.70                870,425
Dreyfus Investment Portfolio - Technology Growth Fund                   25,885         $6.00 to $6.45                193,634
Dreyfus Socially Responsible Growth Fund                                11,687         $5.26 to $6.46                 71,856
Franklin Growth and Income Securities Fund                              73,183       $11.24 to $12.03                849,182
Franklin Large Cap Growth Securities Fund                              174,356         $9.17 to $9.22              1,605,723
Franklin Money Market Fund                                              86,014        $9.74 to $10.15                851,427
Franklin Strategic Income Securities Fund                               31,118       $13.39 to $13.71                417,862
Templeton Growth Securities Fund                                        82,442       $11.72 to $13.01                984,284
Colonial Small Cap Value Fund, Variable Series                          41,490       $19.81 to $21.35                869,364
Columbia High Yield Securities Fund, Variable Series                    21,765        $9.89 to $10.50                218,719
Colonial Strategic Income Fund, Variable Series                         37,094       $13.58 to $14.18                513,220
Liberty Growth and Income Fund, Variable Series                        119,454       $10.85 to $11.32              1,317,667
Liberty All-Star Equity Fund, Variable Series                                -             $ - to $ -                      -
Liberty Asset Allocation Fund, Variable Series                          18,280        $9.51 to $10.20                176,432
Liberty Money Market Fund                                               23,923       $10.12 to $11.01                256,319
MFS VIT Capital Opportunities Series                                    27,001         $8.10 to $8.42                220,741
MFS VIT Emerging Growth Series                                          56,892         $4.39 to $6.05                314,265
MFS VIT Research Series                                                 18,719         $7.28 to $8.43                139,363
MFS VIT Utilities Series                                                21,640        $9.65 to $11.61                218,434
MFS VIT Investors Trust Series                                          60,824         $8.95 to $9.16                548,025
MFS VIT High Income Series                                              41,072       $12.26 to $12.56                510,298
SteinRoe Growth Stock Fund, Variable Series                            103,556         $5.04 to $5.94                573,127

                                                                              FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2004
                                                                    ---------------------------------------------------------------
                                                                     EXPENSE RATIO*             INVESTMENT**       TOTAL RETURN***
SUBACCOUNT                                                          LOWEST TO HIGHEST           INCOME RATIO      LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                            0.60% to 1.65%                  0.00%         2.99% to 4.19%
AIM V.I. Capital Appreciation Fund                                      0.60% to 1.65%                  0.00%         4.82% to 5.88%
AIM V.I. Government Securities Fund                                     0.60% to 1.65%                  2.63%         0.91% to 1.98%
AIM V.I. International Equity Fund                                      0.60% to 1.65%                  0.67%       21.85% to 23.40%
Dreyfus Stock Index Fund                                                0.60% to 1.65%                  1.87%        8.78% to 10.01%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       0.60% to 1.65%                  2.10%         3.40% to 4.38%
Dreyfus Investment Portfolio - Emerging Leaders Fund                    0.60% to 1.65%                 10.00%       12.54% to 13.79%
Dreyfus Investment Portfolio - Technology Growth Fund                   0.60% to 1.65%                  0.00%      (1.21)% to (.14)%
Dreyfus Socially Responsible Growth Fund                                0.60% to 1.65%                  0.40%         4.53% to 5.56%
Franklin Growth and Income Securities Fund                              0.60% to 1.65%                  2.75%         8.77% to 9.98%
Franklin Large Cap Growth Securities Fund                               0.60% to 1.65%                  0.47%         6.13% to 7.33%
Franklin Money Market Fund                                              0.60% to 1.65%                  0.46%     (1.22)% to (0.20)%
Franklin Strategic Income Securities Fund                               0.60% to 1.65%                  3.19%         7.98% to 9.16%
Templeton Growth Securities Fund                                        0.60% to 1.65%                  0.96%       14.12% to 15.35%
Colonial Small Cap Value Fund, Variable Series                          0.60% to 1.65%                  3.35%       20.72% to 21.93%
Columbia High Yield Securities Fund, Variable Series                    0.60% to 1.65%                  5.36%         5.44% to 6.49%
Colonial Strategic Income Fund, Variable Series                         0.60% to 1.65%                 14.25%          8.38% to 9.5%
Liberty Growth and Income Fund, Variable Series                         0.60% to 1.65%                  2.13%       11.97% to 13.14%
Liberty All-Star Equity Fund, Variable Series                           0.60% to 1.65%                  0.00%               0% to 0%
Liberty Asset Allocation Fund, Variable Series                          0.60% to 1.65%                  2.32%         8.19% to 9.32%
Liberty Money Market Fund                                               0.60% to 1.65%                  0.88%       (0.78)% to 0.27%
MFS VIT Capital Opportunities Series                                    0.60% to 1.65%                  0.47%       10.64% to 11.72%
MFS VIT Emerging Growth Series                                          0.60% to 1.65%                  0.00%       11.14% to 12.24%
MFS VIT Research Series                                                 0.60% to 1.65%                  1.04%       13.93% to 15.16%
MFS VIT Utilities Series                                                0.60% to 1.65%                  1.50%       27.98% to 29.43%
MFS VIT Investors Trust Series                                          0.60% to 1.65%                  0.76%        9.55% to 10.63%
MFS VIT High Income Series                                              0.60% to 1.65%                  4.37%         7.45% to 8.46%
SteinRoe Growth Stock Fund, Variable Series                             0.60% to 1.65%                  0.15%     (3.45)% to (2.46)%

                                                                                       AT DECEMBER 31, 2003
                                                                    --------------------------------------------------------
                                                                                   UNIT FAIR VALUE
SUBACCOUNT                                                             UNITS      LOWEST TO HIGHEST          NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                               144        $7.63 to $12.38   $              1,096
AIM V.I. Capital Appreciation Fund                                     122,760         $5.81 to $7.14                824,911
AIM V.I. Government Securities Fund                                     44,293       $12.08 to $12.60                542,739
AIM V.I. International Equity Fund                                      48,003         $5.72 to $6.71                303,887
Dreyfus Stock Index Fund                                               235,073         $7.99 to $8.09              1,869,617
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       65,138         $8.91 to $9.13                583,004
Dreyfus Investment Portfolio - Emerging Leaders Fund                    46,553        $11.72to $12.04                558,566
Dreyfus Investment Portfolio - Technology Growth Fund                   16,533         $7.34 to $8.24                123,513
Dreyfus Socially Responsible Growth Fund                                11,993         $5.74 to $6.11                 70,074
Franklin Growth and Income Securities Fund                              62,715       $10.22 to $11.06                660,868
Franklin Large Cap Growth Securities Fund                              127,086         $8.59 to $8.64              1,093,902
Franklin Money Market Fund                                              55,580        $9.86 to $10.17                554,241
Franklin Strategic Income Securities Fund                               21,651       $12.40 to $12.56                269,213
Templeton Growth Securities Fund                                        43,461       $10.16 to $11.40                449,280
Colonial Small Cap Value Fund, Variable Series                          38,540       $16.41 to $17.51                663,321
Columbia High Yield Securities Fund, Variable Series                    22,233         $9.38 to $9.86                211,202
Colonial Strategic Income Fund, Variable Series                          7,497       $12.53 to $12.95                 94,593
Liberty Growth and Income Fund, Variable Series                         86,438        $9.59 to $10.11                851,420
Liberty All-Star Equity Fund, Variable Series                            9,492         $8.68 to $9.81                 87,467
Liberty Asset Allocation Fund, Variable Series                          19,336         $8.79 to $9.33                171,506
Liberty Money Market Fund                                               22,927       $10.20 to $10.98                243,396
MFS VIT Capital Opportunities Series                                    36,852         $7.25 to $7.61                269,833
MFS VIT Emerging Growth Series                                          57,604         $3.95 to $5.39                279,234
MFS VIT Research Series                                                 19,434         $6.39 to $7.32                126,246
MFS VIT Utilities Series                                                23,438         $7.54 to $8.97                183,250
MFS VIT Investors Trust Series                                          75,731         $8.17 to $8.28                622,665
MFS VIT High Income Series                                              29,836       $11.41 to $11.58                343,356
SteinRoe Growth Stock Fund, Variable Series                             99,957         $5.22 to $6.09                561,049

                                                                              FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2003
                                                                    ---------------------------------------------------------------
                                                                     EXPENSE RATIO*             INVESTMENT         TOTAL RETURN***
SUBACCOUNT                                                          LOWEST TO HIGHEST           INCOME RATIO**    LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                            0.60% to 1.65%                  0.00%      23.80% to 51.39%
AIM V.I. Capital Appreciation Fund                                      0.60% to 1.65%                  0.00%      27.41% to 28.88%
AIM V.I. Government Securities Fund                                     0.60% to 1.65%                  4.19%      (0.58)% to 0.48%
AIM V.I. International Equity Fund                                      0.60% to 1.65%                  0.39%      27.11% to 28.30%
Dreyfus Stock Index Fund                                                0.60% to 1.65%                  1.53%      26.41% to 27.43%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       0.60% to 1.65%                  1.67%      19.19% to 20.41%
Dreyfus Investment Portfolio - Emerging Leaders Fund                    0.60% to 1.65%                  0.00%      45.23% to 46.65%
Dreyfus Investment Portfolio - Technology Growth Fund                   0.60% to 1.65%                  0.00%      48.47% to 50.10%
Dreyfus Socially Responsible Growth Fund                                0.60% to 1.65%                  0.12%      23.97% to 25.20%
Franklin Growth and Income Securities Fund                              0.60% to 1.65%                  2.37%      23.71% to 24.94%
Franklin Large Cap Growth Securities Fund                               0.60% to 1.65%                  0.68%      24.86% to 26.14%
Franklin Money Market Fund                                              0.60% to 1.65%                 (0.24)%   (1.40)% to (0.29)%
Franklin Strategic Income Securities Fund                               0.60% to 1.65%                  2.52%      18.21% to 19.39%
Templeton Growth Securities Fund                                        0.60% to 1.65%                  0.14%      29.99% to 31.27%
Colonial Small Cap Value Fund, Variable Series                          0.60% to 1.65%                  3.15%      37.09% to 38.64%
Columbia High Yield Securities Fund, Variable Series                    0.60% to 1.65%                  7.37%      13.83% to 15.05%
Colonial Strategic Income Fund, Variable Series                         0.60% to 1.65%                  7.42%      16.45% to 17.73%
Liberty Growth and Income Fund, Variable Series                         0.60% to 1.65%                  1.72%      17.69% to 19.13%
Liberty All-Star Equity Fund, Variable Series                           0.60% to 1.65%                  0.20%      38.44% to 39.94%
Liberty Asset Allocation Fund, Variable Series                          0.60% to 1.65%                  3.08%      18.30% to 19.62%
Liberty Money Market Fund                                               0.60% to 1.65%                  0.68%      (0.97)% to 0.00%
MFS VIT Capital Opportunities Series                                    0.60% to 1.65%                  0.22%      25.16% to 26.75%
MFS VIT Emerging Growth Series                                          0.60% to 1.65%                  0.00%      28.25% to 29.57%
MFS VIT Research Series                                                 0.60% to 1.65%                  0.67%      22.65% to 23.86%
MFS VIT Utilities Series                                                0.60% to 1.65%                  2.29%      33.69% to 35.09%
MFS VIT Investors Trust Series                                          0.60% to 1.65%                  0.83%      20.15% to 21.41%
MFS VIT High Income Series                                              0.60% to 1.65%                  3.65%      15.96% to 17.21%
SteinRoe Growth Stock Fund, Variable Series                             0.60% to 1.65%                  0.39%      23.11% to 24.29%

                                                                                      AT DECEMBER 31, 2002
                                                                    --------------------------------------------------------
                                                                                   UNIT FAIR VALUE
SUBACCOUNT                                                             UNITS      LOWEST TO HIGHEST          NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                                68        $5.04 to $10.00   $                343
AIM V.I. Capital Appreciation Fund                                     105,565         $4.56 to $5.54                522,335
AIM V.I. Government Securities Fund                                     37,071       $12.15 to $12.54                451,949
AIM V.I. International Equity Fund                                      89,901         $4.50 to $5.23                450,993
Dreyfus Stock Index Fund                                               206,896         $6.27 to $6.40              1,283,323
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       47,108         $7.40 to $7.66                349,982
Dreyfus Investment Portfolio - Emerging Leaders Fund                    37,161         $8.07 to $8.21                304,398
Dreyfus Investment Portfolio - Technology Growth Fund                   13,285         $4.89 to $5.55                 66,574
Dreyfus Socially Responsible Growth Fund                                10,989         $4.63 to $4.88                 51,517
Franklin Growth and Income Securities Fund                              34,086         $8.18 to $8.94                300,105
Franklin Large Cap Growth Securities Fund                               92,856         $6.81 to $6.92                635,875
Franklin Money Market Fund                                              40,756       $10.00 to $10.20                409,973
Franklin Strategic Income Securities Fund                               19,995       $10.49 to $10.52                209,933
Templeton Growth Securities Fund                                         1,322         $7.74 to $8.77                 11,500
Colonial Small Cap Value Fund, Variable Series                          30,889       $11.97 to $12.63                382,850
Columbia High Yield Securities Fund, Variable Series                    14,167         $8.24 to $8.57                118,219
Colonial Strategic Income Fund, Variable Series                          7,759       $10.76 to $11.00                 83,800
Liberty Growth and Income Fund, Variable Series                         60,175         $8.05 to $8.59                499,789
Liberty All-Star Equity Fund, Variable Series                            9,688         $6.27 to $7.01                 63,937
Liberty Asset Allocation Fund, Variable Series                          18,185         $7.43 to $7.80                135,758
Liberty Money Market Fund                                               21,862       $10.30 to $10.98                232,796
MFS VIT Capital Opportunities Series                                    26,619         $5.72 to $6.08                154,915
MFS VIT Emerging Growth Series                                          53,043         $3.08 to $4.16                198,072
MFS VIT Research Series                                                 18,999         $5.21 to $5.91                100,024
MFS VIT Utilities Series                                                23,700         $5.64 to $6.64                137,965
MFS VIT Investors Trust Series                                         104,199         $6.80 to $6.82                709,756
MFS VIT High Income Series                                              21,491         $9.84 to $9.88                211,862
SteinRoe Growth Stock Fund, Variable Series                             89,106         $4.24 to $4.90                410,391

                                                                              FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2002
                                                                    ---------------------------------------------------------------
                                                                     EXPENSE RATIO*             INVESTMENT         TOTAL RETURN***
SUBACCOUNT                                                          LOWEST TO HIGHEST           INCOME RATIO**    LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                            0.60% to 1.65%                  0.00%      (45.45)% to 0.00%
AIM V.I. Capital Appreciation Fund                                      0.60% to 1.65%                  0.00%   (25.61)% to (24.83)%
AIM V.I. Government Securities Fund                                     0.60% to 1.65%                  2.08%         7.81% to 8.95%
AIM V.I. International Equity Fund                                      0.60% to 1.65%                  0.72%   (17.13)% to (16.19)%
Dreyfus Stock Index Fund                                                0.60% to 1.65%                  1.51%   (23.72)% to (22.78)%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       0.60% to 1.65%                  1.10%   (18.07)% to (17.23)%
Dreyfus Investment Portfolio - Emerging Leaders Fund                    0.60% to 1.65%                  0.00%   (21.19)% to (20.37)%
Dreyfus Investment Portfolio - Technology Growth Fund                   0.60% to 1.65%                  0.00%   (40.39)% to (39.78)%
Dreyfus Socially Responsible Growth Fund                                0.60% to 1.65%                  0.23%   (30.17)% to (29.38)%
Franklin Growth and Income Securities Fund                              0.60% to 1.65%                  0.36%   (17.15)% to (16.19)%
Franklin Large Cap Growth Securities Fund                               0.60% to 1.65%                  0.76%   (24.37)% to (23.65)%
Franklin Money Market Fund                                              0.60% to 1.65%                  1.03%       (0.60)% to 0.49%
Franklin Strategic Income Securities Fund                               0.60% to 1.65%                  0.02%         3.05% to 4.16%
Templeton Growth Securities Fund                                        0.60% to 1.65%                  1.86%   (19.84)% to (18.95)%
Colonial Small Cap Value Fund, Variable Series                          0.60% to 1.65%                  4.02%     (7.71)% to (6.79)%
Columbia High Yield Securities Fund, Variable Series                    0.60% to 1.65%                  8.54%     (5.40)% to (4.35)%
Colonial Strategic Income Fund, Variable Series                         0.60% to 1.65%                  7.95%         6.75% to 7.84%
Liberty Growth and Income Fund, Variable Series                         0.60% to 1.65%                  1.35%   (23.17)% to (22.45)%
Liberty All-Star Equity Fund, Variable Series                           0.60% to 1.65%                  0.20%   (27.26)% to (26.44)%
Liberty Asset Allocation Fund, Variable Series                          0.60% to 1.65%                  3.23%   (13.10)% to (12.26)%
Liberty Money Market Fund                                               0.60% to 1.65%                  1.16%       (0.39)% to 0.73%
MFS VIT Capital Opportunities Series                                    0.60% to 1.65%                  0.04%   (30.83)% to (30.16)%
MFS VIT Emerging Growth Series                                          0.60% to 1.65%                  0.00%   (35.02)% to (34.18)%
MFS VIT Research Series                                                 0.60% to 1.65%                  0.28%   (25.78)% to (25.00)%
MFS VIT Utilities Series                                                0.60% to 1.65%                  3.51%   (23.99)% to (23.24)%
MFS VIT Investors Trust Series                                          0.60% to 1.65%                  0.48%   (22.29)% to (21.43)%
MFS VIT High Income Series                                              0.60% to 1.65%                  6.02%         0.92% to 1.96%
SteinRoe Growth Stock Fund, Variable Series                             0.60% to 1.65%                  0.19%   (31.28)% to (30.50)%

                                                                                      AT DECEMBER 31, 2001
                                                                    --------------------------------------------------------
                                                                                   UNIT FAIR VALUE
SUBACCOUNT                                                             UNITS      LOWEST TO HIGHEST          NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                                26        $9.24 to $10.00   $                241
AIM V.I. Capital Appreciation Fund                                      75,588         $6.13 to $7.37                489,642
AIM V.I. Government Securities Fund                                     28,252       $11.27 to $11.51                320,104
AIM V.I. International Equity Fund                                      57,783         $5.43 to $6.24                342,908
Dreyfus Stock Index Fund                                               109,341         $8.12 to $8.39                904,691
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       46,299         $8.93 to $9.35                418,628
Dreyfus Investment Portfolio - Emerging Leaders Fund                    14,124       $10.24 to $10.31                145,368
Dreyfus Investment Portfolio - Technology Growth Fund                    5,730         $8.12 to $9.31                 48,778
Dreyfus Socially Responsible Growth Fund                                10,068         $6.63 to $6.91                 67,193
Franklin Growth and Income Securities Fund                                 290        $9.76 to $10.79                  3,047
Franklin Large Cap Growth Securities Fund                               38,953         $8.92 to $9.15                350,489
Franklin Money Market Fund                                              15,448       $10.06 to $10.15                155,897
Franklin Strategic Income Securities Fund                                4,688       $10.10 to $10.18                 47,679
Templeton Growth Securities Fund                                           232        $9.55 to $10.94                  2,493
Colonial Small Cap Value Fund, Variable Series                          19,620       $12.97 to $13.55                261,457
Columbia High Yield Securities Fund, Variable Series                    12,176         $8.71 to $8.96                107,001
Colonial Strategic Income Fund, Variable Series                          8,320       $10.08 to $10.20                 84,018
Liberty Growth and Income Fund, Variable Series                         46,249       $10.38 to $11.18                501,091
Liberty All-Star Equity Fund, Variable Series                            7,490         $8.62 to $9.53                 67,330
Liberty Asset Allocation Fund, Variable Series                          16,258         $8.55 to $8.99                139,473
Liberty Money Market Fund                                               23,530       $10.34 to $10.90                246,909
MFS VIT Capital Opportunities Series                                    13,379         $8.19 to $8.79                112,880
MFS VIT Emerging Growth Series                                          38,267         $4.74 to $6.32                211,888
MFS VIT Research Series                                                 18,630         $7.02 to $7.88                131,700
MFS VIT Utilities Series                                                35,194         $7.42 to $8.65                270,628
MFS VIT Investors Trust Series                                          54,585         $8.68 to $8.75                476,009
MFS VIT High Income Series                                              10,351         $9.69 to $9.75                100,592
SteinRoe Growth Stock Fund, Variable Series                             70,957         $6.17 to $7.05                465,164

                                                                              FOR THE YEAR OR PERIOD ENDED DECEMBER 31, 2001
                                                                    ---------------------------------------------------------------
                                                                     EXPENSE RATIO*             INVESTMENT         TOTAL RETURN***
SUBACCOUNT                                                          LOWEST TO HIGHEST           INCOME RATIO**    LOWEST TO HIGHEST
-----------------------------------------------------------------------------------------------------------------------------------
AIM V.I. New Technology Fund                                            0.60% to 1.65%                106.22%       (7.60)% to 0.00%
AIM V.I. Capital Appreciation Fund                                      0.60% to 1.65%                 11.44%   (24.51)% to (23.87)%
AIM V.I. Government Securities Fund                                     0.60% to 1.65%                  4.85%         4.64% to 5.69%
AIM V.I. International Equity Fund                                      0.60% to 1.65%                  4.03%   (24.79)% to (24.00)%
Dreyfus Stock Index Fund                                                0.60% to 1.65%                  1.92%   (13.59)% to (12.69)%
Dreyfus Variable Investment Fund - Capital Appreciation Portfolio       0.60% to 1.65%                  1.32%    (10.87)% to (9.79)%
Dreyfus Investment Portfolio - Emerging Leaders Fund                    0.60% to 1.65%                  0.00%         2.40% to 3.10%
Dreyfus Investment Portfolio - Technology Growth Fund                   0.60% to 1.65%                  0.00%    (18.80)% to (6.90)%
Dreyfus Socially Responsible Growth Fund                                0.60% to 1.65%                  0.07%   (23.88)% to (22.97)%
Franklin Growth and Income Securities Fund                              0.60% to 1.65%                  0.00%       (2.40)% to 7.90%
Franklin Large Cap Growth Securities Fund                               0.60% to 1.65%                  2.14%    (10.80)% to (8.50)%
Franklin Money Market Fund                                              0.60% to 1.65%                  1.38%         0.60% to 1.50%
Franklin Strategic Income Securities Fund                               0.60% to 1.65%                  8.80%         1.00% to 1.80%
Templeton Growth Securities Fund                                        0.60% to 1.65%                  1.28%       (4.50)% to 9.40%
Colonial Small Cap Value Fund, Variable Series                          0.60% to 1.65%                  2.32%         7.46% to 8.66%
Columbia High Yield Securities Fund, Variable Series                    0.60% to 1.65%                 13.37%     (4.29)% to (3.34)%
Colonial Strategic Income Fund, Variable Series                         0.60% to 1.65%                 10.87%         2.13% to 3.13%
Liberty Growth and Income Fund, Variable Series                         0.60% to 1.65%                 17.81%     (2.27)% to (1.24)%
Liberty All-Star Equity Fund, Variable Series                           0.60% to 1.65%                  3.05%   (14.14)% to (13.28)%
Liberty Asset Allocation Fund, Variable Series                          0.60% to 1.65%                  4.74%    (10.75)% to (9.65)%
Liberty Money Market Fund                                               0.60% to 1.65%                  4.62%         1.97% to 2.93%
MFS VIT Capital Opportunities Series                                    0.60% to 1.65%                  0.00%   (18.10)% to (13.28)%
MFS VIT Emerging Growth Series                                          0.60% to 1.65%                  6.42%   (34.53)% to (33.89)%
MFS VIT Research Series                                                 0.60% to 1.65%                 13.26%   (22.52)% to (21.67)%
MFS VIT Utilities Series                                                0.60% to 1.65%                  7.54%   (25.43)% to (24.65)%
MFS VIT Investors Trust Series                                          0.60% to 1.65%                  1.70%   (17.37)% to (16.46)%
MFS VIT High Income Series                                              0.60% to 1.65%                  0.00%     (3.10)% to (2.50)%
SteinRoe Growth Stock Fund, Variable Series                             0.60% to 1.65%                 14.56%   (25.93)% to (25.08)%

* These ratios represent the annualized contract expenses of the Account, consisting primarily of mortality and expense charges for the period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

** These amounts represent the dividends received by the subaccount from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the subaccount is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

*** These amounts represent the total return for the period indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. The total return is calculated for the period indicated or from the effective date through the end of the reporting period.

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Liberty Life Assurance Company of Boston
Years Ended December 31, 2004 and 2003

                    Liberty Life Assurance Company of Boston

                    Audited Consolidated Financial Statements

                     Years Ended December 31, 2004 and 2003


                                    CONTENTS

Report of Independent Auditors                                                 1

Audited Consolidated Financial Statements

Consolidated Balance Sheets                                                    2
Consolidated Statements of Income                                              3
Consolidated Statements of Changes in Stockholders' Equity                     4
Consolidated Statements of Cash Flows                                          5
Notes to Consolidated Financial Statements                                     6

                         Report of Independent Auditors


The Board of Directors
Liberty Life Assurance Company of Boston

We have audited the accompanying consolidated balance sheets of Liberty Life Assurance Company of Boston as of December 31, 2004 and 2003, and the related consolidated statements of income, stockholders' equity and cash flows for each of the three years in the period then ended December 31, 2004. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Liberty Life Assurance Company of Boston and subsidiaries at December 31, 2004 and 2003, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2004, in conformity with accounting principles generally accepted in the United States.


February 16, 2005

                    Liberty Life Assurance Company of Boston

                           Consolidated Balance Sheets

                                                               DECEMBER 31
                                                           2004           2003
                                                       ---------------------------
                                                             (IN THOUSANDS)
ASSETS
Investments:
    Fixed maturities, available for sale
       (Cost: 2004 $5,232,283; 2003 $4,815,051)        $  5,759,660   $  5,314,498
    Equity securities, available for sale
       (Cost: 2004 $1,652; 2003: $2,350)                      1,600          2,350
    Policy loans                                             76,584         71,241
    Short-term investments                                   47,885        131,835
    Other invested assets                                    73,923         54,513
                                                       ---------------------------
Total investments                                         5,959,652      5,574,437

Cash and cash equivalents                                   286,113         41,717
Amounts recoverable from reinsurers                          95,865         63,963
Premiums receivable                                          29,602         25,032
Federal income taxes recoverable                                  0          4,504
Investment income due and accrued                            65,381         62,409
Due from Parent                                               6,423              0
Deferred policy acquisition costs                           188,976        173,083
Other assets                                                 24,056         24,055
Assets held in separate accounts                          2,362,990      2,125,109
                                                       ---------------------------

Total assets                                           $  9,019,058   $  8,094,309
                                                       ===========================

LIABILITIES AND STOCKHOLDERS' EQUITY
Liabilities:
  Future policy benefits                               $  2,808,331   $  2,665,901
  Policyholders' and beneficiaries' funds                 2,285,311      2,085,483
  Policy and contract claims                                 43,815         43,884
  Dividends to policyholders                                 11,385         12,026
  Experience rating refund reserves                           6,614          3,529
  Liability for participating policies                       90,097         85,880
  Federal income taxes payable                               19,430              0
  Deferred federal income taxes                             233,349        185,278
  Due to Parent                                                   0         45,620
  Accrued expenses and other liabilities                    221,610        176,860
  Liabilities related to separate accounts                2,362,990      2,125,109
                                                       ---------------------------
Total liabilities                                         8,082,932      7,429,570

Stockholders' equity:
  Common stock, $312.50 par value; 8,000
    shares authorized, issued and outstanding                 2,500          2,500
  Additional paid-in capital                                316,500        131,500
  Retained earnings                                         327,020        263,481
  Accumulated other comprehensive income                    290,106        267,258
                                                       ---------------------------
Total stockholders' equity                                  936,126        664,739
                                                       ---------------------------

Total liabilities and stockholders' equity             $  9,019,058   $  8,094,309
                                                       ===========================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                        Consolidated Statements of Income

                                                                                YEARS ENDED DECEMBER 31
                                                                          2004            2003            2002
                                                                      --------------------------------------------
                                                                                        (IN THOUSANDS)
Revenues:
  Premiums, net                                                       $    501,351    $    574,630    $    555,579
  Net investment income                                                    348,468         334,895         282,858
  Realized capital and other gains (losses) on investments                  30,248           8,250         (29,905)
  Contractholder charges and assessments                                    32,003          27,780          24,888
  Other revenues                                                            36,910          42,194          34,602
                                                                      --------------------------------------------
Total revenues                                                             948,980         987,749         868,022

Benefits and expenses:
  Death and other policy benefits                                          458,954         448,319         439,068
  Recoveries from reinsurers on ceded claims                               (21,750)        (22,892)       (133,732)
  Provision for future policy benefits and other policy liabilities        134,774         201,318         294,711
  Interest credited to policyholders                                       118,471         120,167         108,259
  Change in deferred policy acquisition costs                              (14,242)        (16,364)        (14,874)
  General expenses                                                         144,436         154,012         144,566
  Insurance taxes and licenses                                              15,554          16,698          14,254
  Dividends to policyholders                                                10,974          11,751          13,010
                                                                      --------------------------------------------
Total benefits and expenses                                                847,171         913,009         865,262
                                                                      --------------------------------------------

Income before federal income taxes and earnings
  of participating policies                                                101,809          74,740           2,760

Federal income tax expense                                                  34,053          28,454             845
                                                                      --------------------------------------------

Income before earnings of participating policies                            67,756          46,286           1,915

 Earnings of participating policies net of federal income tax
   benefit of $3,863 in 2004, $4,217 in 2003 and $1,387 in 2002              4,217           5,033             523
                                                                      --------------------------------------------

Net income                                                            $     63,539    $     41,253    $      1,392
                                                                      ============================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

           Consolidated Statements of Changes in Stockholders' Equity

                                 (IN THOUSANDS)

                                                                                                ACCUMULATED
                                                                 ADDITIONAL                        OTHER
                                                    COMMON         PAID-IN        RETAINED     COMPREHENSIVE
                                                    STOCK          CAPITAL        EARNINGS        INCOME         TOTAL
                                                  -----------------------------------------------------------------------
Balance at January 1, 2002                        $    2,500    $     71,500    $    220,836   $     143,030   $  437,866

Additional paid-in capital                                            35,000                                       35,000

Comprehensive income:
    Net income                                                                         1,392                        1,392

    Other comprehensive income, net of tax:
        Net unrealized gains on investments                                                          166,521      166,521
                                                                                                               ----------

Comprehensive income                                                                                              167,913
                                                  -----------------------------------------------------------------------

Balance at December 31, 2002                           2,500         106,500         222,228         309,551      640,779

Additional paid-in capital                                            25,000                                       25,000

Comprehensive income (loss):
    Net income                                                                        41,253                       41,253

    Other comprehensive income, net of tax:
        Net unrealized losses on investments                                                         (44,498)     (44,498)
        Foreign currency translation adjustment                                                        2,205        2,205
                                                                                                               ----------

Comprehensive income (loss)                                                                                        (1,040)
                                                  -----------------------------------------------------------------------

Balance at December 31, 2003                           2,500         131,500         263,481         267,258      664,739

Additional paid-in capital                                           185,000                                      185,000

Comprehensive income:
    Net income                                                                        63,539                       63,539

    Other comprehensive income, net of tax:
        Net unrealized gains on investments                                                           23,087       23,087
        Foreign currency translation adjustment                                                         (239)        (239)
                                                                                                               ----------

Comprehensive income                                                                                               86,387
                                                  -----------------------------------------------------------------------

Balance at December 31, 2004                      $    2,500    $    316,500    $    327,020   $     290,106   $  936,126
                                                  =======================================================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                      Consolidated Statements of Cash Flows

                                                                          YEARS ENDED DECEMBER 31
                                                                    2004            2003            2002
                                                                --------------------------------------------
                                                                               (IN THOUSANDS)
CASH FLOWS FROM OPERATING ACTIVITIES
 Net income                                                     $     63,539    $     41,253    $      1,392
Adjustments to reconcile net income to net cash
   provided by operating activities:
     Realized capital and other (gains) losses on investments        (30,248)         (8,250)         29,905
     Accretion of bond discount                                      (26,082)        (28,892)        (22,016)
     Interest credited to policyholders                              118,471         120,167         108,259
     Changes in assets and liabilities:
        Amounts recoverable from reinsurers                          (31,902)        396,841           2,137
        Premiums receivable                                           (4,570)          4,193          (3,149)
        Investment income due and accrued                             (2,972)         (1,237)         (5,798)
        Deferred policy acquisition costs                            (14,242)        (16,364)        (14,874)
        Other assets                                                    (757)           (573)          9,583
        Future policy benefits                                       151,862         166,008         275,765
        Funds withheld on reinsurance                                      0        (381,464)         10,739
        Policy and contract claims                                       (69)         (5,778)          3,318
        Dividends to policyholders                                      (641)         (1,643)            437
        Experience rating refund liabilities                           3,085           4,289          (2,335)
        Liability for participating policies                           4,217           5,033             523
        Change in federal income tax recoverable                      23,934           1,790           5,986
        Deferred federal income taxes                                 35,268          21,716          (1,170)
        Due to Parent                                                (52,043)         11,553          (9,300)
        Accrued expenses and other liabilities                        13,288         (12,035)         (7,606)
                                                                --------------------------------------------
Net cash provided by operating activities                            250,138         316,607         381,796

CASH FLOWS FROM INVESTING ACTIVITIES
  Proceeds from fixed maturities sold                                768,210       1,205,925         574,402
  Proceeds from fixed maturities matured                              59,535         103,560         231,868
  Cost of fixed maturities acquired                               (1,199,253)     (1,766,115)     (1,294,830)
  Proceeds from equity securities sold                                 4,284           3,351             816
  Cost of equity securities acquired                                  (1,695)         (4,788)           (218)
  Change in policy loans                                              (5,343)         (6,079)            614
  Investment cash in transit                                           1,425          (3,446)         (4,701)
  Sale of international business                                           0           1,617               0
  Proceeds from short-term investments sold or matured               214,178       2,242,468       1,700,422
  Cost of short-term investments acquired                           (130,220)     (2,227,036)     (1,593,866)
  Net proceeds from reverse repurchase agreements                     15,251          (4,523)         10,580
  Proceeds from other long-term investments sold                      19,416          17,079           4,472
  Cost of other long-term investments acquired                       (27,484)        (23,436)        (12,005)
                                                                --------------------------------------------
 Net cash used in investing activities                              (281,696)       (461,423)       (382,446)

CASH FLOWS FROM FINANCING ACTIVITIES
  Additional paid-in capital                                         185,000          25,000          35,000
  Policyholders' deposits on investment contracts                    240,959         284,731         252,923
  Policyholders' withdrawals from investment contracts              (163,083)       (158,499)       (150,318)
  Change in securities loaned                                         13,078         (54,056)       (152,378)
                                                                --------------------------------------------
 Net cash provided by (used in) financing activities                 275,954          97,176         (14,773)
                                                                --------------------------------------------

Change in cash and cash equivalents                                  244,396         (47,640)        (15,423)
Cash and cash equivalents at beginning of year                        41,717          89,357         104,780
                                                                --------------------------------------------

Cash and cash equivalents at end of year                        $    286,113    $     41,717    $     89,357
                                                                ============================================

SEE ACCOMPANYING NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

                    Liberty Life Assurance Company of Boston

                   Notes to Consolidated Financial Statements

                                December 31, 2004

                             (Amounts in Thousands)


1. NATURE OF OPERATIONS AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Liberty Life Assurance Company of Boston (the Company) is domiciled in the Commonwealth of Massachusetts. The Company is 90% owned by Liberty Mutual Insurance Company and 10% owned by Liberty Mutual Fire Insurance Company. Liberty Mutual Insurance Company and Liberty Mutual Fire Insurance Company are both wholly owned by Liberty Mutual Group, Inc. Liberty Mutual Group, Inc. is wholly owned by LMHC Massachusetts Holdings Inc., which is wholly owned by Liberty Mutual Holding Company Inc.

The Company insures life, annuity and accident and health risks for groups and individuals. The Company also issues structured settlement contracts and administers separate account contracts. The Company is licensed and sells its products in all 50 states, the District of Columbia and Canada.

BASIS OF PRESENTATION

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the amounts reported in the consolidated financial statements and accompanying notes. Actual results could differ from those estimates.

PRINCIPLES OF CONSOLIDATION

The accompanying consolidated financial statements include the accounts of the Company and its majority-owned subsidiaries. All significant intercompany transactions and balances have been eliminated.

Partnerships, joint venture interests and other equity investments in which the Company does not have a controlling financial interest, but has significant influence, are recorded using the equity method of accounting and are included in other invested assets.

RECENT ACCOUNTING PRONOUNCEMENTS

In July 2003, the Accounting Standards Executive Committee of the American Institute of Certified Public Accountants (AcSEC) issued Statement of Position 03-1, ACCOUNTING AND REPORTING BY INSURANCE ENTERPRISES FOR CERTAIN NONTRADITIONAL LONG-DURATION CONTRACTS AND FOR SEPARATE ACCOUNTS (SOP 03-1). SOP 03-1 provides a conceptual framework that facilitates the determination of the proper accounting for various life and annuity products. SOP 03-1 requires (1) the reporting and measurement of separate account assets and liabilities as general account assets and liabilities when specified criteria are not met, (2) the capitalization of sales inducements that meet specified criteria and amortizing such amounts over the life of the contracts using the same methodology as used for amortizing deferred acquisition costs, but immediately expensing sales inducements accrued or credited if such criteria are not met, and (3) the classification and valuation of certain nontraditional long-duration contract liabilities. The Company adopted SOP 03-1 on January 1, 2004. The Statement did not have a material impact on the Company's results from operations, financial condition or liquidity.

In November 2003, the Emerging Issues Task Force (EITF) reached a consensus on the disclosures required for other-than-temporary impairments and continued their discussions on an other-than-temporary impairment model outlined in EITF Issue 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTS (EITF 03-1). EITF 03-1 requires investors to disclose quantitative information about the (1) aggregate amount of unrealized losses,
(2) the aggregate related fair values of investments with unrealized losses, segregated into less than and greater than 12 months categories and (3) qualitative information that supports their conclusion that the impairments noted in the quantitative disclosures are not other-than-temporary. The Company implemented the disclosure requirements for EITF 03-1 for the year ended December 31, 2003 (refer to Note 4).

In October 2004, the FASB issued Staff Position EITF 03-1-1, EFFECTIVE DATE OF PARAGRAPHS 10-20 OF EITF ISSUE NO. 03-1, THE MEANING OF OTHER-THAN-TEMPORARY IMPAIRMENT AND ITS APPLICATION TO CERTAIN INVESTMENTs (FSP EITF 03-1-1). FSP EITF 03-1-1 delayed indefinitely the effective date for the measurement and recognition of EITF 03-1. Companies are still required to determine whether an investment is impaired based on existing impairment guidance and provide disclosures as required under EITF 03-1.

In January 2003, the FASB issued Interpretation No. 46, CONSOLIDATION OF VARIABLE INTEREST ENTITIES, AN INTERPRETATION OF ARB NO. 51 (FIN 46). FIN 46 requires certain variable interest entities (VIEs) to be consolidated by the primary beneficiary of the entity if the equity investors in the entity do not have the characteristics of a controlling financial interest or the entity does not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. FIN 46 was revised in late 2003, and is effective in 2004 for the Company for all new VIEs created or acquired after December 31, 2003. For VIEs created or acquired by the Company prior to December 31, 2003, the provisions of FIN 46 must be applied in 2005. The Company is continuing to evaluate the impact of the adoption of FIN 46, and does not anticipate that its adoption will have a material impact on the Company's financial condition or results of operations.

In April 2003, the Derivative Implementation Group (DIG) exposed for comment SFAS No. 133 Implementation Issue No. 36, EMBEDDED DERIVATIVES: BIFURCATION OF A DEBT INSTRUMENT THAT INCORPORATES BOTH INTEREST RATE RISK AND CREDIT RATE RISK EXPOSURES THAT ARE UNRELATED OR ONLY PARTIALLY RELATED TO THE CREDITWORTHINESS OF THE ISSUER OF THAT INSTRUMENT. DIG B36 addresses whether SFAS No. 133 requires bifurcation of a debt instrument into a debt host contract and an embedded derivative if the debt instrument incorporates both interest rate risk and credit risk exposures that are unrelated or only partially related to the creditworthiness of the issuer of that instrument. Under DIG B36, modified coinsurance and coinsurance with funds withheld reinsurance agreements, as well as other types of receivables and payables where interest is determined by reference to a pool of fixed maturity assets or a total return debt index, are examples of arrangements containing embedded derivatives requiring bifurcation. DIG B36 was effective October 1, 2003. The adoption of DIG B36 had no impact on the Company's consolidated financial position, results from operations or cash flows.

INVESTMENTS

Fixed maturity and equity securities are classified as available for sale and are carried at fair value. Unrealized gains and losses on fixed maturity and equity securities are reflected in accumulated other comprehensive income, net of applicable deferred income taxes. The cost of fixed maturity and equity investments is adjusted for impairments in value deemed to be other than temporary, and such adjustments are reported as a component of realized capital and other gains (losses) on investments.

For the mortgage-backed bond portion of the fixed maturity investment portfolio, the Company recognizes income using a constant effective yield based on anticipated prepayments and the estimated economic life of the securities. When actual prepayments differ significantly from anticipated prepayments, the effective yield is recalculated to reflect actual payments to date and anticipated future payments, and any resulting adjustment is included in net investment income.

Cash and cash equivalents include cash and all highly liquid investments with maturities of three months or less at the date of acquisition. The Company's cash and cash equivalents are carried at cost that approximates fair value.

Short-term investments include investments with maturities of less than one year at the date of acquisition, and are carried at amortized cost that approximates fair value.

Other invested assets, principally investments in limited partnerships, are accounted for using the equity method, unless the investment is so minor that the Company has no influence over the partnership's operating and finance policies. Investments in excess of three percent of a limited partnership are considered more than minor. The Company applies the cost method for those investments which are considered minor.

Recognition of unrealized gains and losses of limited partnership investments are recorded consistent with the methodology used by the underlying limited partnership investment (Statements of Income or Stockholders' Equity).

Policy loans are reported at unpaid loan balances, which approximate fair value.

Realized capital gains and losses on sales of investments are determined on the specific identification method. Unrealized losses that are other-than-temporary are recognized as realized losses. The Company's accounting policy for other-than-temporary impairment recognition requires other-than-temporary impairment charges to be recorded when it is determined that the Company is unlikely to recover its cost basis in an investment in the near-term. Factors considered in evaluating whether a decline in value is other-than-temporary include: (a) the length of time and the extent to which the fair value has been below cost; (b) the financial condition and near-term prospects of the issuer; and (c) the intent and ability of the Company to retain the investment for a period of time sufficient to allow for any anticipated recovery. In addition, for securities expected to be sold, an other-than-temporary impairment charge is recognized if the Company does not expect the fair value of a security to recover to cost or amortized cost prior to the expected date of sale.

DEFERRED POLICY ACQUISITION COSTS

Deferred policy acquisition costs are the costs of acquiring new business which vary with, and are primarily related to, the production of new business. Such costs include commissions, certain costs of policy underwriting and variable agency expenses. Acquisition costs related to traditional and group life insurance and certain group accident and health insurance, to the extent recoverable from future policy revenues, are deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves.

For universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits arising principally from surrender charges and investment, mortality and expense margins. Deferred policy acquisition costs are adjusted for amounts relating to unrealized gains and losses on fixed maturity and equity securities the Company has designated as available for sale. This adjustment, net of tax, is included with the net unrealized gains or losses that are reflected in accumulated other comprehensive income.

RECOGNITION OF TRADITIONAL LIFE PREMIUM REVENUE AND RELATED EXPENSES

Premiums on traditional life insurance policies are recognized as revenue when due. Benefits and expenses are associated with premiums so as to result in the recognition of profits over the life of the policies. This association is accomplished by providing liabilities for future policy benefits and the deferral and subsequent amortization of acquisition costs.

Revenues from universal life policies represent investment income from the related invested assets and amounts assessed against policyholders' account balances. Included in such assessments are mortality charges, surrender charges and administrative fees. Policy account balances consist of consideration received plus credited interest, less accumulated policyholder charges, assessments and withdrawals. Credited interest rates were between 4.00% and 8.00% in 2004, 2003 and 2002.

INVESTMENT CONTRACTS

The Company writes certain annuity and structured settlement contracts without mortality risk, which are accounted for as investment contracts. Revenues for investment contracts consist of investment income from the related invested assets, with profits recognized to the extent investment income earned exceeds the amount credited to the contract. This method of computing the liability for future policy benefits effectively results in recognition of profits over the benefit period. Policy account balances consist of consideration received plus credited interest less policyholder withdrawals. Credited interest rates for deferred annuity contracts were between 4.00% and 5.00% in 2004, 2003 and 2002. Credited interest rates for structured settlement and other immediate annuity contracts were between 1.00% and 9.00% in 2004, 2003 and 2002.

FUTURE POLICY BENEFITS

Liabilities for future policy benefits for traditional life policies have been computed using the net level premium method based on estimated future investment yield, mortality and withdrawal experience. Interest rate assumptions were between 4.50% and 10.25% for all years of issue. Mortality assumptions have been calculated principally on an experience multiple applied to the 1955-60 and 1965-70 Select and Ultimate Basic Tables for issues prior to 1986; the 1986 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1986 to 1992 issues; the 1991 Bragg Non-Smoker/Smoker Select and Ultimate Basic Tables for 1993-1998; and the 1975-1980 Select and Ultimate Basic Tables for 1999 and subsequent issues. Withdrawal assumptions generally are based on the Company's experience.

The liability for future policy benefits with respect to structured settlement contracts with life contingencies and single premium group annuities (group pension) is determined based on interest crediting rates between 6.00% and 8.25%. The mortality assumptions for the group pension business are based on the 1971 GAM Tables. The structured settlement and other immediate annuity business mortality assumptions for issues through 1999 are based on the 1971 IAM Tables. Mortality assumptions for issues from 2000 to present are based on either the Annuity 2000 Table or an experience adjusted Annuity 2000 Table.

Future policy benefits for long-term disability cases are computed using the 1987 Commissioners' Group Disability Table adjusted for the Company's experience.

POLICY AND CONTRACT CLAIMS

Accident and health business policy and contract claims principally include claims in course of settlement and claims incurred but not reported, which are determined based on a formula derived as a result of the Company's past experience. Claims liabilities may be more or less than the amounts paid when the claims are ultimately settled. Such differences represent changes in estimates, and are recorded in the statement of operations in the year the claims are settled.

REINSURANCE

All assets and liabilities related to reinsurance ceded contracts are reported on a gross basis in the balance sheets. The statements of income reflect premiums, benefits and settlement expenses net of reinsurance ceded.

Reinsurance premiums, commissions, expense reimbursements, benefits and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for original policies issued and the terms of the reinsurance contracts.

FEDERAL INCOME TAXES

Income taxes have been provided using the liability method in accordance with SFAS No. 109, ACCOUNTING FOR INCOME TAXES. Under this method, deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect of a change in tax rates on deferred tax assets and liabilities is recognized in income in the period that includes the enactment date. The measurement of deferred tax assets is reduced by a valuation allowance if, based upon the available evidence, it is more likely than not that some or all of the deferred tax assets will not be realized.

PARTICIPATING POLICIES

Participating policies approximate 14%, 17% and 19% of ordinary life insurance in force at December 31, 2004, 2003 and 2002, respectively, and 20%, 17% and 17% of ordinary insurance premium revenue in 2004, 2003 and 2002, respectively. Dividends to participating policyholders are calculated as the sum of the difference between the assumed mortality, interest and loading, and the actual experience of the Company relating to participating policyholders. As a result of statutory regulations, the major portion of earnings from participating policies inures to the benefit of the participating policyholders and is not available to stockholders. Undistributed earnings of the participating block of business is represented by the liability for participating policies in the consolidated balance sheets. The payment of dividends to stockholders is further restricted by insurance laws of the Commonwealth of Massachusetts.

FOREIGN CURRENCY TRANSLATION

The Company enters into certain transactions that are denominated in a currency other than the U.S. dollar. Functional currencies are assigned to foreign currencies. These amounts are accumulated and then converted to U.S. dollars. The unrealized gain or loss from the translation is reflected in accumulated other comprehensive income, net of deferred federal income taxes. The translations are calculated using current exchange rates for the balance sheet and average exchange rates for the statement of income.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the consolidated balance sheets represent funds that are separately administered, principally for annuity contracts, and for which the contractholder, rather than the Company, bears the investment risk. Separate account contractholders have no claim against the assets of the general account of the Company. Separate account assets are reported at fair value. The operations of the separate accounts are not included in the consolidated financial statements. Fees charged on separate account policyholder deposits are included in other income.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform to the current year presentation.

2. INVESTMENTS

FIXED MATURITIES

The amortized cost, gross unrealized gains and losses, and fair value of investments in fixed maturities available for sale, are summarized below:

                                                             DECEMBER 31, 2004
                                         ----------------------------------------------------------
                                                           GROSS          GROSS
                                          AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                            COST           GAINS          LOSSES          VALUE
                                         ----------------------------------------------------------
     U.S. Treasury securities and
        obligations of U.S. government
        corporations and agencies        $    390,063   $    123,630   $         (9)   $    513,684
     Debt securities issued by states
        and municipalities                     95,637          8,390           (375)        103,652
     Corporate securities                   3,030,321        298,721         (5,945)      3,323,097
     U.S. government guaranteed
        mortgage-backed securities          1,716,262        109,182         (6,217)      1,819,227
                                         ----------------------------------------------------------

     Total fixed maturities available
        for sale                         $  5,232,283   $    539,923   $    (12,546)   $  5,759,660
                                         ==========================================================

                                                             DECEMBER 31, 2003
                                         ----------------------------------------------------------
                                                           GROSS          GROSS
                                          AMORTIZED      UNREALIZED     UNREALIZED         FAIR
                                            COST           GAINS          LOSSES          VALUE
                                         ----------------------------------------------------------
     U.S. Treasury securities and
        obligations of U.S. government
        corporations and agencies        $    455,848   $    149,766   $        (67)   $    605,547
     Debt securities issued by states
        and municipalities                     93,923          7,645           (979)        100,589
     Corporate securities                   2,519,281        273,225         (6,699)      2,785,807
     U.S. government guaranteed
        mortgage-backed securities          1,745,999         90,583        (14,027)      1,822,555
                                         ----------------------------------------------------------

     Total fixed maturities available
        for sale                         $  4,815,051   $    521,219   $    (21,772)   $  5,314,498
                                         ==========================================================

The amortized cost and fair value of the Company's investment in fixed maturities available for sale by contractual maturity are summarized below:

                                                                  DECEMBER 31, 2004
                                                             ---------------------------
                                                               AMORTIZED        FAIR
                                                                 COST          VALUE
                                                             ---------------------------
     Maturity in one year or less                            $     81,627   $     83,750
     Maturity after one year through five years                   507,267        554,152
     Maturity after five years through ten years                  970,539      1,072,810
     Maturity after ten years                                   1,956,589      2,229,721
     U.S. government guaranteed mortgage-backed securities      1,716,261      1,819,227
                                                             ---------------------------

     Total fixed maturities available for sale               $  5,232,283   $  5,759,660
                                                             ===========================

The expected maturities in the foregoing table may differ from the contractual maturities because certain eligible borrowers may exercise their right to call or prepay obligations with or without call or prepayment penalties.

Gross gains of $25,817, $31,335 and $21,338 and gross losses of $6,291, $22,920 and $37,435 were realized on the sales of fixed maturities available for sale during 2004, 2003 and 2002, respectively. Included in the gross realized losses were bond write-downs of $1,132, $6,482 and $4,892 for 2004, 2003 and 2002, respectively.

At December 31, 2004, bonds with a par value of $8,499 were on deposit with state insurance departments to satisfy regulatory requirements.

EQUITY SECURITIES AND OTHER INVESTED ASSETS

Unrealized gains and losses on investments in equity securities classified as available for sale are reflected in stockholders' equity and do not affect operations. Unrealized gains and losses on other invested assets are reflected in realized capital and other gains (losses) or stockholders' equity based upon the underlying financial statement reporting of the partnerships. The cost, gross unrealized gains and losses, and fair value of those investments are summarized below:

                                             DECEMBER 31, 2004
                             --------------------------------------------------
                                            GROSS        GROSS
                                          UNREALIZED   UNREALIZED       FAIR
                                COST        GAINS        LOSSES        VALUE
                             --------------------------------------------------
     Equity securities       $    1,652   $        0   $      (52)   $    1,600
     Other invested assets       63,755       14,482       (4,314)       73,923
                             --------------------------------------------------

     Total                   $   65,407   $   14,482   $   (4,366)   $   75,523
                             ==================================================

                                             DECEMBER 31, 2003
                             --------------------------------------------------
                                            GROSS        GROSS
                                          UNREALIZED   UNREALIZED       FAIR
                                COST        GAINS        LOSSES        VALUE
                             --------------------------------------------------
     Equity securities       $    2,350   $        7   $       (7)   $    2,350
     Other invested assets       73,556        3,265      (22,308)       54,513
                             --------------------------------------------------

     Total                   $   75,906   $    3,272   $  (22,315)   $   56,863
                             ==================================================

NET INVESTMENT INCOME

Major categories of the Company's net investment income are summarized below:

                                                           YEARS ENDED DECEMBER 31
                                                       2004         2003         2002
                                                    ------------------------------------
     Investment income:
      Fixed maturities                              $  345,526   $  332,160   $  279,212
      Policy loans                                       4,387        3,670        4,087
      Short-term investments and cash equivalents        2,146        1,385        1,646
      Other invested assets                              1,407          629          616
                                                    ------------------------------------
     Gross investment income                           353,466      337,844      285,561

     Less investment expenses                            4,998        2,949        2,703
                                                    ------------------------------------

     Net investment income                          $  348,468   $  334,895   $  282,858
                                                    ====================================

REALIZED CAPITAL AND OTHER GAINS (LOSSES) ON INVESTMENTS

Realized capital and other gains (losses) on investments were derived from the following sources:

                                                           YEARS ENDED DECEMBER 31
                                                       2004         2003         2002
                                                    ------------------------------------
     Fixed maturities                               $   19,526   $    8,415   $  (16,097)
     Other invested assets                              10,722         (165)     (13,808)
                                                    ------------------------------------

     Realized capital and other gains (losses)
        on investments                              $   30,248   $    8,250   $  (29,905)
                                                    ====================================

CONCENTRATION OF INVESTMENTS

There were no investments in a single entity's fixed maturities in excess of ten percent of stockholders' equity at December 31, 2004 and 2003.

The following table shows a schedule of the Company's unrealized losses and fair value by security type of potential impairment at December 31, 2004 and at December 31, 2003:

                                                     YEAR ENDED DECEMBER 31, 2004
                                    -----------------------------------------------------------------
                                          LESS THAN 12 MONTHS             GREATER THAN 12 MONTHS
                                    -----------------------------------------------------------------
                                                     FAIR VALUE OF                     FAIR VALUE OF
                                                      INSTRUMENTS                       INSTRUMENTS
                                                         WITH                              WITH
                                     UNREALIZED       UNREALIZED       UNREALIZED       UNREALIZED
                                       LOSSES           LOSSES           LOSSES           LOSSES
                                    -----------------------------------------------------------------
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies        $         (9)   $         5,419   $          0    $             0
Debt securities issued by states
   and municipalities                        (50)             4,152           (325)             5,276
Corporate fixed maturity
   securities                             (2,441)           229,287         (3,504)            87,495
U.S. government guaranteed
   mortgage-backed securities               (886)           130,732         (5,331)           116,731
Equity securities                            (52)                13              0                  0
                                    -----------------------------------------------------------------

Total                               $     (3,438)   $       369,603   $     (9,160)   $       209,502
                                    =================================================================

                                                     YEAR ENDED DECEMBER 31, 2003
                                    -----------------------------------------------------------------
                                          LESS THAN 12 MONTHS             GREATER THAN 12 MONTHS
                                    -----------------------------------------------------------------
                                                     FAIR VALUE OF                     FAIR VALUE OF
                                                      INSTRUMENTS                       INSTRUMENTS
                                                         WITH                              WITH
                                     UNREALIZED       UNREALIZED       UNREALIZED       UNREALIZED
                                       LOSSES           LOSSES           LOSSES           LOSSES
                                    -----------------------------------------------------------------
U.S. Treasury securities and
   obligations of U.S. government
   corporations and agencies        $        (67)   $         7,483   $          0    $             0
Debt securities issued by states
   and municipalities                       (979)            21,117              0                  0
Corporate fixed maturity
   securities                             (6,228)           180,395           (471)            11,400
U.S. government guaranteed
   mortgage-backed securities            (13,128)           463,694           (899)             9,188
Equity securities                             (7)                18              0                  0
                                    -----------------------------------------------------------------

Total                               $    (20,409)   $       672,707   $     (1,370)   $        20,588
                                    =================================================================

THE NATURE OF THE INVESTMENTS. The representation is made for invested assets of Liberty Life Assurance Company of Boston. It excludes investments in Private Equity Limited Partnerships which are marked to market with any change in value reflected in the Statement of Income. These investments are included within the scope of the process for the evaluation of investment holdings for other-than-temporary impairments described below.

THE SEVERITY OF THE IMPAIRMENTS, INCLUDING THE NUMBER OF SECURITIES THAT ARE IMPAIRED. Approximately $12,000, or 99.6%, of the unrealized losses shown above exist on securities where the market value of the security is 10% or less below the book value for the security. Unrealized losses have declined from $21,800 as of December 31, 2003 to $12,600 as of December 31, 2004. The decrease in unrealized losses since December 31, 2003 is indicative of the relative strength in the markets during that period. These unrealized losses involve approximately 336 lots across over 125 different securities within the portfolios of Liberty Life Assurance Company of Boston, excluding the separate accounts it manages.

THE DURATION OF THE IMPAIRMENTS. Those securities whose fair value has been below book for less than 12 months are reflected in the columns labeled as such. Those securities whose fair value has been below book value for over 12 months are reflected in the columns labeled as such. In general, those securities whose fair value is less than book value by a larger percentage, or whose fair value has been below the corresponding book value for a longer duration are equity in nature, including Private Equity co-investments. As such, the change in unrealized gain or loss is reflected in the Statement of Income in the current period and is not dependent on the recording of an adjustment to the carrying value of the security holding.

THE EVIDENCE THAT THE INVESTOR CONSIDERED (BOTH POSITIVE AND NEGATIVE) IN REACHING THE CONCLUSION THAT THE IMPAIRMENTS ARE NOT OTHER-THAN-TEMPORARY. Liberty Life Assurance Company of Boston follows a consistent and systematic process for the evaluation of investment holdings for other-than-temporary declines in value. Responsibility for the review process rests with the Investment Department and Chief Investment Officer and his designees. Reviews are conducted quarterly for all fixed income and public equities, and semi-annually for all private equities (e.g., Limited Partnerships) and co-investments (i.e., direct private placements made in conjunction with a Limited Partnership). All securities are subject to the review with the exception of those issued by the Government of the United States, it Agencies and Government Sponsored Enterprises such as the Government National Mortgage Association (GNMA), etc. Securities are reviewed for both quantitative and qualitative considerations including, but not limited to: the extent of the decline in fair value below book value, the duration of the decline, significant adverse changes in the financial condition or near-term prospects for the investment or issuer, significant changes in the business climate or credit ratings of the issuer, the intent and ability of the company to hold its investment for a period sufficient to allow for any anticipated recovery, general market conditions and volatility, industry factors and the past impairment history of the security holding or the issuer. All mortgage-backed securities and asset-backed securities are reviewed for other-than-temporary impairment treatment in accordance with the guidance of EITF 99-20. The results of the initial screening are reviewed by one or more portfolio managers to ensure that all relevant factors have been considered. The final recommendations for impairment or nonimpairment for the identified securities are reviewed with the Chief Investment Officer before action is taken.

Liberty Life Assurance Company of Boston writes down to fair value all holdings that are classified as other-than-temporarily impaired in the period in which the impairment is deemed to be other than temporary. The resulting losses are recognized in realized gains and losses in the Statement of Income. Included in the gross realized losses were bond write-downs of $1,132, $6,482 and $4,892 for 2004, 2003 and 2002, respectively.

3. REINSURANCE

Certain premiums and benefits are assumed from and ceded to other insurance companies under various reinsurance agreements. The Company cedes business to reinsurers to share risks under life, health, and annuity contracts for the purpose of providing the Company with increased capacity to write larger risks and maintain its exposure to loss within capital resources. The effect of reinsurance assumed and ceded on premiums was as follows:

                                              YEAR ENDED DECEMBER 31, 2004
                                   -------------------------------------------------
                                                 ASSUMED      CEDED TO
                                     DIRECT     FROM OTHER     OTHER         NET
                                     AMOUNT      COMPANIES   COMPANIES      AMOUNT
                                   -------------------------------------------------
     Individual Life and Annuity   $  192,262   $      217   $   25,981   $  166,498
     Group Life and Disability        350,526            1       15,691      334,836
     Group Pension and Other               20            0            3           17
                                   -------------------------------------------------

     Total premiums                $  542,808   $      218   $   41,675   $  501,351
                                   =================================================

                                              YEAR ENDED DECEMBER 31, 2003
                                   -------------------------------------------------
                                                 ASSUMED      CEDED TO
                                     DIRECT     FROM OTHER     OTHER         NET
                                     AMOUNT      COMPANIES   COMPANIES      AMOUNT
                                   -------------------------------------------------
     Individual Life and Annuity   $  242,832   $      174   $   18,262   $  224,744
     Group Life and Disability        344,896            3       13,438      331,461
     Group Pension and Other           31,072            0       12,647       18,425
                                   -------------------------------------------------

     Total premiums                $  618,800   $      177   $   44,347   $  574,630
                                   =================================================

                                              YEAR ENDED DECEMBER 31, 2002
                                   -------------------------------------------------
                                                 ASSUMED      CEDED TO
                                     DIRECT     FROM OTHER     OTHER         NET
                                     AMOUNT      COMPANIES   COMPANIES      AMOUNT
                                   -------------------------------------------------
     Individual Life and Annuity   $  308,658   $       99   $   10,634   $  298,123
     Group Life and Disability        333,169          185       95,478      237,876
     Group Pension and Other           34,558            0       14,978       19,580
                                   -------------------------------------------------

     Total premiums                $  676,385   $      284   $  121,090   $  555,579
                                   =================================================

Amounts payable or recoverable for reinsurance on policy and contract liabilities are not subject to periodic or maximum limits.

The Company remains obligated for amounts ceded in the event that the reinsurers do not meet their obligations. To minimize its exposure to significant losses from reinsurance insolvencies, the Company evaluates the financial condition of its reinsurers and monitors concentration of credit risk arising from similar characteristics of the reinsurers.

Effective June 30, 2003, the Company entered into an assumption reinsurance agreement to sell its Canadian disability business to Maritime Life. Under this agreement, the Company received proceeds of $4,875 and recognized a gain of $1,493.

During 2002, the Company entered into an assumption reinsurance agreement to sell its Canadian individual life business to Unity Life of Canada. On December 20, 2002, the Company received approval from Canadian regulators. Under this agreement, the Company ceded $4,066 of reserves, and recognized a loss of $387 in 2002.

4. FEDERAL INCOME TAXES

The Company is included in a consolidated federal income tax return with Liberty Mutual and its other subsidiaries. Under a written tax sharing agreement, approved by the Board of Directors, Liberty Mutual collects from and refunds to the subsidiaries the amount of taxes or benefits determined as if Liberty Mutual and the subsidiaries filed separate returns.

Federal income tax expense attributable to income from operations was composed of the following:

                                                      YEARS ENDED DECEMBER 31
                                                  2004          2003         2002
                                               -------------------------------------
     Current                                   $   (1,216)   $    6,737   $    2,015
     Deferred                                      35,269        21,717       (1,170)
                                               -------------------------------------

     Federal income tax expense                $   34,053    $   28,454   $      845
                                               =====================================

A reconciliation of federal income tax expense as recorded in the consolidated statements of income with expected federal income tax expense computed at the applicable federal income tax rate of 35% is summarized below:

                                                             YEARS ENDED DECEMBER 31
                                                         2004          2003         2002
                                                      -------------------------------------
     Expected income tax expense                      $   35,633    $   26,159   $      966
        Adjustments to income taxes resulting from:
           Reconciliation of prior year tax return           162           646         (121)
           Other, net                                     (1,742)        1,649            0
                                                      -------------------------------------

     Federal income tax expense                       $   34,053    $   28,454   $      845
                                                      =====================================

The Company made (received) tax payments of $10,563, $6,114 and $(3,971) during 2004, 2003 and 2002, respectively.

The tax effects of temporary differences that give rise to significant portions of deferred tax assets and deferred liabilities are summarized below:

                                                                            DECEMBER 31
                                                                       2004            2003
                                                                   ----------------------------
     Deferred tax assets:
          Dividends to policyholders                               $      2,654    $      2,879
          Unearned interest on policy loans                                 103             103
          Unearned group premium adjustment                                  71              79
        Recapture of statutory reinsurance                                    0          27,377
          Unrealized loss on other long-term investments                 15,468          16,027
          Other                                                             276             350
                                                                   ----------------------------

     Total deferred tax assets                                           18,572          46,815
                                                                   ----------------------------

     Deferred tax liabilities:
          Future policy benefits                                        (41,115)        (38,992)
          Deferred acquisition costs                                    (40,851)        (37,210)
          Bonds purchased at market discount                             (5,881)         (5,545)
          Bonds market valuation adjustment                            (155,152)       (142,710)
          Reconciliation of taxes on other long-term investments         (7,485)         (5,800)
          Due and uncollected premium adjustment                         (1,005)           (677)
          Other                                                            (432)         (1,159)
                                                                   ----------------------------

     Total deferred tax liabilities                                    (251,921)       (232,093)
                                                                   ----------------------------

     Net deferred tax liability                                    $   (233,349)   $   (185,278)
                                                                   ============================

In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred tax assets and, therefore, no valuation allowance has been established.

Prior to 1984, a portion of the Company's income was not taxed, but was accumulated in a "policyholders' surplus account." In the event that those amounts are distributed to stockholders', or the balance of the account exceeds certain limitations under the Internal Revenue Code, the excess amounts would become taxable at current rates. The policyholders' surplus account balance at December 31, 2004 and 2003 was approximately $4,000. Management does not intend to take actions, nor does management expect any events to occur that would cause federal income taxes to become payable on that amount. However, if such taxes were assessed, the amount of taxes payable would be approximately $1,400 in 2004 and 2003.

5. UNPAID CLAIMS LIABILITY FOR GROUP ACCIDENT AND HEALTH BUSINESS

The following table provides a reconciliation of the beginning and ending balances of unpaid claim liabilities, principally included in future policy benefits, net of reinsurance recoverables:

                                                         YEARS ENDED DECEMBER 31
                                                          2004            2003
                                                      ----------------------------
     Unpaid claim liabilities, at beginning of year   $    697,453    $    694,412
        Less reinsurance recoverables                       37,793          70,457
                                                      ----------------------------
     Net balance at beginning of year                      659,660         623,955

     Claims incurred related to:
        Current year                                       248,446         237,915
        Prior years-incurred                               (39,347)        (37,673)
        Prior years-interest                                30,984          29,673
                                                      ----------------------------
     Total incurred                                        240,083         229,915

     Claims paid related to:
        Current year                                        65,899          66,909
        Prior years                                        132,246         127,301
                                                      ----------------------------
     Total paid                                            198,145         194,210
                                                      ----------------------------

     Net balance at end of year                            701,598         659,660
     Add reinsurance recoverables                           35,803          37,793
                                                      ----------------------------

     Unpaid claim liabilities, at end of year         $    737,401    $    697,453
                                                      ============================

The favorable development in 2004 and 2003 related to claims incurred in prior years resulted from the Company's actual experience being better than expected. Interest accrued on prior year reserves has been calculated and accumulated monthly on the opening reserve balance using the discount rate specific to each yearly reserve block.

6. RISK-BASED CAPITAL AND RETAINED EARNINGS

Life insurance companies are subject to certain Risk-Based Capital (RBC) requirements as specified by the National Association of Insurance Commissioners
(NAIC). Under those requirements, the amount of capital and surplus maintained by a life insurance company is to be determined based on the various risk factors related to it. At December 31, 2004, the Company meets the RBC requirements.

The payment of dividends by the Company to stockholders is limited and cannot be made except from earned profits. The maximum amount of dividends that may be paid by life insurance companies without prior approval of the Commonwealth of Massachusetts Insurance Commissioner is subject to restrictions relating to statutory surplus and net gain from operations.

According to a resolution voted by the Board of Directors of the Company, not more than the larger of 10% of statutory profits on participating business or fifty cents per thousand dollars of participating business in force in a given year may accrue to the benefit of stockholders. The amount of statutory unassigned (deficit) surplus held for the benefit of participating policyholders and stockholders was $(32,430) and $335,049, respectively, at December 31, 2004. Dividends paid to policyholders were $11,615 in 2004, and there were no dividends paid to stockholders in 2004.

7. COMMITMENTS AND CONTINGENCIES

The Company is named as a defendant in various legal actions arising principally from claims made under insurance policies and contracts. Those actions are considered by the Company in estimating reserves for policy and contract liabilities. The Company's management believes that the resolution of those actions will not have a material effect on the Company's consolidated financial position or results of operations.

The Company is subject to insurance guaranty fund laws in the states in which it does business. These laws assess insurance companies amounts to be used to pay benefits to policyholders and claimants of insolvent insurance companies. Many states allow these assessments to be credited against future premium taxes. At December 31, 2004 and 2003, the Company has accrued $0 and $75, respectively, of premium tax deductions. The Company recognizes its obligations for guaranty fund assessments at the time the events occur on which assessments are expected to be based. Expenses incurred for guaranty fund assessments were $102, $170 and $250 in 2004, 2003 and 2002, respectively.

8. SEPARATE ACCOUNTS

Separate accounts held by the Company primarily represent funds that are administered for pension plans. The assets consist of common stock, long-term bonds, real estate and short-term investments which are carried at estimated fair value. Investment income and changes in asset values do not affect the operating results of the Company. Separate accounts business is maintained independently from the general account of the Company. The Company provides administrative services for these contracts. Fees earned by the Company related to these contracts included in other revenues were $2,597, $3,758 and $3,666 for the years ended December 31, 2004, 2003 and 2002, respectively.

9. BENEFIT PLANS

Significant benefit plans are sponsored by Liberty Mutual, and the associated costs are shared by members of the Liberty Companies. Liberty Mutual's sponsored plans are summarized as follows:

     (a)  PENSION PLAN

          Liberty Mutual sponsors noncontributory defined benefit pension plans (the Plans) covering U.S. employees who have attained age 21 and have completed one year of service, and Canadian employees who have completed one year of service. The benefits are based on years of service and the employee's "final average compensation", which is the employee's average annual compensation for the highest five consecutive calendar years during the ten years immediately preceding retirement.

          Under an intercompany expense allocation, there was no pension expense charged to the Company in 2004, 2003 and 2002.

     (b)  POSTRETIREMENT BENEFITS

          Liberty Mutual provides certain health care and life insurance benefits (postretirement) for retired employees. Substantially all employees may become eligible for these benefits if they reach retirement age and have ten years of service working for the Liberty Companies. Alternatively, retirees may elect certain prepaid health care benefit plans. Life insurance benefits are based upon a participant's final compensation, subject to the plan maximum.

          Under an intercompany expense allocation, $1,399, $1,368 and $1,102 of postretirement expense was charged to the Company in 2004, 2003 and 2002, respectively.

     (c)  THRIFT-INCENTIVE PLAN

          Liberty Mutual sponsors a defined contribution savings plan for all employees of the Liberty Companies who meet certain eligibility requirements. During 2004, 2003 and 2002, employees were permitted to contribute a percentage of their annual compensation on a combined before-tax and after-tax basis, subject to certain limitations imposed by the Tax Reform Act of 1986. In 2004, 2003 and 2002, Liberty Mutual matched a percentage of contributions made by employees. Under the intercompany pooling arrangement, the Company's expense related to the Thrift-Incentive Plan is borne by Liberty Mutual.

10. RELATED-PARTY TRANSACTIONS

Under a Service Agreement between the Company and Liberty Mutual, Liberty Mutual provides the Company with personnel, office space, equipment, computer processing and other services. The Company reimburses Liberty Mutual for these services at an allocated cost, and for any other special services supplied at the Company's request. Substantially all of the Company's general expenses incurred in 2004, 2003 and 2002 related to this agreement.

The Company holds assets in its separate accounts supporting the Liberty Mutual Pension Plan. The value of the plan assets as of December 31, 2004 and 2003 that were held in the separate accounts of the Company totaled $2,169,984 and $1,930,042, respectively.

The Company insures the group term life and disability risks for Liberty Mutual employees. Premiums associated with these policies amounted to $20,817, $24,089 and $22,905 in 2004, 2003 and 2002, respectively.

The Company insures key officers of the Liberty Mutual Group under an Optional Life Insurance Plan. Premiums associated with this plan amounted to $18,696, $18,049 and $15,514 in 2004, 2003 and 2002, respectively.

Liberty Mutual purchases structured settlement annuity contracts with and without life contingencies from the Company. Premiums under these contracts amounted to $112,064, $164,079 and $158,938 in 2004, 2003 and 2002,
respectively. The related policy and contract reserves with respect to all structured settlement annuity contracts purchased by Liberty Mutual amounted to $1,394,920 and $1,316,384 at December 31, 2004 and 2003, respectively.

On December 31, 2000, the Company entered into a reinsurance agreement with Liberty Re (Bermuda) Limited to cede to Liberty Re 100% of its existing group life and single premium group annuity business. Premiums and benefits ceded under this agreement amounted to $82,458 and $105,031, respectively, in 2002. The reinsurance recoverable related to the reserves ceded under this agreement amounted to $381,464 and $370,725 at December 31, 2002 and 2001, respectively. This treaty was commuted on January 1, 2003. The effect of the commutation was to increase reserves and decrease funds withheld. This created a net gain of $1,990. Cash of $8,543 was settled with Liberty Re (Bermuda) Limited through intercompany accounts.

11. DEFERRED POLICY ACQUISITION COSTS

Details with respect to deferred policy acquisition costs are summarized below:

                                                                         YEARS ENDED DECEMBER 31
                                                                           2004          2003
                                                                        ------------------------
     Balance at beginning of year                                       $  173,083    $  152,305
        Additions                                                           27,899        30,044
        Amortization                                                       (13,657)      (13,680)
        Valuation adjustment for unrealized gains on fixed maturities        1,651         4,414
                                                                        ------------------------

     Balance at end of year                                             $  188,976    $  173,083
                                                                        ========================

12. STATUTORY FINANCIAL INFORMATION

The Company adopted the new codified statutory accounting principles (Codification) effective January 1, 2001. Codification changed prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The Company prepares its statutory-basis financial statements in accordance with accounting practices prescribed or permitted by the Commonwealth of Massachusetts Division of Insurance. Prescribed statutory accounting practices include state laws, regulations and administrative rules, as well as guidance published by the NAIC. Permitted accounting practices encompass all accounting practices that are not prescribed by the sources noted above.

Statutory net (loss) income and capital and surplus is as follows:

                                           2004           2003          2002
                                        ---------------------------------------
Statutory net (loss) income             $  (20,330)    $      754    $  (30,708)
Statutory capital and surplus              302,619        145,046       124,846

13. STOCKHOLDERS' EQUITY

The components of accumulated other comprehensive income are as follows:

                                                        NET          FOREIGN       ACCUMULATED
                                                     UNREALIZED     CURRENCY          OTHER
                                                       GAINS       TRANSLATION    COMPREHENSIVE
                                                      (LOSSES)     ADJUSTMENT        INCOME
                                                     ------------------------------------------
Balance at January 1, 2002                           $  143,009    $        21    $     143,030
Gross unrealized gains (net of deferred income tax
  expense of $86,064)                                   158,795                         158,795
Less reclassification adjustment for losses,
  realized in net income (net of tax benefit of
  $10,467)                                               19,438                          19,438
Adjustment to deferred policy acquisition costs
  (net of deferred income tax benefit of $6,308)        (11,712)                        (11,712)
                                                     ----------                   -------------
Net unrealized gains                                    166,521                         166,521
                                                     ------------------------------------------
Balance at December 31, 2002                            309,530             21          309,551
Gross unrealized gains (net of deferred income
  tax benefit of $732)                                     (326)                           (326)
Less reclassification adjustment for losses,
  realized in net income (net of tax expense of
  $3,263)                                                (6,056)                         (6,056)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $1,545)          2,869                           2,869
Adjustment for pension loss reserve (net of
  deferred income benefit of $22,068)                   (40,985)                        (40,985)
                                                     ----------                   -------------
Net unrealized gains                                    (44,498)                        (44,498)
Foreign currency translation adjustment                                  2,205            2,205
                                                     ------------------------------------------
Balance at December 31, 2003                            265,032          2,226          267,258
Gross unrealized losses (net of deferred income
  tax expense of $18,207)                                33,793                          33,793
Less reclassification adjustment for gains,
  realized in net income (net of tax expense of
  $8,426)                                               (15,648)                        (15,648)
Adjustment to deferred policy acquisition costs
  (net of deferred income tax expense of $578)            1,073                           1,073
Adjustment for pension loss reserve (net of
  deferred income tax expense of $2,083)                  3,869                           3,869
                                                     ----------                   -------------
Net unrealized gains                                     23,087                          23,087
Foreign currency translation adjustment                                   (239)            (239)
                                                     ------------------------------------------

Balance at December 31, 2004                         $  288,119    $     1,987    $     290,106
                                                     ==========================================

Net unrealized investment gains, included in the consolidated balance sheets as a component of stockholders' equity, are summarized below:

                                                         DECEMBER 31
                                               2004          2003          2002
                                            --------------------------------------
     Balance, end of year comprises:
       Unrealized investment gains on:
        Fixed maturities                    $  527,377    $  499,447    $  509,824
        Equity investments and other                (4)            0             0
                                            --------------------------------------

     Total                                     527,373       499,447       509,824

     Amounts of unrealized investment
       losses attributable to:
        Deferred policy acquisition costs      (27,001)      (28,652)      (33,066)
        Loss reserve                           (57,101)      (63,053)            0
        Deferred federal income taxes         (155,152)     (142,710)     (167,228)
                                            --------------------------------------

     Total                                    (239,254)     (234,415)     (200,294)
                                            --------------------------------------

     Net unrealized investment gains        $  288,119    $  265,032    $  309,530
                                            ======================================

14. SEGMENT INFORMATION

The Company's business is organized in three principal segments: Individual Life and Annuity, Group Life and Disability, and Group Pension and Other. In the Individual Life and Annuity segment, the Company sells a variety of individual products, including participating whole life, term insurance, universal life, structured settlements, and immediate and deferred annuity contracts. These products are sold through a combination of distribution channels, including Liberty Mutual personal markets agents, direct marketers and banks. In the Group Life and Disability segment, the Company sells group life and long-term and short-term disability products to corporate and organizational customers through the Company's group market agency force. The Group Pension and Other segment is a closed block of active pension customers, as well as international customer life and disability products.

The accounting policies of the segments are the same as those described in Note
1. The Company evaluates performance based on income before federal income taxes and earnings of participating policies of the segments.

The following table summarizes selected financial information by segment:

                                                            YEARS ENDED DECEMBER 31
                                                        2004         2003          2002
                                                     -------------------------------------
     Revenues:
         Individual Life and Annuity                 $  500,166   $  527,734    $  560,025
         Group Life and Disability                      418,695      428,977       317,145
         Group Pension and Other                         30,119       31,038        (9,148)
                                                     -------------------------------------

     Total revenues                                  $  948,980   $  987,749    $  868,022
                                                     =====================================

     Income (loss) before federal income taxes and
     earnings of participating policies:
         Individual Life and Annuity                 $   71,180   $   53,843    $   31,981
         Group Life and Disability                       27,833       24,871        11,253
         Group Pension and Other                          2,796       (3,974)      (40,474)
                                                     -------------------------------------

     Total income before federal income taxes and
       earnings of participating policies            $  101,809   $   74,740    $    2,760
                                                     =====================================

                                                       DECEMBER 31
                                                  2004             2003
                                              -----------------------------
     Assets:
      Individual Life and Annuity             $  4,649,226     $  4,234,251
      Group Life and Disability                  1,066,085        1,013,867
      Group Pension and Other                    3,303,747        2,846,191
                                              -----------------------------

     Total assets                             $  9,019,058     $  8,094,309
                                              =============================

                                                                 YEARS ENDED DECEMBER 31
                                                             2004          2003          2002
                                                          --------------------------------------
     Net investment income (loss):
         Individual Life and Annuity                      $  277,599    $  263,954    $  241,844
         Group Life and Disability                            57,975        59,449        63,598
         Group Pension and Other                              12,894        11,492       (22,584)
                                                          --------------------------------------

     Total net investment income (loss)                   $  348,468    $  334,895    $  282,858
                                                          ======================================

     Deferred acquisition cost amortization:
         Individual Life and Annuity                      $  (13,527)   $  (13,420)   $  (10,777)
         Group Life and Disability                              (130)         (260)         (260)
         Group Pension and Other                                   0             0             0
                                                          --------------------------------------

     Total deferred acquisition cost amortization         $  (13,657)   $  (13,680)   $  (11,037)
                                                          ======================================

     Equity in net income (loss) of investees
        accounted for by the equity method:
          Individual Life and Annuity                     $        0    $        0    $        0
          Group Life and Disability                                0             0             0
          Group Pension and Other                              2,284         7,539        (4,345)
                                                          --------------------------------------

     Total equity in net income (loss) of investees
        accounted for by the equity method                $    2,284    $    7,539    $   (4,345)
                                                          ======================================

     Income tax expense (benefit):
         Individual Life and Annuity                      $   24,454    $   18,882    $   11,591
         Group Life and Disability                             9,632         8,715         6,583
         Group Pension and Other                                 (33)          857       (17,329)
                                                          --------------------------------------

     Income tax expense (benefit)                         $   34,053    $   28,454    $      845
                                                          ======================================

15. FAIR VALUE OF FINANCIAL INSTRUMENTS

The following methods and assumptions were used by the Company in estimating the "fair value" disclosures for financial instruments in the consolidated financial statements and notes thereto:

     FIXED MATURITIES

     Fair values for publicly-traded fixed maturities are determined using values reported by an independent pricing service. Fair values of private placement fixed maturities are determined by obtaining market indications from various broker-dealers.

     EQUITY SECURITIES

     The fair values for equity securities are based upon quoted market prices, where available; for equity securities that are not actively traded, estimated fair values are based on values of issues of comparable yield and quality.

     POLICY LOANS

     The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

     SHORT-TERM INVESTMENTS

     The carrying amounts reported in the consolidated balance sheets for these financial instruments approximate their fair values.

     OTHER INVESTED ASSETS

     The fair values of other invested assets are based on the fair value of the underlying funds.

     INDIVIDUAL AND GROUP ANNUITIES

     The fair values for the Company's liabilities under investment-type insurance contracts, including individual and group annuities, are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued. Fair values for deferred annuity contracts are equal to current net surrender value.

Additional data with respect to fair values of the Company's investments is disclosed is Note 2.

The carrying amount and fair value of the Company's financial instruments are summarized below:

                                        DECEMBER 31, 2004             DECEMBER 31, 2003
                                   ---------------------------------------------------------
                                     CARRYING         FAIR         CARRYING         FAIR
                                      AMOUNT         VALUE          AMOUNT         VALUE
                                   ---------------------------------------------------------
  Fixed maturities                 $  5,759,660   $  5,759,660   $  5,314,498   $  5,314,498
  Equity securities                       1,600          1,600          2,350          2,350
  Policy loans                           76,584         76,584         71,241         71,241
  Short-term investments                 47,885         47,885        131,835        131,835
  Other invested assets                  73,923         73,923         54,513         54,513
  Individual and group annuities        906,618      1,036,170        891,150      1,037,235

LLAC VARIABLE ACCOUNT

Report of Independent Registered Public Accounting Firm
Statement of Assets and Liabilities as of December 31, 2004
Statement of Operations for the year ended December 31, 2004
Statement of Changes in Net Assets for the years ended December 31, 2004 and
2003
Notes to Financial Statements

LIBERTY LIFE ASSURANCE COMPANY OF BOSTON

Report of Independent Auditors
Consolidated Balance Sheets as of December 31, 2004 and 2003
Consolidated Statements of Income for the years ended December 31, 2004,
2003 and 2002
Consolidated Statements of Changes in Stockholders' Equity as of December 31, 2004, 2003 and 2002
Consolidated Statements of Cash Flows for the years ended December 31, 2004, 2003 and 2002
Notes to Consolidated Financial Statements

The financial statements of Liberty Life included herein should be considered only as bearing on the ability of Liberty Life to meet its obligations under the Contracts.

                                     PART C

                                OTHER INFORMATION

ITEM 26 -- EXHIBITS

1.   Board of Directors Resolutions.

     (a) Resolution of the Board of Directors of Liberty Life Assurance Company of Boston authorizing establishment of LLAC Variable Account (3)

2.   Custodian Agreements. Not applicable.

3.   Underwriting Contracts.

     (a)  Distribution Agreement (6)
     (b)  Form of Broker-Dealer and General Agent Sales Agreement (9)
     (c)  Schedule of Sales Commission (5)

4.   Contracts.

     (a)  Specimen Contract (7)

     (b)  Specimen Disability Waiver of Monthly Deduction Benefit Agreement (4)

     (c)  Specimen Children's Protection Benefit Agreement (4)

     (d) Specimen Disability Waiver of Specified Monthly Premium Benefit Agreement (4)

     (e)  Specimen Primary Insured Term Insurance Benefit Agreement (4)

     (f)  Specimen Additional Insured Term Insurance Benefit Agreement (4)

     (g)  Specimen Accidental Death and Dismemberment Benefit Agreement (4)

     (h)  Specimen Accelerated Death Benefit Agreement (7)

5.   Applications.

     (a)  Specimen Application (3)
     (b)  Specimen Variable Life Insurance Supplemental Application (13)

6.   Depositor's Certificate of Incorporation and By-Laws.

     (a) Articles of Incorporation of Liberty Life Assurance Company of Boston, as amended (1)

     (b)  By-Laws of Liberty Life Assurance Company of Boston (2)

7.   Reinsurance Contracts.

     (a) Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and Swiss Re Life and Health America Inc.
     (10)
     (b) Automatic Yearly Renewable Term Reinsurance Agreement between Liberty Life Assurance Company of Boston and General & Cologne Life RE of America
     (10)

     (c) Form of Automatic Self Administered YRT Reinsurance Agreement between Liberty Life Assurance Company of Boston and General RE Life Corporation.
     (13)

8.   Participation Agreements.

     (a)(1) Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors LLC (6)

     (a)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and AIM Advisers, Inc. (6)

     (a)(3) Amendment No. 1 to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors, LLC (8)

     (a)(4) Amendment No. 2 to Participation Agreement by and among AIM Variable Insurance Funds, A I M Distributors, Inc., Liberty Life Assurance Company of Boston, on behalf of itself and its Separate Accounts, and Liberty Life Distributors LLC (13)

     (b)(1) Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (6)

     (b)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Liberty Advisory Services Corp. (6)

     (b)(3) Amendment 1 to Participation Agreement Among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp. and Liberty Funds Distributor, Inc. (6)

     (c)(1) Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc., and Dreyfus Life and Annuity Index Fund, Inc. (d/b/a/Dreyfus Stock Index Fund) (6)

     (c)(2) Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (6)

     (c)(3) Amendment to Fund Participation Agreement between Liberty Life Assurance Company of Boston and each of Dreyfus Variable Investment Fund, The Dreyfus Socially Responsible Growth Fund, Inc. Dreyfus Life and Annuity Index Fund, Inc. (d/b/a Dreyfus Stock Index Fund) and Dreyfus Investment Portfolios (8)

     (c)(4) Amendment to Administrative Services Agreement between The Dreyfus Corporation and Liberty Life Assurance Company of Boston (8)

     (d)(1) Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (6)

     (d)(2) Amendment to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (6)

     (d)(3) Amendment 2 to Participation Agreement among MFS Variable Insurance Trust, Liberty Life Assurance Company of Boston, and Massachusetts Financial Services Company (8)

     (e)(1) Participation Agreement among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (6)

     (e)(2) Administrative Services Agreement between Liberty Life Assurance Company of Boston and Stein Roe & Farnham, Inc. (6)

     (e)(3) Amendment 1 to Participation Agreement among Liberty Life Assurance Company of Boston, Stein Roe Variable Investment Trust, Stein Roe & Farnham, Incorporated and Keyport Financial Services Corp. (6)

     (e)(4) Amendment 2 to Participation Agreement among Liberty Life Assurance Company of Boston, Liberty Variable Investment Trust, Liberty Advisory Services Corp., and Liberty Funds Distributors, Inc. (11)

     (f)(1) Participation Agreement among Liberty Life Assurance Company of Boston, and Franklin Templeton Variable Insurance Products Trust (8)

     (f)(2) Amendment to Participation Agreement as of May 3, 2004 by and among Franklin Templeton Variable Insurance Products Trust, Franklin Templeton/Distributors, Inc. and Liberty Life Assurance Company of Boston
     (13)

9.   Administrative Contracts.

     (a) Premium Remittance Processing Services Agreement between Liberty Life Assurance Company of Boston and Liberty Mutual Insurance Company (10)

10.  Other Material Contracts.  Not applicable.

11.  Legal Opinion.

     (a) Opinion of William J. O'Connell, Esquire (7)

12.  Actuarial Opinion.

     (a) Opinion of Christopher R. Poirier, FSA, MAAA

13.  Calculation.

     (a) Illustration Sample Calculation

14.  Other Opinions.

     (a) Consent of Independent Auditors

15.  Omitted Financial Statements. Not applicable.

16.  Initial Capital Agreements.  Not applicable.

17.  Redeemability Exemption.

     (a) Procedures memorandum pursuant to Rule 6e-3(T)(b)(12)(iii) (13)

18.  Powers of Attorney.

     (a) Power of Attorney for Edmund F. Kelly, A. Alexander Fontanes, Christopher C. Mansfield and Jean M. Scarrow (9)

     (b) Power of Attorney for Dennis J. Langwell and Laurance H. S. Yahia (12)

     (c) Power of Attorney for Stephen M. Batza (13)

                    (1) Incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No. 333-29811; 811-08269), filed on July 17, 1997.

                    (2) Incorporated by reference to Registration Statement of Variable Account J of Liberty Life Assurance Company of Boston (File No. 333-29811; 811-08269), filed on June 23,
                    1997.

                    (3) Incorporated by reference to Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed October 21, 1998.

                    (4) Incorporated by reference to Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed April 23, 1999.

                    (5) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed August 27, 1999.

                    (6) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 28, 2000.

                    (7) Incorporated by reference to Post-Effective Amendment No. 1 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-76931), filed April 28, 2000.

                    (8) Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed Apri1 11, 2001.

                    (9) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form S-6 (File No. 333-65957), filed April 18, 2002.

                    (10) Incorporated by reference to Post-Effective Amendment No. 4 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed February 18, 2003.

                    (11) Incorporated by reference to Post-Effective Amendment No. 5 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 28, 2003.

                    (12) Incorporated by reference to Post-Effective Amendment No. 6 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed April 30, 2004.

                    (13) Incorporated by reference to Post-Effective Amendment No. 7 to the Registration Statement of LLAC Variable Account on Form N-6 (File No. 333-76931), filed February 28, 2005.

ITEM 28 -- DIRECTORS AND OFFICERS OF THE DEPOSITOR

NAME AND PRINCIPAL BUSINESS ADDRESS            POSITION AND OFFICES WITH DEPOSITOR
Edmund F. Kelly                                Chairman of the Board of Directors,
                                               President & Chief Executive Officer

Stephen M. Batza                               Director & Chief Operating Officer-Individual

Jean M. Scarrow                                Director & Chief Operating Officer-Group

A. Alexander Fontanes                          Director & Vice President

Dennis J. Langwell                             Director & Vice President

J. Paul Condrin, III                           Director

Christopher C. Mansfield                       Director

Gary J. Ostrow                                 Vice President & Director of Corporate Taxation

Dexter R. Legg                                 Secretary

Laurance H. S. Yahia                           Treasurer

Ronald D. Ulich                                Assistant Treasurer

James W. Jakobek                               Assistant Treasurer

William J. O'Connell                           Assistant Secretary

Diane S. Bainton                               Assistant Secretary

James R. Pugh                                  Assistant Secretary

Charlene M. Albanese                           Assistant Secretary

Katherine L. Flora                             Assistant Secretary

The principal business address of each of the foregoing officers and directors is 175 Berkeley Street, Boston, Massachusetts 02117.

ITEM 29 - PERSON CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR
                                   REGISTRANT


                                                                                                   PERCENTAGE
                                                                                                   OWNERSHIP
                                                                                                   BY              US STATE
                                                                                                   IMMEDIATE       OR
                                                                                                   INSURANCE       COUNTRY
                                                                                                   PARENT          OF
ACRONYM               LEGAL ENTITY NAME                       ADDRESS                PARENT CO.    UNDERTAKING     DOMICILE
--------------  ------------------------------  -----------------------------------  ------------  --------------  -----------
OTAR            611458 Ontario Ltd              3500 Steeles Avenue East, Markham,   LMIC          100%            Canada
                                                Ontario L3R 0X4 Canada

AAAAG           A.A. Anthony Assurance Group    2201 North Front Street,             M&B           100%            PA
                                                Harrisburg, PA 17110

AISC            Access Insurance Services Co.   One Liberty Centre, Portland, OR     LNW           100%            OR
                                                97232

AMBCO           AMBCO Capital Company           1100 Arlington Heights Road,         AACC          100%            IL
                                                Itasca, IL 60143

AFIC            America First Insurance         62 Maple Avenue, Keene, NH 03431     LIHUSP&C      100%            NH
                Company

AFLIC           America First Lloyd's           5910 North Central Expressway,       GSAIFI        100%            TX
                Insurance Company               Dallas, TX 75026

AACC            American Ambassador Casualty    1100 Arlington Heights Road,         PIIC          100%            IL
                Company                         Itasca, IL 60143

AICL            Arlington Insurance Company     73 Front St., Hamilton HM11,         LHHBL         100%            Bermuda
                Ltd.                            Bermuda

BHCA            Berkeley Holding Company        175 Berkeley Street, Boston, MA      LMEC          100%            MA
                Associates, Inc.                02117

BMC             Berkeley Management             175 Berkeley Street, Boston, MA      LMIC          100%            TX
                Corporation                     02117

BCIC            Bridgefield Casualty            2310 A-Z Park Road, Lakeland, FL     BEIC          100%            FL
                Insurance Company               33801

BEIC            Bridgefield Employers           2310 A-Z Park Road, Lakeland, FL     SHS           100%            FL
                Insurance Company               33801

BDLLC           Brooke Drilling, LLC            175 Berkeley Street, Boston, MA      LEHLLC        100%            DE
                                                02117

CAIAZ           Capitol Agency, Inc. (Arizona   350 E. 96th Street, Indianapolis,    LUSA          100%            AZ
                Corporation)                    IN 46240

CAIOH           Capitol Agency, Inc. (Ohio      350 E. 96th Street, Indianapolis,    LUSA          100%            OH
                Corporation)                    IN 46240

CAITN           Capitol Agency, Inc.            350 E. 96th Street, Indianapolis,    LUSA          100%            TN
                (Tennessee Corporation)         IN 46240

CDMI            Cascade Disability              4601 North East 77th Avenue,         LMMC          100%            WA
                Management, Inc.                Vancouver, WA 98662

CIVT            CI Investments Ltd.             13/F DCH Commercial Centre, 25       LIPL          99.99%          Hong Kong
                                                Westlands Road, Quarry Bay, Hong
                                                Kong

CCIC            Colorado Casualty Insurance     10700 East Geddes Ave., Englewood,   LMIC          100%            CO
                Company                         CO 80112

CAISCA          Companies Agency Insurance      2000 Westwood Drive, Wausau, WI      WSC           100%            CA
                Services of California          54401

CAAL            Companies Agency of Alabama,    2000 Westwood Drive, Wausau, WI      WSC           100%            AL
                Inc.                            54401

CAGA            Companies Agency of Georgia,    2000 Westwood Drive, Wausau, WI      WSC           100%            GA
                Inc.                            54401

CAKY            Companies Agency of Kentucky,   2000 Westwood Drive, Wausau, WI      WSC           100%            KY
                Inc.                            54401

CAMA            Companies Agency of             2000 Westwood Drive, Wausau, WI      WSC           100%            MA
                Massachusetts, Inc.             54401

CAMI            Companies Agency of Michigan,   2000 Westwood Drive, Wausau, WI      WSC           100%            MI
                Inc.                            54401

CANY            Companies Agency of New York,   2000 Westwood Drive, Wausau, WI      WSC           100%            NY
                Inc.                            54401

CAPA            Companies Agency of             2000 Westwood Drive, Wausau, WI      WSC           100%            PA
                Pennsylvania, Inc.              54401

CAPX            Companies Agency of Phoenix,    2000 Westwood Drive, Wausau, WI      WSC           100%            AZ
                Inc.                            54401

CATX            LIU Specialty Insurance         8350 North Central Expressway,       LCSI          100%            TX
                Agency Inc.                     Suite 850, Dallas, TX 75206

                f/k/a LIU Specialty Agency,
                Inc.

                f/k/a Companies Agency of
                Texas, Inc

CIC             Consolidated Insurance          350 E. 96th Street, Indianapolis,    IIC           100%            IN
                Company                         IN 46240

CVC*            Copley Venture Capital, Inc.    175 Berkeley Street, Boston, MA      LFSI          100%            MA
                                                02117

CSC             Countrywide Services            2000 Westwood Drive, Wausau, WI      WSC           100%            DE
                Corporation                     54401

CRED            Crediprimas S.A.                Avenida Calle 72,  #10-07, 7th       LICOL         71.06%          Colombia
                                                Floor Bogota, Republica de Colombia
                                                                                     LLIB          27.49%

D S I           Diversified Settlements, Inc.   62 Maple Avenue, Keene, NH 03431     LIHUSP&C      100%            NH

EIOW            Employers Insurance Company     2000 Westwood Drive, Wausau, WI      LMGI          100%            WI
                of Wausau                       54401

EIC             Excelsior Insurance Company     62 Maple Avenue, Keene, NH 03431     LIHUSP&C      100%            NH

FSAI            First State Agency, Inc.        350 E. 96th Street, Indianapolis,    LUSA          100%            KY
                                                IN 46240

FLSAI           Florida State Agency, Inc.      350 E. 96th Street, Indianapolis,    LUSA          100%            FL
                                                IN 46240

GLOBE           Globe American Casualty         6281 Tri-ridge Blvd., Loveland, OH   PIIC          100%            OH
                Company

GEIC            Golden Eagle Insurance Corp.    525 B Street, San Diego, CA 92101    LMIC          100%            CA

GSAIFI*         Gulf States AIF, Inc.           5910 North Central Expressway,       LIHUSP&C      100%            TX
                                                Dallas, TX 75206

HSIC*           Hawkeye-Security Insurance      N14 W24200 Tower Place, Pewaukee,    PIIC          100%            WI
                Company                         WI 53072

HIAIL           Helmsman Insurance Agency of    175 Berkeley Street, Boston, MA      HIA           100%            IL
                Illinois, Inc.                  02117

HIATX           Helmsman Insurance Agency of    175 Berkeley Street, Boston, MA      HIA           100%            TX
                Texas, Inc.                     02117

HIA             Helmsman Insurance Agency LLC   175 Berkeley Street, Boston, MA      LCS           100%            MA
                                                02117

HMSI            Helmsman Management Services    175 Berkeley Street, Boston, MA      LCS           100%            MA
                LLC                             02117

HSHF            Heritage-Summit Healthcare of   2310 A-Z Park Road, Lakeland, FL     SCI           100%            FL
                Florida, Inc.                   33801

HYIALLC*        High Yield Investment           175 Berkeley Street, Boston, MA      AFIC          3.125%          DE
                Advisors, LLC                   02117                                AACC          3.125%
                                                                                     AACA          3.125%
                                                                                     BCIC          3.125%
                                                                                     BEIC          3.125%
                                                                                     CCIC          3.125%
                                                                                     CIC           3.125%
                                                                                     EIOW          3.125%
                                                                                     EIC           3.125%
                                                                                     GLOBE         3.125%
                                                                                     GEIC          3.125%
                                                                                     IIC           3.125%
                                                                                     LICA          3.125%
                                                                                     LIUI          3.125%
                                                                                     LLAC          3.125%
                                                                                     LNW           3.125%
                                                                                     CUMIS         3.125%
                                                                                     LSIC          3.125%
                                                                                     LM            3.125%
                                                                                     M&B           3.125%
                                                                                     MAFCC         3.125%
                                                                                     MWIC          3.125%
                                                                                     MIDC          3.125%
                                                                                     MMIC          3.125%
                                                                                     PIC           3.125%
                                                                                     SDIC          3.125%
                                                                                     FIRST         3.125%
                                                                                     TNIC          3.125%
                                                                                     TIC           3.125%
                                                                                     WBIC          3.125%
                                                                                     WGIC          3.125%
                                                                                     WUIC          3.125%

IIC             Indiana Insurance Company       350 E. 96th Street, Indianapolis,    LIHUSP&C      100%            IN
                                                IN 46240

ISG             Inversora Segucar C.A.          Avenida Francisco de Miranda,        CAVSC         99.99%          Venezuela
                                                Torre Seguros Venezuela, Nivel
                                                C-1, Centro Commercial El Parque,
                                                Los Palas Grandes, Caracas,
                                                Venezuela.

ICCC            Inversosa Centro Commercial     Avenida Francisco de Miranda,        CAVSC         100%            Venezuela
                C.A.                            Torre Seguros Venezuela, Nivel
                                                C-1, Centro Commercial El Parque,
                                                Los Palas Grandes, Caracas,
                                                Venezuela

KHLLC           Kellen Holdings, LLC            175 Berkeley Street, Boston, MA      LEHLLC        100%            DE
                                                02117

KKICL           Khoom Khao Public Insurance     2 Jasmine City Building, 14th-15th   LMG           98.67%          Thailand
                Company Limited                 Floor, Soi Sukhumvit 23
                                                (Prasanmitr), Sukhumvit Road,
                                                Khwaeng Klongtoey Nua, Khet
                                                Wattana, Bangkok Metropolis,
                                                Thailand

KTCL            Kritiya Tun Company Ltd         87/1 Capitol Tower, All Seasons      LIHKL         48.99%          Thailand
                                                Place, 18th Floor, Wireless Road,
                                                Khwaeng Lumpini, Khet Pathumwan,
                                                Bangkok, Thailand

LLIB            La Libertad                     Avenida Calle 72 # 10-07, Bogota,    LSEG          85.11%          Colombia
                                                D.C. Republica de Colombia
                                                                                     VIDA          14.85%

LEHLLC*         LEH China, LLC                  175 Berkeley Street, Boston, MA      LEHLLC        100%            DE
                                                02117

LEXCO           Lexco Limited                   73 Front Street, Hamilton HM11,      LMHC          100%            Bermuda
                                                Bermuda

LICOL           LI (Colombia) Holdings Limited  Cannon's Court, 22 Victoria          LATIN         100%            Bermuda
                                                Street, Hamilton HM12, Bermuda

LRSSAF          LI Risk Services (South         In liquidation                       LIAPHI        99%             South
                Africa)                                                                                            Africa

ART             Liberty ART Sociedad Anonima    Av Leandro N. Alem 518, 6th Floor,    LILAH        99.99%          Argentina
                                                Buenos Aires, Argentina

LAC*            Liberty Assignment Corporation  175 Berkeley Street, Boston, MA      LLAC          100%            DE
                                                02117

CITYH           Liberty Citystate Holdings      51 Club Street #03-00, Liberty       LIAPHI        100%            Singapore
                PTE Ltd.                        House, Singapore 069428

LCSGSA          Liberty Compania de Seguros     Hendaya 60, 10th Floor, Las          LICSA         99.99%          Chile
                Generales S.A.                  Condes, Santiago, Chile

LCMIC           Liberty County Mutual           175 Berkeley St., Boston, MA 02117   LMIC                          TX
                Insurance Company

LCCL            Liberty Corporate Capital Ltd   4th Floor, 1 Minister Court,         LIHI          100%            UK
                                                Mincing Lane, London, EC3R 7YE

LESLLC          Liberty Employers Services,     1 Liberty Centre, Portland, OR       LNW           100%            OR
                LLC                             97232

LEC             Liberty Energy Corporation      175 Berkeley Street, Boston, MA      LMIC          100%            MA
                                                02117

LEHLLC          Liberty Energy Holdings, LLC    175 Berkeley Street, Boston, MA      LMIC          100%            DE
                                                02117

LEHL            Liberty Europe (Holdings) Ltd   4th Floor, 1 Minister Court,         LIHI          100%            UK
                                                Mincing Lane, London, EC3R 7YE

LESSA           Liberty Seguros, S.A.           Avenida Fontes Pereira de Melo, n.   LIISLSCS      100%            Portugal
                                                6 Freguesia  Coracao de Jesus,
                Formerly known as Liberty       Lisboa
                Europeia de Seguros, S.A.

LFSI*           Liberty Financial Services,     175 Berkeley Street, Boston, MA      LCS           100%            MA
                Inc                             02117

LHGI            Liberty Hospitality Group,      175 Berkeley Street, Boston, MA      LMEC          100%            DE
                Inc.                            02117

LIT             Liberty Information             9-21 Adelaide Street, Belfast,       LMIC          100%            UK (N.
                Technology, Ltd                 Northern Ireland BT1 2DJ                                           Ireland)

LICSYR          Liberty Insurance Compania de   Calle Henao, 5, Bilboa 48009, Spain  LIHI          57.46%          Spain
                Seguros y Reaseguros, S.A.
                                                                                     LIGCSR        42.50%

LICA            Liberty Insurance Company of    175 Berkeley Street, Boston, MA      LMIC          100%            IL
                America                         02117

LIC             Liberty Insurance Corporation   175 Berkeley Street, Boston, MA      LMIC          100%            IL
                                                02117

LIGCSR          Liberty Insurance Group         Calle Obenque Numero 2, Madrid       LSIG          99.99%          Spain
                Compania de Seguros y           28042, Spain
                Reaseguros, S.A.

LIH             Liberty Insurance Holdings,     175 Berkeley Street, Boston, MA      LMIC          100%            DE
                Inc.                            02117

LIPL            Liberty Insurance Pte Ltd       51 Club Street #03-00, Liberty       CITYH         100%            Singapore
                                                House, Singapore 069428

LIUI            Liberty Insurance               55 Water Street, 18th Floor, New     PIIC          100%            NY
                Underwriters Inc.               York, NY 10041

LICSA           Liberty International Chile     Hendaya 60, 10th Floor, Las          LIHI          99.99%          Chile
                S.A.                            Condes, Santiago, Chile
                                                                                     LILAH         .01%

LIHKL           Liberty International (HK)      13/F DCH Commercial Centre, 25       LIAPHI        87.16%          Hong Kong
                Limited                         Westlands Road, Quarry Bay, Hong
                                                Kong                                 LIISLSCS      12.84%

LISHLLC         Liberty International (Spain)   175 Berkeley Street, Boston, MA      LIHI          100%            DE
                Holdings, LLC                   02117

LIAPHI          Liberty International Asia      175 Berkeley Street, Boston, MA      LIHI          100%            DE
                Pacific Holdings, Inc.          02117

LTDA            Liberty International Brasil    Rua Dr. Geraldo Campos Moreira,      LIISLSCS      99.28%          Brazil
                Ltda.                           No. 110, 12th Floor, City of Sao
                                                Paulo, State of Sao Paulo, Brazil    LIHI          0.72%
                                                04571-020

LIHI            Liberty International           175 Berkeley Street, Boston, MA      LIHLLC        100%            DE
                Holdings Inc.                   02117

LIHLLC          Liberty International           175 Berkeley Street, Boston, MA      LMIC          100%            DE
                Holdings LLC                    02117

LIISL           Liberty International Iberia,   Calle Obenque, 2, Madrid, Spain      LISHLLC       100%            Spain
                S.L.                            28042

LIISLSCS        Liberty International Iberia,   Calle Obenque, 2, Madrid, Spain      LIHI          77.47%          Spain
                S.L.  S.C.S.                    28042
                                                                                     LISHLLC       22.52%

                                                                                     LIISL         0.8184%

LIIC            Liberty International           Guild House, International           LIIHL         99.99%          Ireland
                Insurance Company Ltd.          Financial Services Centre, Dublin
                                                1, Ireland

LIILHK          Liberty International           13/F DCH Commercial Centre, 25       CITYH         33.64%          Hong Kong
                Insurance Ltd.                  Westlands Road, Quarry Bay, Hong
                                                Kong                                 CIVT          66.36%

LIIHL           Liberty International Ireland   Guild House, International           LIHI          100%            Ireland
                Holdings Ltd.                   Financial Services Centre, Dublin
                                                1, Ireland

LATIN           Liberty International Latin     175 Berkeley Street, Boston, MA      LIHI          100%            DE
                America Holdings, LLC           02117

LMMB            Liberty Mutual Management       73 Front Street, Hamilton HM11,      LMHBL         100%            Bermuda
                (Bermuda) Ltd                   Bermuda

                fka Liberty International
                Management (Bermuda) Ltd.

LIUS            Liberty International           3rd Floor, St. Michaels House, One   LIHI          100%            UK
                Underwriting Services Ltd       George Yard, London EC3V 9DF

LINTU           Liberty International           Guild House, International           LIIHL         99.99%          Ireland
                Underwriters Ltd.               Financial Services Centre, Dublin
                                                1, Ireland

LLAC            Liberty Life Assurance          175 Berkeley Street, Boston, MA      LMIC          90%             MA
                Company of Boston               02117
                                                                                     LMFIC         10%

LLDLLC*         Liberty Life Distributors LLC   175 Berkeley Street, Boston, MA      LLAC          100%            DE
                                                02117

LLHI            Liberty Life Holdings Inc.      175 Berkeley Street, Boston, MA      LCSI          100%            DE
                (formerly known as Liberty      02117
                Mutual Property - Casualty
                Holding Corporation)

LLSLLC          Liberty Life Securities LLC     175 Berkeley Street, Boston, MA      LLAC          100%            DE
                                                02117

LLOYDS          Liberty Lloyds of Texas         175 Berkeley Street, Boston, MA      LMIC                          TX
                Insurance Co.                   02117

LMS             Liberty Management Services,    One Liberty Centre, Portland, OR     LNW           100%            OR
                Inc.                            97232

LMHI            Liberty Mexico Holdings Inc.    175 Berkeley Street, Boston, MA      LIHI          100%            MA
                                                02117

LMHSA           Liberty Mexico Holdings S.A.    175 Berkeley Street, Boston, MA      LMHI          99.99%          Mexico
                de C.V.

LMB             Liberty Mutual (Bermuda) Ltd.   73 Front Street, Hamilton HM11,      LMCH          100%            Bermuda
                                                Bermuda

LMCH            Liberty Mutual Captive          2000 Westwood Drive, Wausau, WI      LMIC          100%            DE
                Holdings LLC                    54401

                fka Wausau Holdings Inc.

LMCILLC         Liberty Mutual Community        175 Berkeley Street, Boston, MA      LMIA          100%            MA
                Investors, LLC                  02117

LMEC            Liberty Mutual Equity LLC       175 Berkeley Street, Boston, MA      LMIC          100%            MA
                                                02117

FIRE            Liberty Mutual Fire Insurance   175 Berkeley Street, Boston, MA      LMGI          100%            MA
                Company                         02117

LMGI            Liberty Mutual Group Inc        175 Berkeley Street, Boston, MA      LMHCMHI       100%            MA
                                                02117

LMHCI           Liberty Mutual Holding          175 Berkeley Street, Boston, MA      N/A           100%            MA
                Company Inc                     02117

LMIC            Liberty Mutual Insurance        175 Berkeley Street, Boston, MA      LMGI          100%            MA
                Company                         02117

LME             Liberty Mutual Insurance        3rd Floor, 2 Minister Court,         LIHI          100%            UK
                Europe Limited (formerly        Mincing Lane, London, EC3R 7YE
                known as Liberty Mutual
                Insurance Company (UK) Ltd.)

LMIA            Liberty Mutual Investment       175 Berkeley Street, Boston, MA      LMIC          100%            MA
                Advisors LLC                    02117

LMMC            Liberty Mutual Managed Care,    175 Berkeley Street, Boston, MA      LMIC          100%            MA
                Inc.                            02117

LMHB            Liberty Mutual Holdings         73 Front Street, Hamilton HM11,      LMCHLLC       100%            Bermuda
                (Bermuda) Ltd                   Bermuda

                fka Liberty Mutual Management
                (Bermuda) Ltd.

LMM             Liberty Mutual Management                                            LMCH                          SC
                (South Carolina) LLC

LNW             Liberty Northwest Insurance     One Liberty Centre, Portland, OR     LMIC          100%            OR
                Corporation                     97232

LPDIL*          Liberty Pacific Direct          33/F Jardine House, 1 Connaught      LMIC          78.43%          Hong Kong
                Investments Limited             Place, Central, Hong Kong
                                                                                     LEHLLC        21.57%

PAUL            Liberty Paulista Seguros S.A.   Rua Dr. Geraldo Campos Moreira       LTDA          100%            Brazil
                                                110, Brooklin Novo 04571-020 Sao
                                                Paulo - SP - Brazil

CUMIS           Liberty Personal Insurance      175 Berkeley Street, Boston, MA      LMIC          100%            MI
                Company (formerly CUMIS)        02117

LCS             Liberty Corporate Services LLC  175 Berkeley Street, Boston, MA      LMGI          100%            MA
                                                02117

                fka Liberty Corporate
                Services Inc. (f/k/a Liberty
                Property-Casualty Holdings
                Inc.

LRBL            Liberty Re (Bermuda) Limited    73 Front Street, Hamilton HM11,      LMIC          100%            Bermuda
                                                Bermuda

LREC            Liberty Real Estate             175 Berkeley Street, Boston, MA      LMEC          100%            MA
                Corporation                     02117

LCRMS           Liberty Risk Services           Av. Leandro N. Alem 518, 6th         LATIN         99.99%          Argentina
                Argentina S.A. (formerly        Floor, Buenos Aires, Argentina
                known as Liberty Consulting &
                Risk Management Services S.A.)

LRSV            Liberty Risk Services de        Avenida Francisco de Miranda,        LATIN         100%            Venezuela
                Venezuela S.A.                  Torre Seguros Venezuela, Nivel
                                                C-4, Centro Commercial El Parque,
                                                Los Palas Grandes, Caracas,
                                                Venezuela 1060

LRSUK           Liberty Risk Services Limited   400 Capability Green, Luton,         LEHL          100%            UK
                                                Bedfordshire, LU1 3LU

LSII            Liberty Sanibel II Limited      175 Berkeley Street, Boston, MA      LMEC                          MA
                Partnership                     02117
                                                                                     LREP

LSASA           Liberty Seguros Argentina,      Av. Leandro N. Alem 518, 6th         LATIN         99.99%          Argentina
                S.A                             Floor, Buenos Aires, Argentina

VIDA            Liberty Seguros de Vida,        Avendia Calle 72 #10-07, Bogota,     LSEG          57.59%          Colombia
                S.A.                            D.C. Republica de Colombia
                                                                                     LILA          42.41%

LSEG            Liberty Seguros S.A.            Avendia Calle 72 #10-07, Bogota,     LILA          94.71%          Colombia
                                                D.C. Republica de Colombia
                                                                                     LICOL         5.26%

LSIG            Liberty Spain Insurance Group   175 Berkeley Street, Boston, MA      LMIC          100%            DE
                LLC                             02117

LSIC            Liberty Surplus Insurance       175 Berkeley Street, Boston, MA      LMIC          100%            NH
                Corp.                           02117

LSML            Liberty Syndicate Management    1 Minster Court, Mincing Lane,       LIHI          100%            UK
                Ltd.                            London, EC3R 7YE

LSSL            Liberty Syndicate Services      1 Minster Court, Mincing Lane,       LCCL          100%            UK
                Limited                         London, EC3R 7YE

LUSA            Liberty-USA Corporation         175 Berkeley Street, Boston, MA      PIC           100%            DE
                                                02117

LICP&C          LIH US P&C Corporation          175 Berkeley Street, Boston, MA      LIH           100%            DE
                                                02117

LIHRE           LIH-Re of America Corp.         62 Maple Avenue, Keene, NH 03431     LUSA          100%            DE

LIIA            LIIA Insurance Agency, Inc.     175 Berkeley Street, Boston, MA      HIA                           TX
                                                02117

LILA            LILA (Colombia) Holdings        Cannon's Court, 22 Victoria          LATIN         100%            Bermuda
                Limited                         Street, Hamilton HM12, Bermuda

LLSIANV         LLS Insurance Agency of         175 Berkeley Street, Boston, MA      LLAC          100%            NV
                Nevada, Inc.                    02117

LM              LM Insurance Corporation        175 Berkeley Street, Boston, MA      LMIC          100%            IA
                                                02117

LMG             LMG Insurance Co Ltd            2 Jasmine City Building, 14th-15th   TKCL          74.99%          Thailand
                                                Floor, Soi Sukhumvit 23
                fka Narai International         (Prasanmitr), Sukhumvit Road,        LIAPHI        24.99%
                Insurance Company Limited       Klongtoey Nua Khet Wattana, Bankok
                                                Metropolis

LMGIC           LM General Insurance Company    175 Berkeley Street, Boston, MA      LMIC          100%            DE
                                                02117

                fka Prudential General
                Insurance Company

LMHCMHI         LMHC Massachusetts Holdings     175 Berkeley Street, Boston, MA      LMGI          100%            MA
                Inc                             02117

LMPCIC          LM Property and Casualty        175 Berkeley Street, Boston, MA      LMIC          100%            IN
                Insurance Company               02117

                fka Prudential Property and
                Casualty Insurance Company

LMPIC           LM Personal Insurance Company   175 Berkeley Street, Boston, MA      LMIC          100%            DE
                                                02117

                fka Prudential Commercial
                Insurance Company

LREP            LRE Properties, Inc.            175 Berkeley Street, Boston, MA      LMEC          100%            MA
                                                02117

MIS             Marine Insurance Services       20 Cecil Street, #18-01, The         LME           50%             Singapore
                Pte. Ltd.                       Exchange, Singapore 049705

M&B             Merchants & Business Men's      275 Grandview Avenue, Suite 300,     LMIC                          PA
                Mutual Insurance Company        Camp Hill, PA  17011

MHG             Merchants Holding Corporation   2201 North Front Street,             M&B           100%            PA
                                                Harrisburg, PA 17110

MAAI            Mid-American Agency, Inc.       350 E. 96th Street, Indianapolis,    LUSA          100%            IN
                                                IN 46240

MAFCC           Mid-American Fire and           6281 Tri-ridge Blvd., Loveland, OH   MWIC          100%            OH
                Casualty Company                45140

MAI             Missouri Agency, Inc.           350 E. 96th Street, Indianapolis,    LUSA          100%            MO
                                                IN 46240

MMIC            Montgomery Mutual Insurance     17810 Meeting House Road, Sandy      LMIC                          MD
                Company                         Spring, MD 20860

NIA             National Insurance Association  350 East 96th Street,                Control -                     IN
                                                Indianapolis, IN 46240               TNC

NPIN*           North Pacific Insurance         1 Liberty Centre, Portland, OR       LNW           100%            OR
                Company                         97232

OAC*            Oregon Automobile Insurance     1 Liberty Centre, Portland, OR       LNW           100%            OR
                Company                         97232

PTLII           P.T. Liberty International      In liquidation                       LIAPHI        99.99%          Indonesia
                (Indonesia)

PIIC*           Peerless Indemnity Insurance    3333 Warrenville Road, Lisle, IL     LUSA          100%            IL
                Company                         60532

PIC             Peerless Insurance Company      62 Maple Avenue, Keene, NH 03431     LIHUSP&C      100%            NH

SDIC            San Diego Insurance Company     525 B Street, San Diego, CA 92101    GEIC          100%            CA

CAVSC           Seguros Caracas de Liberty      Torre Seguros Caracas, Nivel C-4,    LATIN         99.11%          Venezuela
                Mutual S.A.                     Centro Comercial Parque Canaima,
                                                Avenida Francisco de Miranda, Los
                                                Palos Grandes, Caracas, 1060
                                                Venezuela

SAII            State Agency, Inc. (Indiana)    350 E. 96th Street, Indianapolis,    LUSA          100%            IN
                                                IN 46240

SAWI            State Agency, Inc. (Wisconsin)  350 E. 96th Street, Indianapolis,    LUSA          100%            WI
                                                IN 46240

SIG             Stuart Insurance Group Ltd.     73 Front Street, Hamilton HM11,      LMHBL         19.50%          Bermuda
                                                Bermuda

SJICL           St. James Insurance Company     73 Front St, 3rd Floor, Hamilton     LMGI          100%            Bermuda
                Ltd.                            HM11, Bermuda

SCI             Summit Consulting, Inc.         2310 A-Z Park Road, Lakeland, FL     LCS           100%            FL
                                                33801

SCIL            Summit Consulting, Inc. of      2310 A-Z Park Road, Lakeland, FL     SCI           100%            LA
                Louisiana                       33801

SHS             Summit Holding Southeast, Inc.  2310 A-Z Park Road, Lakeland, FL     LMIC          100%            FL
                                                33801

TEILLC          Tara Energy Investments, LLC    175 Berkeley Street, Boston, MA      LEHLLC        100%            DE
                                                02117

FIRST           The First Liberty Insurance     175 Berkeley Street, Boston, MA      LMIC          100%            IA
                Corporation                     02117

MWIC            The Midwestern Indemnity        6281 Tri-Ridge Blvd., Loveland, OH   PIIC          100%            OH
                Company                         45140

TNC             The National Corporation        350 East 96th Street,                LUSA          100%            IN
                                                Indianapolis, IN 46240

TNIC            The Netherlands Insurance       62 Maple Avenue, Keene, NH 03431     LIHUSP&C      100%            NH
                Company

TKCL            Tun Kaokali Company, Ltd        87/1 Capitol Tower, All Seasons      KTCL          99.99%          Thailand
                                                Place, 18th Floor, Wireless Road,
                                                Khwaeng Lumpini, Khet Pathumwan,
                                                Bangkok, Thailand

UEI             US Employers Insurance          Cayman National Insurance Managers   BEIC          100%            Cayman
                Company, Inc.                   Ltd., Harbour Place, 103 South
                                                Church Street, PO Box 2171GT,                                      Islands
                                                Grand Cayman, Cayman Islands, BWI

WB              Wausau (Bermuda) Ltd.           73 Front Street, Hamilton HM11,      LMCH          100%            Bermuda
                                                Bermuda

WBIC            Wausau Business Insurance       2000 Westwood Drive, Wausau, WI      WSC           100%            WI
                Company                         54401

WGIC            Wausau General Insurance        2000 Westwood Drive, Wausau, WI      WSC           100%            WI
                Company                         54401

WICUK           Wausau Insurance Co. (U.K.)     2000 Westwood Drive, Wausau, WI      LMIC          100%            UK
                Limited                         54401

WSC             Wausau Service Corporation      2000 Westwood Drive, Wausau, WI      LMIC          100%            WI
                                                54401

WUIC            Wausau Underwriters Insurance   2000 Westwood Drive, Wausau, WI      WSC           100%            WI
                Company                         54401

WHS             Workwell Health & Safety,       175 Berkeley Street, Boston, MA      LMIC          100%            MI
                Inc.                            02117

WSA             Wausau Signature Agency Inc.    2000 Westwood Drive, Wausau, WI      WSC           100%            WI
                                                54401
                fka Companies Agency, Inc.


   * Controlled by virtue of a majority of its board of directors consisting of employees of Liberty Mutual Insurance Company.

ITEM 30 - INDEMNIFICATION

Article XV of Liberty Life Assurance Company of Boston's By-Law provides: "The company shall, except as hereinafter provided, indemnify and reimburse each director, former director, officer and former officer, and his heirs and legal representatives, for and against all loss, liability and expense, whether heretofore or hereafter imposed upon or incurred by him in connection with any pending or future action, suit, proceeding or claim in which he may be involved, or with which he may be threatened, by reason of any alleged act or omission as a director or an officer of the company. Such loss, liability and expense shall include, but not be limited to, judgments, court costs, attorneys' fees and the cost of reasonable settlements. Such indemnification and reimbursement shall not cover (a) judgments, expenses or liabilities, rendered, imposed or incurred in connection with any item or matter as to which such director or officer shall have been adjudicated in any proceeding not to have acted in good faith in the reasonable belief that his action was in the best interests of the company; or
(b) loss, liability or expense imposed or incurred in connection with any item or matter which shall be settled without final adjudication unless such settlement shall have been approved as in the best interests of the company (1) by vote of the board at a meeting in which no director participates against whom as such director any suit or proceeding on the same or similar grounds is then pending or threatened or (2) by vote of the stockholders. The foregoing rights of indemnification and reimbursement shall be in addition to any rights to which any director, former director, officer or former officer, and the heirs and legal representatives of each, may otherwise be entitled as a matter of law."

"Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Securities Act"), may be permitted to directors, officers and controlling persons of the Registrant, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue."

Section 12.2 of the Operating Agreement for Liberty Life Distributors LLC (together with any successor company, the "Company") states: "Indemnification.
(a) The Managers shall be fully indemnified, defended and held harmless, absolutely, irrevocably and forever, by the Company from and against any and all claims, demands, liabilities, costs, damages and causes of action, of any nature whatsoever, arising out of or incidental to the Manager's management of the Company affairs, except where the claim at issue is based upon the fraud, gross negligence or willful misconduct of a Manager, or the breach by a Manager of any provision of this Agreement, the result of which is adverse to the Company or to any Manager. (b) The indemnification provided by Subsection 12.2 (a) shall be made solely and entirely from assets of the Company, and no Member [i.e., a person that owns a membership interest in the Company] shall be personally liable to the indemnitee in connection therewith. (c) In any proceeding brought by or in the right of the Company or brought by or on behalf of Members, there shall not be any damages assessed against a Manager or a Member arising out of any transaction, occurrence or course of conduct. The aforesaid elimination of liability of a Manager or a Member shall not be applicable if the Manager or Member engaged in fraud, gross negligence, willful misconduct or the breach of any provision of this Agreement."

ITEM 31 - PRINCIPAL UNDERWRITER

(a) Other Activity. Not applicable

(b) Management. The following information is provided with respect to the officers and directors of Liberty Life Distributors LLC

NAME AND PRINCIPAL BUSINESS ADDRESS            POSITION AND OFFICES WITH UNDERWRITER
J. Paul Condrin, III                           Chairman of the Board of Managers

A. Alexander Fontanes                          Manager

Stephen M. Batza                               Manager

Christopher C. Mansfield                       Manager

Dennis J. Langwell                             Manager

John T. Treece                                 President

Margaret Dillon                                Treasurer

Laurance H. S. Yahia                           Assistant Treasurer

Dexter R. Legg                                 Secretary

Anne G. Delaney                                Vice President -- Administration

Gary J. Ostrow                                 Vice President

William J. Dauksewicz                          Chief Compliance Officer

William J. O'Connell                           Assistant Secretary

Diane S. Bainton                               Assistant Secretary

James R. Pugh                                  Assistant Secretary

Lee W. Rabkin                                  Assistant Secretary

The principal business address of Mr. Treece is 100 Liberty Way, Dover, New Hampshire 03820-5808. The principal business address of the remaining officers and managers is 175 Berkeley Street, Boston, Massachusetts 02117.

(c) Compensation from the Registrant. The following table shows all commissions and other compensation received by Liberty Life Distributors LLC, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

                   (2)
(1)                NET UNDERWRITING       (3)                   (4)
NAME OF PRINCIPAL  DISCOUNTS AND          COMPENSATION ON       BROKERAGE             (5)
UNDERWRITER        COMMISSIONS            REDEMPTION            COMMISSIONS           OTHER COMPENSATION
-----------------  ---------------------  --------------------  --------------------  --------------------
Liberty Life
Distributors LLC
2004               $  0                   $  0                  $ 429,116             $ 0

2003               $  0                   $  0                  $ 429,102             $ 0

2002               $  0                   $  0                  $ 545,176             $ 0

Liberty Life Distributors LLC pays out all commissions received to the selling broker-dealers.

ITEM 32 - LOCATION OF ACCOUNTS AND RECORDS

All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the rules under that section are maintained by Liberty Life Assurance Company of Boston at 100 Liberty Way, Dover, New Hampshire 03820 or at 175 Berkeley Street, Boston, Massachusetts 02117.

ITEM 33 - MANAGEMENT SERVICES

All management contracts are discussed in Part A or Part B.

ITEM 34 - FEE REPRESENTATION

Liberty Life Assurance Company of Boston hereby represents that the fees and charges deducted under the Flexible PremiumVariable Life Insurance Contracts hereby registered by this Registration Statement in the aggregate are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Liberty Life Assurance Company of Boston.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this Post-Effective Amendment to the Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Boston and the Commonwealth of Massachusetts on the 29th day of April 2005.


By:  LLAC Variable Account
     ---------------------
     Registrant


By:  /s/ William J. O'Connell
     ------------------------
     William J. O'Connell
     Assistant General Counsel and Assistant Secretary


By:  Liberty Life Assurance Company of Boston
     ----------------------------------------
     Depositor


By:  /s/ William J. O'Connell
     ------------------------
     William J. O'Connell

     Assistant General Counsel and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on April 29, 2005.


/s/ Edmund F. Kelly*
--------------------
Edmund F. Kelly

President, Chief Executive Officer and Chairman of the Board


/s/ J. Paul Condrin*
--------------------

J. Paul Condrin, III
Director and Vice President


/s/ Dennis J. Langwell*
-----------------------
Dennis J. Langwell
Director and Vice President


/s/ A. Alexander Fontanes*
--------------------------
A. Alexander Fontanes
Director and Vice President


/s/ Christopher C. Mansfield*
-----------------------------
Christopher C. Mansfield
Director


/s/ Jean M. Scarrow*
--------------------
Jean M. Scarrow
Director and Chief Operating Officer - Group


/s/ Stephen M. Batza*
---------------------
Stephen M. Batza
Director and Chief Operating Officer - Individual


/s/ Laurance H. S. Yahia*
-------------------------
Laurance H. S. Yahia
Treasurer


*By:  /s/ William J. 0'Connell
      ------------------------
      William J. O'Connell
      Assistant General Counsel and Assistant Secretary
      Attorney-in-fact
      Pursuant to Power of Attorney

*William J. O'Connell has signed this document on the indicated date on behalf of each of the above Directors and Officers of the Depositor pursuant to powers of attorney duly executed by such persons and included as Exhibit 18 of this Registration Statement.

                              EXHIBIT INDEX

12   (a) Opinion of Christopher R. Poirier, FSA, MAAA

13   (a) Illustration Sample Calculation

14   (a) Consent of Independent Auditor